                                                                    EXHIBIT 10.4

                                   SUBLEASE


                                     between



                    Compaq Computer Corporation, Sublandlord


                                       and



                           ChemConnect Inc., Subtenant



                          Dated as of February 26, 1999


                 44 Montgomery Street, San Francisco, California

                                    SUBLEASE



        THIS SUBLEASE is made as of February 26, 1999, by and between Compaq Computer Corporation, a Delaware corporation (and successor in interest to Digital Equipment Corporation, a Massachusetts corporation) ("Sublandlord"), and ChemConnect, a Delaware corporation ("Subtenant").

                                    RECITALS

        A. Sublandlord is the tenant under the Prime Lease (as defined below) and State Street Bank and Trust Company of California, N.A. (not individually but as Ancillary Trustee for State Street Bank and Trust Company, a Massachusetts banking corporation, not personally but solely as Trustee for Telephone Real Estate Equity Trust), is the landlord ("LANDLORD") pursuant to that certain lease dated December 3, 1996 ("PRIME LEASE"). The premises leased to Sublandlord under the Prime Lease is known as Suite 250, 44 Montgomery Street, San Francisco, California, which premises is more particularly described in Article I of the Prime Lease (the "LEASED PREMISES"). All capitalized terms not otherwise defined in this Sublease shall have the meanings set forth in the Prime Lease.

        B. Subtenant wishes to sublease from Sublandlord the portion of the Leased Premises shown on the attached EXHIBIT A, containing approximately 9,093 rentable square feet ("RSF"), as RSF is defined in the Prime Lease (the "SUBLET PREMISES"), and Sublandlord is willing to sublet the Sublet Premises to Subtenant.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. DEMISE. Sublandlord hereby subleases the Sublet Premises to Subtenant and Subtenant hereby sublets the Sublet Premises from Sublandlord subject to the terms and conditions hereinafter stated.

        2. TERM. The term of the Sublease (the "SUBLEASE TERM") shall be approximately thirty-four (34) months, beginning on March 4, 1999 (the "COMMENCEMENT DATE"), and ending on December 31, 2001.

        3. DELIVERY OF SUBLET PREMISES. Subtenant expressly acknowledges that it has inspected the Sublet Premises and is fully familiar with the physical condition thereof, and agrees to accept possession of the Sublet Premises in its "AS IS" condition. Subtenant acknowledges that Sublandlord has made no representations or warranties regarding the Sublet Premises, and that it has relied on no such representations or warranties in accepting the Sublet Premises. Subtenant acknowledges that Sublandlord shall have no obligation to do any work in or to the Sublet Premises, or to incur any expense in connection therewith, in order to make them suitable and ready for occupancy and use by Subtenant.

        4. RENT.

        (a) BASE RENT. Subtenant shall pay to Sublandlord base rent ("BASE RENT") without offset, deduction or demand in the following amounts for the following periods:

                         Period                         Rate per RSF
                         ------                         ------------
                     Months 1 - 12                         $28.00

                     Months 13 - 24                        $30.00

                     Months 25 - 34                        $32.00

Base Rent payments will be payable in advance in monthly installments commencing on the Commencement Date and continuing on the first day of every month thereafter. Base Rent shall be apportioned for any partial calendar month occurring at the beginning or end of the Sublease Term on a 30-day month basis.

        All payments hereunder shall be made to the following address:

               Compaq Computer Corporation
               305 Rockrimmon Blvd., South
               Mail Stop: CXO3-1/D12
               Colorado Springs, CO 80919-2398
               Attention: Lease Administration

or at such other address as Sublandlord may from time to time designate by written notice to Subtenant.

        (b) ADDITIONAL RENT. Subtenant shall pay to Sublandlord, as additional rent, Tenant's Percentage Share of increases in the Property Taxes and Operating Expenses (as defined in Sections 1.09 and Article IV of the Prime Lease) above the 1997 base year rate, for each calendar year or portion thereof included in the Sublease Term. All sums which Subtenant agrees to pay under this Sublease other than Base Rent, or which Sublandlord pays or incurs as a result of a default by Subtenant, including without limitation interest at the Default Rate as defined in Section 12, shall be included within the term "ADDITIONAL Rent" whether or not expressly so identified. As used in this Sublease, the term "RENT" shall mean collectively Base Rent and Additional Rent.

        (c) NET SUBLEASE. Except as otherwise expressly provided for herein, this Sublease is intended to be a net sublease, and Subtenant shall be responsible for the payment of all costs and expenses whatsoever, ordinary or extraordinary, foreseen or unforeseen, with respect to the Sublet Premises and the use and occupancy thereof.

        (d) SECURITY DEPOSIT. Upon the execution of this Sublease, Subtenant will pay to Sublandlord the sum of One Hundred Six Thousand Eighty-Five Dollars ($106,085) (the "SECURITY DEPOSIT") as security for the punctual performance of each and every obligation of Subtenant under this Sublease. Sublandlord may commingle such amount with Sublandlord's other funds to the extent permitted by applicable law, and no interest shall be due thereon. Sublandlord may use the Security Deposit to cure any default by Subtenant, and Subtenant shall immediately reimburse Sublandlord, on demand, the amount so expended. Sublandlord may assign the Security Deposit to any successor owner of the Building and thereafter Sublandlord shall have no further responsibility therefor. The Security Deposit or the remaining portion thereof shall be applied to Rent owed for the last five (5) months of the Sublease Term, provided that Subtenant is not then in default hereunder.

        5. USE.

        (a) PERMITTED USE. Subtenant shall continuously use and occupy the Sublet Premises, to the extent permitted by law, for general office use (the "PERMITTED USE"). Sublandlord shall not unreasonably withhold consent to any change in use that is consented to by Landlord. Sublandlord makes no representation or warranty as to the necessity of obtaining any license, permit or approval from any federal, state or municipal governmental authority for such uses. Subject to the provisions of the Prime Lease, Subtenant shall have access to the Sublet Premises twenty-four (24) hours a day, seven (7) days a week.

        (b) COMPLIANCE. Subtenant shall not conduct any activity on the Sublet Premises or in the Building which is improper or offensive, or which causes any noise, odor or vibration to be emitted from the Sublet Premises or the Building. Subtenant shall comply with reasonable rules and regulations of the Building as the same may be promulgated and modified by Landlord from time to time. Subtenant shall comply with all laws, statutes, ordinances, by-laws, regulations, restrictions, and with the requirements of all governmental approvals, licenses and permits, relating to the Building or the Sublet Premises, and with the provisions of all insurance policies from time to time in effect with respect to the Building or the Sublet Premises. In addition, Subtenant shall obtain, keep in force, and comply with all requirements of all governmental approvals, licenses and permits required for Subtenant's specific use of the Sublet Premises.

        6. FURNITURE, FIXTURES AND EQUIPMENT. Subtenant shall have the right throughout the Sublease Term to use any of Sublandlord's furniture, fixtures and equipment ("FFE") which are located in the Sublet Premises as of the Commencement Date. At the end of the Sublease Term or upon earlier termination of this Sublease, Subtenant shall remove all FFE from the Sublet Premises and retain it or dispose of it as Subtenant determines; provided that Subtenant shall repair all damage caused by such removal and restore the Sublet Premises to substantially the same condition as at the beginning of the Sublease Term.

        7. ASSIGNMENT AND SUBLETTING. Subtenant shall not assign, transfer, mortgage or pledge this Sublease, nor sublet all or any part of the Sublet Premises, or enter into any other license or occupancy arrangement, whether voluntary or involuntary or by operation of law (collectively a "TRANSFER"), without Sublandlord's prior written consent, which consent may be withheld by Sublandlord in its sole and absolute discretion. No Transfer, nor any collection of rent by Sublandlord from any person or entity other than Subtenant, shall relieve Subtenant of its obligations to fully observe and perform the terms, covenants, and conditions hereof. No consent by Sublandlord in a particular instance shall be deemed a waiver of the obligation to obtain Sublandlord's consent in another instance. Subtenant shall pay to Sublandlord as received any excess of amounts received pursuant to an assignment, subletting, license or other occupancy arrangement in excess of the Rent due hereunder. For the purposes of this Sublease, the transfer of a majority ownership interest in Subtenant shall be deemed a Transfer. Notwithstanding the above, a transfer to an "AFFILIATE" as identified in the Master Lease shall not be deemed a "TRANSFER" under this Sublease; provided that any merger or acquisition by Sublessee may require consent of Sublandlord and Landlord if not an "AFFILIATE" transfer, but the consent of Sublandlord shall not be unreasonably withheld.

        8. INSURANCE. Subtenant shall maintain in full force and effect during the Sublease Term all insurance required of Sublandlord under the Prime Lease.

        9. MAINTENANCE AND SERVICES. Subtenant hereby agrees that, except as otherwise provided in this Section 9, it is relying directly on Landlord's obligations under the Prime Lease for all maintenance, services and repairs to the Sublet Premises. If Landlord shall default in any of its obligations to Sublandlord under the Prime Lease, then Sublandlord shall cooperate with Subtenant, upon request by Subtenant and at Subtenant's sole cost and expense, in enforcing Sublandlord's rights against Landlord under the Prime Lease.

        10. PRIME LEASE.

        (a) INCORPORATION OF PRIME LEASE. Except as otherwise expressly provided herein, Sublandlord grants to Subtenant, to share in common with Sublandlord, all of Sublandlord's rights, benefits, and interests with respect to the Sublet Premises, and Subtenant agrees to accept from Sublandlord and hereby assumes all of Sublandlord's obligations and burdens under the Prime Lease with respect to the Sublet Premises, as if all of such rights and obligations were set forth herein in their entirety; provided that the terms and conditions of this Sublease shall be controlling whenever the terms and conditions of the Prime Lease are contradictory to or inconsistent with terms and conditions hereof, and provided further that those provisions of the Prime Lease which are protective and for the benefit of the Landlord shall in this Sublease be deemed to be protective and for the benefit of both the Landlord and Sublandlord and any obligation of Sublandlord to restore any of its alterations on surrender shall not be the obligation of Subtenant. All of the terms and provisions of the Prime Lease, except as superseded by this Sublease, are incorporated into and made a part of this Sublease and the rights and obligations of the parties under the Prime Lease are hereby imposed upon the parties hereto with respect to the Sublet Premises, Sublandlord being substituted for the "Landlord" in the Prime Lease, and Subtenant being substituted for the "Tenant" in the Prime Lease. It is further understood that where reference is made in the Prime Lease to the "Premises," the same shall mean the Sublet Premises as defined herein; where reference is made to the "Commencement Date," the same shall mean the Commencement Date as defined herein; and where reference is made to the "Lease," the same shall mean this Sublease. Notwithstanding the foregoing sentence, the terms, covenants and conditions of the following Sections of the Prime Lease are expressly deleted from this Sublease; Sections 3.02, 14.01, 19.02 and 26.01. Subtenant represents that it has read and is familiar with the terms of the Prime Lease.

        (b) PERFORMANCE OF PRIME LEASE. Subtenant covenants and agrees faithfully to observe and perform all of the terms, covenants and conditions of the Prime Lease (as incorporated) on the part of Sublandlord to be performed with respect to the Sublet Premises, and neither to do nor cause to be done, nor suffer, nor permit any act or thing to be done which would or might cause the Prime Lease to be canceled, terminated, forfeited or surrendered, or which would or might make Sublandlord liable for any damages, claims or penalties.

        (c) CONSENTS. Sublandlord shall not be required to give any consent required or permitted under the terms of this Sublease with respect to any matter on which the Prime Lease requires the consent of Landlord until it has first obtained the written consent of the Landlord with respect to such matter. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving the payment of money, unless Subtenant pays such money) to obtain such consent of the Landlord in a timely manner.

        (d) NO SUBLANDLORD OBLIGATION. Except as otherwise specifically provided herein, Sublandlord shall not have any obligation to construct, maintain, alter, restore or repair the Sublet Premises, the Building, or any other facility or improvement appurtenant thereto or to provide Subtenant with any service of any kind or description whatsoever, nor shall Sublandlord be responsible for the performance of Landlord's obligations under the Prime Lease or be liable in damages or otherwise for any negligence of Landlord or for any damage or injury suffered by Subtenant as a result of any act or failure to act by Landlord or any default by Landlord in fulfilling its obligations under the Prime Lease. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving the payment of money, unless Subtenant pays such money) to cause Landlord to perform its obligations under the Prime Lease in a timely manner. Subtenant hereby waives all claims for consequential damages against Sublandlord arising out of any breach or failure by Sublandlord to perform or observe the requirements and obligations created by this Sublease.

        (e) TERMINATION. If the Prime Lease is terminated pursuant to any provision of the Prime Lease or otherwise, (i) this Sublease shall terminate simultaneously therewith, and (ii) any unearned Rent paid in advance shall be refunded to Subtenant unless such termination was the result of a breach by Subtenant of any term, covenant or condition of this Sublease.

        11. DEFAULTS.

        (a) DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" hereunder: (i) if Subtenant fails to pay any Rent when due and such failure continues for three (3) days after written notice of such failure (provided, however, that Subtenant shall not be entitled to such notice if Sublandlord has given notice to Subtenant of one or more previous such failures within a 12-month period, in which event such failure shall constitute a default hereunder upon the expiration of three (3) days after such payment was due without notice), or (ii) if Subtenant fails to perform or observe any of the terms of this Sublease other than those requiring the payment of Rent and such failure continues for ten (10) days after Sublandlord gives written notice of said failure; provided, however, that if the grace period for such default provided to Sublandlord under the Prime Lease is shorter than ten (10) days, the length of Subtenant's grace period shall be two (2) days less than Sublandlord's grace period and if the nature of the default is such that the default cannot reasonable be cured within ten (10) days, no default shall exist so long as Subtenant promptly commences and diligently prosecutes such cure to completion; or (iii) if the subleasehold hereby created shall be taken on execution, or by other process of law, or if any assignment shall be made of Subtenant's property for the benefit of creditors, or if a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed to take charge of all or any part of Subtenant's property by a court of competent jurisdiction, or if a petition is filed by Subtenant under any bankruptcy or insolvency law, or if a petition is filed against Subtenant under any bankruptcy law and the same shall not be dismissed within thirty (30) days from the date upon which it is filed.

        (b) REMEDIES. If an Event of Default occurs, Sublandlord may at its option immediately or at any time thereafter exercise any one or more of the remedies provided in the Prime Lease with respect to a default thereunder by Sublandlord.

        (c) DEFAULT RATE. All sums not paid by Subtenant when due hereunder (regardless of whether or not the applicable grace period has expired) shall bear interest at the highest rate permitted by law (the "DEFAULT RATE"), which interest shall be payable to Sublandlord as Additional Rent hereunder immediately upon demand.

        12. NOTICES. All notices relating to this Sublease or the Sublet Premises shall be in writing and addressed, if to Subtenant, to the Sublet Premises, attention John Beasley or to such other address as Subtenant shall designate in writing; and if to Sublandlord, to:

               Compaq Computer Corporation
               305 Rockrimmon Blvd., South
               Mail Stop: CX03-1/D12

               Colorado Springs, CO  80919-2398
               Attention:  Lease Administration

or to such other address as Sublandlord shall designate in writing. No notice from Subtenant to Landlord shall be effective as to Sublandlord unless Subtenant delivers a copy of such notice in the manner set for in this section to Sublandlord simultaneously with delivery of such notice to Landlord. Any notice shall be deemed duly given (i) when delivered by hand, if so delivered and a receipt obtained, or (ii) four (4) days after being deposited with the U.S. Postal Service addressed to such address, postage prepaid, registered or certified mail, return receipt requested, or (iii) the next business day after being delivered to an overnight courier with acceptance signature required.

        13. ATTORNEYS' FEES. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Sublease, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Sublease, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled. For the purposes of this Sublease, the term "prevailing party" shall mean the party who obtains substantially the relief desired, whether by dismissal, default, summary judgment, settlement or otherwise.

        14. CONSENT OF LANDLORD. The effectiveness of this Sublease shall be conditioned upon the receipt by Sublandlord of written consent of Landlord.

        15. MISCELLANEOUS. This Sublease shall be binding upon the parties hereto and their respective successors and assigns.

        (a) APPLICABLE LAW. This Sublease shall be governed by and construed in accordance with the laws of the state in which the Sublet Premises are located.

        (b) MODIFICATION, ETC. Neither this Sublease nor any provision hereof may be waived, modified, amended, discharged or terminated, except by an instrument in writing signed by both parties. This Sublease constitutes the entire agreement of the parties hereto with respect to the Sublet Premises.

        (c) SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to other persons or circumstances shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

        (d) NO WAIVER. No failure by Sublandlord or Subtenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent by Sublandlord during the continuance of such breach, shall constitute a waiver of any such breach or of any such term. Sublandlord's consent in one instance hereunder shall not relieve Subtenant of the requirement of obtaining Sublandlord's consent in any other instance.

        (e) BROKERS. The parties hereto agree that they have dealt with no brokers in this transaction other than Cushman Realty Corporation and Julien J. Studley, Inc. (the "BROKERS"). Each party hereto shall indemnify, defend (with counsel reasonably satisfactory to the indemnified party) and hold the other party hereto harmless and against all claims, liabilities, leases, damages, costs and expenses arising from a breach of such representation and warranty.

        (f) CONFIDENTIALITY. All terms and conditions of this Sublease shall be kept confidential by all parties and shall not be disclosed without the consent of the other parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed under seal by their duly authorized officers as of date first above written.


                                            SUBLANDLORD:


                                    COMPAQ COMPUTER CORPORATION


                                    By: /s/ TIM AIMONE 3/3/99 for Steve Epner
                                       ---------------------------------

                                    Name: Tim Aimone
                                         -------------------------------
                                           Director Real Estate &
                                    Title: Operating Svcs
                                          ------------------------------


                                    SUBTENANT:

                                    CHEMCONNECT, INC.


                                    By:  /s/ JOHN F. BEASLEY
                                       ---------------------------------

                                    Name: John F. Beasley
                                         -------------------------------

                                    Title:  President & CEO
                                          ------------------------------

EXHIBIT A TO SUBLEASE

                           DIAGRAM OF SUBLEASED SPACE

APPROVED BY PRIME LANDLORD:

By:
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------

                               CONSENT TO SUBLEASE



THIS CONSENT TO SUBLEASE (this "Consent") is made as of March 5, 1999 by OTR, an Ohio general partnership, as nominee of THE STATE TEACHER'S RETIREMENT BOARD OF OHIO, a statutory organization created by the laws of Ohio successor-in-interest to State Street Bank and Trust Company of California, N A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company of Massachusetts banking corporation, not personally but solely as Trustee for the Telephone Real Estate Equity Trust ("Landlord") with reference to the following facts:

        A. State Street Bank and Trust Company of California, N.A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company of Massachusetts banking corporation, not personally but solely as Trustee for the Telephone Real Estate Equity Trust, DIGITAL EQUIPMENT CORPORATION, a Massachusetts corporation predecessor-in-interest to COMPAQ COMPUTER CORPORATION, a Delaware corporation ("Tenant") and Landlord are parties to that certain Office Lease dated, December 3, 1996 (the "Lease"), with respect to the Premises (as defined in the Lease) located at the street address 44 Montgomery Street, Suite 250, San Francisco, California.

        B. Tenant has agreed to sublet the Premises to CHEMCONNECT, a Delaware corporation ("Subtenant"), pursuant to a Sublease, dated February 26, 1999 (the "Sublease"), between Tenant as sublandlord; and Subtenant as subtenant.

        THEREFORE, it is understood and agreed as follows:

        1. Consent to Sublease. Subject to the terms and conditions contained herein, Landlord hereby consents to the Sublease.

        2. Payment of Attorney's Fees. Tenant shall pay to Landlord the amount of five hundred and 00/100 dollars ($500.00) on account of Landlord's attorney's fees and costs incurred in connection with the review of the request for this Consent, review of the Sublease, and the preparation of this Consent.

        3. No Modification of Lease. This Consent shall not modify, waive, or affect any of the terms, covenants or conditions of the Lease, including, without limitation, the Landlord's right to rental and other monetary consideration payable under the Sublease in excess of the rent payable by Tenant under the Lease, or waive any breach of the Lease or any of the rights of Landlord thereunder, or enlarge Landlord's obligations under the Lease.

        4. No Release of Tenant. The subletting of the Premises to Subtenant, the Sublease, or this Consent shall not in any way release or discharge Tenant from any of its covenants, agreements, liabilities and duties under the Lease.

        5. Subordination. The Sublease is, in all respects, subject to and subordinate to the Lease and to all terms and provisions contained in the Lease, and the Lease shall prevail over any other conflicting provision in the Sublease or any other agreement between Tenant and Subtenant.

        6. Option to Assign Sublease.

        (a) Except as provided in this paragraph 6, the termination for any reason of the Lease shall terminate the Sublease.

        (b) If, at any time prior to the expiration of the term of Sublease, Landlord may elect to have the Sublease assigned to Landlord, and such assignment shall not terminate the Sublease and the Lease shall survive for the limited purpose of preventing a termination of the Sublease by merger and permitting the incorporation of the terms of the Lease in the Sublease. Landlord's election may be exercised in its sole and absolute discretion by delivering written notice to Tenant and Subtenant prior to the effective date of termination of the Lease. Landlord shall not in any way be obligated to exercise this election.

        (c) If this election is exercised, Subtenant shall thereafter make all rent payments due under the Sublease directly to Landlord, and Subtenant shall attorn to Landlord and recognize Landlord as the sublandlord under the Sublease for the then executory terms and conditions set forth in the Sublease for the remainder of the term of the Sublease, provided Landlord shall not disturb Subtenant's tenancy under the Lease and further provided Subtenant is not in default under any of the terms, covenants and conditions of the Sublease beyond any applicable grace or cure period.

        (d) Notwithstanding anything contained in this Consent, the Lease or the Sublease, Landlord shall not: (1) be liable to Tenant or Subtenant for any past act, omission or default on the part of the Tenant under the Sublease and Tenant and Subtenant shall have no right to assert the same or any damages arising therefrom as an offset, defense or deficiency against Landlord; (2) be liable to Subtenant for any prepayment of rent or deposit, rental security or any other sums deposited with Tenant under the Sublease and not delivered to Landlord; or
(3) be bound by any amendment or modification of the Sublease not consented to by Landlord.

        (e) Notwithstanding that as a matter of law the Sublease may otherwise terminate upon the termination of the Lease, the foregoing provisions of this paragraph shall be self-operative upon such written demand of the Landlord and no further instrument shall be required to give effect to said provisions. Upon demand of the Landlord, Subtenant agrees, however, to execute, from time to time, document(s) in confirmation of the foregoing provisions of this paragraph satisfactory to the Landlord, in which Subtenant shall acknowledge such attornment provided said document(s) include reasonably standard non-disturbance language. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by Landlord, whether under the Lease or any other agreement at law or in equity.

        7. Tenant's Authorization. Tenant hereby authorizes Subtenant, as agent for Tenant, to obtain services and materials for or related to the subleased premises in accordance with the Lease, and Tenant agrees to pay for such services and materials as additional rent under the Lease upon written demand from Landlord. However, as an accommodation to the Tenant, Landlord may bill Subtenant for such services and materials, or any portion thereof, in which event Subtenant agrees to pay for the services and materials so billed, but such billing shall not relieve Tenant from its primary obligation to pay for such services and materials. The authority herein given by Tenant to Subtenant shall be continuing and the Tenant shall not revoke it.

        8. Sublease. Tenant and Subtenant hereby represent and warrant to Landlord that the Sublease attached hereto as Exhibit "A" (a) is a true, correct and complete copy of the Sublease, and (b) contains the entire agreement and understanding between Tenant and Subtenant with regard to the subject matter contained thereof, specifically including without limitation, all agreements concerning rent and other considerations payable by Subtenant to Tenant for the subleased premises.

        9. Indemnity. Tenant and Subtenant hereby jointly and severally agree to indemnify, defend (if requested by Landlord) and hold harmless Landlord, the managing agent of the building and their respective officers, directors, employees, agents and beneficiaries from and against any and all claims, demands, actions, proceedings, expenses and costs arising out of, in connection with, or resulting to the Sublease, any claim for brokerage fees or other compensation relating to the Sublease, the transactions between Tenant and Subtenant, or except as arising from Landlord's gross negligence or willful misconduct to the subleased premises.

        10. No Assumption of Liability. The consent hereto by Landlord shall not serve as an admission or assumption of any liability by Landlord to Subtenant or as a representation, warranty or surety as to any representation or undertakings of the Tenant under the Sublease, including, without limitation, the timely delivery of the Premises.

        11. Effect of Consent. This Consent shall not relieve Tenant or Subtenant from the obligation to obtain the consent of Landlord to (a) any further subletting of the Premises, any part thereof or any other area covered by the Lease; (b) any assignment of the interest of Tenant under the Lease; (c) any assignment of the interest of the Subtenant under the Sublease; (d) any additions, alterations or changes in or to the Premises; (e) any amendment, modification or revision of the Sublease; or (f) any other matter which requires Landlord's consent.

        12. Authority of Agent. Seagate Realty Advisors, a California general partnership, represents it is the asset manager for Landlord, has the right and authority to sign this Consent on behalf of Landlord. Except for such representations, Seagate Realty Advisors, its partners, affiliates and agents shall have no liability under this Consent.


Dated as of this __________ day of ____________________ 19__


LANDLORD                                  TENANT

OTR, AN OHIO GENERAL PARTNERSHIP,         AS COMPAQ COMPUTER
NOMINEE OF THE STATE TEACHER'S            CORPORATION, A DELAWARE
RETIREMENT BOARD OF OHIO, A               CORPORATION
STATUTORY ORGANIZATION CREATED
 BY THE LAWS OF OHIO.

    By:  Seagate Realty Advisors, a       BY: /s/ TIM AIMONE
California General partnership, its           3/8/99 for Steve Garner
duly authorized agent                        ---------------------------------

                                          ITS: Director, Real Estate
                                               & Operating Svcs
                                               -------------------------------

BY:                                       DATE: 3/8/99
   ---------------------------------           -------------------------------

ITS:
    --------------------------------

DATE:                                     SUBTENANT
     -------------------------------
                                          CHEMCONNECT, A DELAWARE CORPORATION

                                          BY: /s/ John F. Beasley
                                             ---------------------------------

                                          ITS: President & CEO
                                              --------------------------------

                                          DATE: 3/11/99
                                               -------------------------------

                                  OFFICE LEASE

                                     between


             STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
                 not individually, but as Ancillary Trustee for
              State Street Bank and Trust Company, a Massachusetts
         banking corporation, not personally but solely, as Trustee for
                       Telephone Real Estate Equity Trust


                                   (Landlord)


                                       and


                         DIGITAL EQUIPMENT CORPORATION,
                           a Massachusetts corporation


                                    (Tenant)

                                TABLE OF CONTENTS
                                  OFFICE LEASE


                                                                                           Page
ARTICLE I - DEFINITIONS.....................................................................15

ARTICLE II - PREMISES.......................................................................17

ARTICLE III - TERM..........................................................................17

ARTICLE IV - RENTAL.........................................................................19

ARTICLE V - SECURITY DEPOSIT................................................................23

ARTICLE VI - USE OF PREMISES................................................................24

ARTICLE VII - UTILITIES AND SERVICES........................................................26

ARTICLE VIII - MAINTENANCE AND REPAIRS......................................................27

ARTICLE IX - ALTERATIONS, ADDITIONS AND IMPROVEMENTS........................................28

ARTICLE X - INDEMNIFICATION AND INSURANCE...................................................29

ARTICLE XI - DAMAGE OR DESTRUCTION..........................................................31

ARTICLE XII - CONDEMNATION..................................................................32

ARTICLE XIII - RELOCATION...................................................................32

ARTICLE XIV - ASSIGNMENT AND SUBLETTING.....................................................33

ARTICLE XV - DEFAULT AND REMEDIES...........................................................34

ARTICLE XVI - ATTORNEYS FEES; COSTS OF SUIT.................................................37

ARTICLE XVII - SUBORDINATION AND ATTORNMENT.................................................37

ARTICLE XVIII - QUITE ENJOYMENT.............................................................39

ARTICLE XIX - RULES AND REGULATIONS; ROOF LICENSE AGREEMENT.................................39

ARTICLE XX - ESTOPPEL CERTIFICATES..........................................................39

ARTICLE XXI - ENTRY BY LANDLORD.............................................................39

ARTICLE XXII LANDLORD'S LEASE UNDERTAKINGS - EXCULPATION FROM PERSONAL
  LIABILITY; TRANSFER OF LANDLORD'S INTEREST................................................40

ARTICLE XXIII - HOLDOVER TENANCY............................................................40

ARTICLE XXIV - NOTICES......................................................................40

ARTICLE XXV - BROKERS.......................................................................41

ARTICLE XXVI - COMMUNICATIONS AND COMPUTER LINES............................................41

ARTICLE XXVII - MISCELLANEOUS...............................................................41


EXHIBITS

Exhibit A      Floor Plan
Exhibit B      Early Access Letter
Exhibit C      Work Letter Agreement
Exhibit D      Rules and Regulations

Exhibit E      Amendment No. 1 To Lease
Exhibit F      Schedule of Janitorial And Cleaning Specifications
Exhibit G      Roof License Agreement

                                  OFFICE LEASE



        THIS OFFICE LEASE ("Lease"), dated __________, 1996, is made and entered into by and between STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company, a Massachusetts banking corporation, not personally but solely as Trustee for Telephone Real Estate Equity Trust ("LANDLORD") and DIGITAL EQUIPMENT CORPORATION, a Massachusetts corporation ("TENANT") upon the following terms and conditions:

                             ARTICLE I - DEFINITIONS

        Unless the context otherwise specifies or requires, the following terms shall have the meanings specified herein:

        1.01 BUILDING. The term "BUILDING" shall mean that certain office building located at 44 Montgomery Street in San Francisco, California, commonly known as 44 MONTGOMERY STREET together with any related land, improvements, common areas, driveways, sidewalks and landscaping.

        1.02 PREMISES. The term "PREMISES" shall mean Suite 250 in the Building, as more particularly outlined on the "FLOOR PLAN" attached hereto as Exhibit "A" and incorporated herein by reference. As used herein, "PREMISES" shall not include any storage area in the Building or rooftop area on the Building, which areas shall (if applicable) be leased or rented pursuant to separate written agreements.

        1.03 RENTABLE AREA OF THE PREMISES. The term "RENTABLE AREA OF THE PREMISES" shall mean nine thousand ninety three (9,093) square feet, which Landlord and Tenant have stipulated as the Rentable Area of the Premises (i.e., 7,565 usable square feet plus an add-on load factor of 20.2%, or 1,528 additional square feet). Tenant acknowledges the following: (a) prior to the Commencement Date, Tenant's representative measured the Premises and verified that the accuracy of the foregoing square footage numbers; and (b) the Rentable Area of the Premises includes the usable area without deduction for columns or projections, multiplied by the referenced add-on load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the Building.

        1.04 LEASE YEAR. The term "LEASE YEAR" shall mean each consecutive twelve (12) month period following the Commencement Date.

        1.05 LEASE TERM. The term of this Lease ("LEASE TERM") shall be for a period of five (5) consecutive Lease Years (plus twelve (12) calendar days) following the Commencement Date, unless sooner terminated as otherwise provided in this Lease.

        1.06 COMMENCEMENT DATE. Subject to adjustment as provided in Section 3.01, the term "COMMENCEMENT DATE" shall mean December 20, 1996.

        1.07 EXPIRATION DATE. Subject to adjustment as provided in Section 3.01, the term "EXPIRATION DATE" shall mean December 31, 2001.

        1.08 BASE RENT. Subject to adjustment as provided in Section 4.02, the term "BASE RENT" shall mean the following amounts for the following periods:

                                                             Monthly      Rate Per
Lease Years                                 Months          Base Rent     Rentable Square Foot
-----------                                 ------          ---------     --------------------


December 20, 1996 - December 31, 1996:      Partial        $14,776.13     $19.50
January 1, 1997 - December 31, 1997:         1-12          $14,776.13     $19.50
January 1, 1998 - December 31, 1998:         13-24         $17,049.38     $22.50
January 1, 1999 - December 31, 1999:         25-36         $17,807.13     $23.50
January 1, 2000 - December 31, 2000:         37-48         $18,564.88     $24.50
January 1, 2001 - December 31, 2001:         49-60         $19,322.62     $25.50


        Notwithstanding the foregoing:

        (A) If, following final approval of the Initial Plans, the Rentable Area of the Premises is adjusted up or down, then the foregoing schedule of Monthly Base Rent shall be adjusted up or down to reflect a Monthly Base Rent in that amount which is equal to the Rentable Area of the Premises (as adjusted) multiplied by the Rate Per Rentable Square Foot set forth above, divided by twelve (12). Prior to Tenant taking occupancy of the Premises, Landlord and Tenant shall finally determine the adjusted Rentable Area of the Premises, the adjusted Monthly Base Rent and the other matters required by Amendment No. 1 To Lease attached hereto as Exhibit "E" and incorporated herein by reference ("AMENDMENT NO. 1"), and promptly execute and deliver to one another a duplicate original counterpart of said Amendment No. 1 to Lease for attachment to this Lease.

        (B) Tenant's obligation to pay Monthly Base Rent during the first (1st) and second (2nd) months of the first (1st) Lease Year shall be deferred ("DEFERRED BASE RENT"), and Tenant shall not be required to pay said Deferred Based Rent, until and unless payment thereof is required pursuant to this
Section 1.08(B). If, during the Term hereof (as the same may be extended), Tenant commits an Event of Default (defined below) which remains uncured following expiration of all applicable cure periods, then Tenant shall pay said Deferred Base Rent to Landlord within ten (10) calendar days following receipt of written demand therefore. However, if the Term hereof expires without Landlord having made demand on Tenant for payment of said Deferred Base Rent, then Tenant shall be relieved of any obligation to pay said Deferred Base Rent.

        1.09 TENANT'S PERCENTAGE SHARE. Subject to adjustment by Amendment No. 1, the term "TENANT'S PERCENTAGE SHARE" shall mean one and one-half percent (1.50%) with respect to increases in Property Taxes and Operating Expenses (as such terms are hereinafter defined). Landlord may reasonably recompute Tenant's Percentage Share from time to time to reflect reconfigurations, additions or modifications to the Premises or Building.

        1.10 SECURITY DEPOSIT. A Security Deposit shall not be required.

        1.11 TENANT'S PERMITTED USE. The term "TENANT'S PERMITTED USE" shall mean general and administrative office use, and no other use.

        1.12 BUSINESS HOURS. The term "BUSINESS HOURS" shall mean the hours of 8:00 A.M. to 6:00 P.M., Monday through Friday, and 9:00 A.M. to 1:00 P.M., Saturdays (federal and state holidays excepted). "HOLIDAYS" are defined to be the following days: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and to the extent of utilities or services provided by union members engaged at the Building, such other holidays observed by such unions.

        1.13 LANDLORD'S ADDRESS FOR NOTICES. The term "LANDLORD'S ADDRESS FOR NOTICES" shall mean Heitman Properties Ltd., 44 Montgomery Street, Suite 3650, San Francisco, California 94104, Attn: Property Manager, with a copy (but which copy shall not constitute notice) to Heitman Properties Ltd., 180 North LaSalle Street. Suite 3600, Chicago, Illinois 60601, Attn: Property Management.

        1.14 TENANT'S ADDRESS FOR NOTICES. The term "Tenant's Address for Notices" shall mean Digital Equipment Corporation, 305 Rockrimmon Boulevard South, Colorado Springs, Colorado 80919, Attn: Property Services Center Administrator, with a copy (but which copy shall not constitute notice) to Digital Equipment Corporation, 111 Powdermill Road, Maynard, Massachusetts 01754-1499, Attn: Real Estate Law Group.

        1.15 BROKERS. The term "Brokers" shall mean Heitman Properties Ltd. and Julien J. Studley, Inc.

        1.16 GUARANTORS. None.

                              ARTICLE II - PREMISES

        2.01 LEASE OF PREMISES. Commencing on the Commencement Date, Landlord agrees to and shall lease the Premises to Tenant, and Tenant agrees to and shall lease and hire the Premises from Landlord, upon all of the terms, covenants and conditions contained in this Lease. On condition that Tenant executes and delivers to Landlord the Early Access Letter ("EARLY ACCESS LETTER") attached hereto as Exhibit "B" and incorporated herein by reference, Landlord agrees to and shall deliver the Premises to Tenant on the date specified in said Early Access Letter, in the condition required by Section 6.02(A) of this Lease. Thereafter, Tenant agrees to and shall at its own cost and expense construct and install in the Premises the Work defined in and required by the Work Letter Agreement ("WORK LETTER AGREEMENT") attached hereto as Exhibit "C" and incorporated hereon by reference, and Landlord shall make Landlord's Contribution to Tenant for the Work as required by the Work Letter Agreement.

        2.02 ACCEPTANCE OF PREMISES. Unless otherwise specifically set forth in this Lease, Tenant acknowledges that Landlord has not made any representation or warranty with respect to the condition of the Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's Permitted Use or for any other purpose. Prior to Tenant's taking possession of the Premises, Landlord or its designee and Tenant will walk the Premises for the purpose of reviewing the condition of the Premises; within ten (10) business days after such review, Landlord and Tenant shall execute and deliver to each other duplicate original counterparts of Amendment No. 1. Except as is expressly set forth in this Lease or the Work Letter Agreement, or as may be expressly set forth in Amendment No. 1 and further excepting any latent defects in the Premises, Tenant agrees to accept the Premises in its "AS IS" physical condition without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements (or to provide any allowance for same).

                               ARTICLE III - TERM

        3.01 TERM. The Lease Term shall be for the period described in Section
1.05 of this Lease. The Term shall commence ("COMMENCEMENT DATE") on the date which is the later to occur of December 1, 1996 or the date Tenant finally completes construction and installation of the Work defined in the Work Letter Agreement; provided, however, the Commencement Date shall not be later than January 1, 1997 unless the construction and installation of the Work is delayed beyond January 1, 1997 due to a Landlord Delay (defined in the Work Letter Agreement), in which event the Commencement Date shall be delayed one (1) day for each one (1) day of Landlord Delay. The Lease Term shall end ("EXPIRATION DATE") five (5) Lease Years following the Commencement Date (as the same may be adjusted as set forth above). With the exception of a Landlord Delay, if Tenant for any reason is unable to complete construction and installation of the Work on or before January 1, 1997, the Term of this Lease shall nonetheless commence on January 1, 1997. If the Lease Term commences on a day other than the first
(1st) day of a month, then the Lease Term shall be extended by a number of days equal to the number of days remaining in said month, and the first (1st) Lease Year shall be deemed to commence on the first (1st) day of the next calendar month.

        (A) Notwithstanding the foregoing, if Tenant executed and delivered this Lease to Landlord by November 15, 1996 but is nonetheless unable to complete construction and installation of the Work by April 1, 1997 due to the occurrence of a catastrophic earthquake, fire, hurricane, civil emergency, riot or labor strike in San Francisco, then Tenant shall have the right to terminate this Lease by written notice delivered to Landlord on or before April 15, 1997. If Tenant timely exercises the foregoing right to terminate, then this Lease will terminate on April 30, 1997; however, if Tenant for any reason fails to timely exercise the foregoing right to terminate, then said right to terminate shall itself terminate and expire and have no further force or effect.

        3.02 OPTION TO EXTEND TERM. Tenant is hereby granted an option ("EXTENSION OPTION") to extend the Term for one (1) additional period of five
(5) Lease Years ("EXTENSION PERIOD"), on the same terms and conditions in effect under the Lease immediately prior to the Extension Period, except that monthly Base Rent shall be increased to that amount which is equal to the Prevailing Rental Rate (defined below), and Tenant shall have no further options to extend. The Extension Option may be exercised only by giving Landlord irrevocable and unconditional written notice thereof no earlier than three hundred sixty five
(365) calendar days and no later than one hundred eighty (180) calendar days prior to the commencement of the Extension Period. Notwithstanding the foregoing, said exercise shall, at Landlord's election, be null and void if: (i) Tenant is in default under the Lease at the date of said notice and said default remained uncured following expiration of all applicable cure periods; or (ii) prior to commencement of the Extension Period, Tenant commits an Event of Default which remained uncured after expiration of all applicable cure periods. If Tenant shall fail to timely exercise the Extension Option herein provided, or if Tenant shall assign this Lease or sublet any part or all of the Premises (whether or not Landlord consents to said assignment or sublease), or if Tenant shall commit an Event of Default under this Lease which remains uncured following expiration of all applicable cure periods, said Option shall terminate, and shall be null and void and of no further force and effect. Tenant's exercise of the Extension Option shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the Extension Option herein provided, or if Tenant shall have subleased or assigned all or any portion of the Premises to any person or entity other than an Affiliate (as that term is defined in Section 14.01 below), then immediately upon such termination, sublease or assignment, the Extension Option herein granted shall simultaneously terminate and become null and void. The Extension Option is personal to Tenant and its Affiliates. Except for an assignment or sublet to an Affiliate of Tenant, under no circumstances whatsoever shall the assignee under a complete or partial assignment of the Lease, or a subtenant under a sublease of the Premises, have any right to exercise the Extension Option. Time is of the essence of this provision. Landlord shall not be obligated to pay for or install any improvements in the Premises or grant Tenant any economic incentives as a consequence of or in consideration for Tenant's exercise of the Extension Option. Upon determination of the Prevailing Rental Rate for the Premises (as defined below), Tenant shall at Landlord's request execute and deliver to Landlord an amendment to this Lease confirming the exercise of the Extension Option, the Term Expiration Date, and the Prevailing Rental Rate for the Premises.

        (A) PREVAILING RENTAL RATE DURING EXTENSION PERIOD. "PREVAILING RENTAL RATE" means the average per square foot rental rate per month for all leases for periods approximately as long as the Extension Period, executed by renewing tenants for similar uses and lengths of time for comparable space in comparable Class A office buildings in the "SAN FRANCISCO FINANCIAL DISTRICT" (that area whose outer boundaries are Market Street, Grant Street, Washington Street and the Embarcadero) during the six (6) months immediately prior to the date upon which such Prevailing Rental Rate is to become effective, subject to reasonable adjustments for comparable space on more or less desirable floors or areas of the Property. For purposes of the preceding sentence, "PREVAILING RENTAL RATE" shall mean the total rental then being quoted by landlords for "COMPARABLE DEALS" in the San Francisco Financial District. "COMPARABLE DEALS" shall mean leases which are approximately as long, and commencing approximately at the same time, as the Extension Period, and are for comparable space in comparable institutionally-owned buildings (with occupancy rates similar to the Building), subject to reasonable adjustments for (i) the desirability of the applicable floor or location in the applicable building, and (ii) the desirability of the geographic location of the applicable building within the San Francisco Financial District. Notwithstanding the foregoing, Comparable Deals shall not include lease transactions where (i) the landlord of the subject building is in default of its mortgage or other indebtedness on the building, or (ii) the landlord of the subject building is currently, or has within the prior six months, been involved in foreclosure proceedings on the applicable building, or
(iii) where the tenant has some form of equity ownership or equity participation in the applicable building or lease.

        If the parties are unable to agree on the Prevailing Rent Rate within sixty (60) days after Landlord's receipt of the notice of exercise of the Extension Option, either party may request that the Prevailing Rental Rate be determined pursuant to the ADR Process described in Section 27.21 below. Such determination shall be final and binding on the parties. In recognition that the Prevailing Rental Rate may not be determined until after commencement of the Extension Period, Tenant shall pay, during the Extension Period until the Prevailing Rental Rate is determined, 100% of the amount of Rent then in effect (including Base Rent, and all other charges). Under no circumstances shall the Rent during the Extension Period ever be less than 100% of such amount of Rent then in effect, regardless of the Prevailing Rental Rate, as determined in accordance with the foregoing provisions. If the Prevailing Rental Rate is determined to be greater than such amount, Tenant shall pay Landlord, within thirty (30) days after written request therefore, the difference between the amount required by such determination of the Prevailing Rental Rate, and the amount of Rent theretofore paid by Tenant during the Extension Period.

                               ARTICLE IV - RENTAL

        4.01 DEFINITIONS. As used herein,

                (A) "BASE YEAR" shall mean calendar year 1997; .

                (B) "PROPERTY TAXES" shall mean the aggregate amount of all real estate taxes, assessments (whether they be general or special), sewer rents and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by Landlord's gross income or profits, unless the same shall be imposed in lieu of real estate taxes or other ad valorem taxes), which Landlord shall pay or become obligated to pay in connection with the Building, or any part thereof. Property Taxes shall also include all fees and costs, including attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reassessment, reduction of, or a limit on the increase in, any Property Taxes, but the total of said fees and costs shall not exceed the amount of any reduction in Property Taxes actually granted. If due to Landlord's gross negligence it fails to timely pay any installment of Property Taxes, and as a direct consequence thereof the taxing authority assess's a late fee or penalty, said late fee or penalty shall not be included in Property Taxes. Property Taxes for any calendar year shall be Property Taxes which are due for payment or paid in such year, rather than Property Taxes which are assessed or become a lien during such year. Property Taxes shall include any tax, assessment, levy, imposition or charge imposed upon Landlord and measured by or based in whole or in part upon the Building or the rents or other income from the Building, to the extent that such items would be payable if the Building was the only property of Landlord subject to same and the income received by Landlord from the Building was the only income of Landlord. Property Taxes shall also include any personal property taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the Building.

                (C) "OPERATING EXPENSES" shall mean all costs, fees, disbursements and expenses paid or incurred by or on behalf of Landlord in the operation, ownership, maintenance, insurance, management, replacement and repair of the Building (excluding Property Taxes) including without limitation:

                        (i) Premiums for property, casualty, liability, rent interruption or other types of insurance carried by Landlord.

                        (ii) Salaries, wages and other amounts paid or payable for personnel including the Building manager, superintendent, operation an maintenance staff, and other employees of Landlord involved in the maintenance and operation of the Building, including contributions and premiums towards fringe benefits, unemployment, disability and worker's compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or property managers engaged in the operation, repair, care, maintenance and cleaning of any portion of the Building.

                        (iii) Cleaning expenses, including without limitation janitorial services, window cleaning, and garbage and refuse removal.

                        (iv) Landscaping expenses, including without limitation irrigating, trimming, mowing, fertilizing, seeding, and replacing plants.

                        (v) Heating, ventilating, air conditioning and steam/utilities expenses, including fuel, gas, electricity, water, sewer, telephone, and other services.

                        (vi) Subject to the provisions of Section 4.01(C)(xii) below, the cost of maintaining, operating, repairing and replacing components of equipment or machinery, including without limitation heating, refrigeration, ventilation, electrical, plumbing, mechanical, elevator, escalator, sprinklers, fire/life safety, security and energy management systems, including service contracts, maintenance contracts, supplies and parts.

                        (vii) Other items of repair or maintenance of elements of the Building.

                        (viii) The costs of policing, security and supervision of the Building.

                        (ix) Fair market rental and other costs with respect to the management office for the Building.

                        (x) The cost of the rental of any machinery or equipment and the cost of supplies used in the maintenance and operation of the Building.

                        (xi) Audit fees and the cost of accounting services incurred in the preparation of statements referred to in this Lease and financial statements, and in the computation of the rents and charges payable by tenants of the Building.

                        (xii) Capital expenditures (a) made primarily to reduce Operating Expenses, (b) to comply with any laws, rules, regulations or ordinances of any governmental or quasi-governmental agency asserting or having jurisdiction over the Building, regardless of when the same come into effect, or
(c) for replacements (as opposed to additions or new improvements) of non-structural items located in the common areas of the property required to keep such areas in good condition. Provided, however, all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of (i) their useful lives as reasonably determined by Landlord, or (ii) if applicable, the period during which Landlord reasonably estimates that savings in Operating Expenses will equal expenditures.

                        (xiii) Legal fees and expenses.

                        (xiv) Payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development.

                        (xv) A fee for the administration and management of the Building as reasonably determined by Landlord from time to time.

                (D) Notwithstanding the foregoing, Operating Expenses shall not include: (i) debt service (including, without limitation, interest, principal, points, fees and any impound payments) required to be made on any real property mortgage or deed of trust recorded with respect to the Building; (ii) specific costs incurred for the account of specific tenants; (iii) the cost of any items for which Landlord is reimbursed by insurance proceeds, condemnation awards, a tenant of the Building, or otherwise to the extent so reimbursed; (iv) any real estate brokerage commissions or other costs incurred in procuring tenants, or any fee in lieu of commission; (v) salaries of officers, executives and partners of Landlord; (vi) non-cash items, such as deductions for depreciation or obsolescence of the Building and building equipment; (vii) costs incurred (including permits, license fees, inspection fees, etc.) in designing, renovating or otherwise altering, improving, decorating or redecorating space for or providing special or extraordinary services to tenants or other occupants of the Building; (viii) attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, tenant improvement costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building; (ix) expenses in connection with services or other benefits which are not offered to Tenant; (x) overhead and profit increments paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis; (xi) landlord's general corporate overhead and general and administrative expenses; (xii) the cost of any electric power for which any tenant directly contracts with the local public service company or for which any tenant is separately metered or submetered and pays Landlord directly, provided, however, that if any tenant in the Building contracts directly for electric power service or is separately metered or submetered during any portion of the relevant period, the total electric power costs for the Building shall be "grossed up" to reflect what those costs would have been had each tenant in the Building used the Building-standard amount of electric power; (xiii) services provided, taxes attributable to, and costs incurred in connection with the operation of any retail, restaurant or garage operations in the Building; (xiv) Landlord's charitable contributions; (xvii) costs for which Landlord has been compensated by a management fee; (xv) costs arising from the gross negligence or willful misconduct of Landlord; (xvi) costs arising from Landlord's charitable or political contributions; (xvii) costs for sculpture, paintings or other objects of art; (xviii) any expenses for repairs or maintenance which are reimbursed through warranties or service contracts; and
(xix) any bad debt loss or expense, rent loss, or reserves for bad debt or rent loss. Landlord will not knowingly seek collection of Operating Expenses from all of its tenants in the Building in an amount which is in excess of one hundred percent (100%) of the Operating Expenses paid or incurred in connection with the operation of the Building.

                (E) If the Building does not have one hundred percent (100%) occupancy during an entire calendar year, including the Base Year, then the variable cost component of "OPERATING EXPENSES" shall be equitably adjusted so that the total amount of Operating Expenses equals the total amount which would have been paid or incurred by Landlord had the Building been ninety-five percent (95%) occupied for the entire calendar year, and the variable cost component of "PROPERTY TAXES" shall be equitably adjusted so that the total amount of Property Taxes equals the total amount which would have been paid or incurred by Landlord had the Building been one hundred percent (100%) occupied for the entire calendar year. In no event shall Landlord be entitled to receive from Tenant and any other tenants in the Building an aggregate amount in excess of actual Operating Expenses as a result of the foregoing provision.

        4.02 BASE RENT; RENT ADJUSTMENTS. During the Lease Term, Tenant shall pay to Landlord as rental for the Premises the Base Rent described in Section 1.08, subject to the following adjustments (herein called the "RENT ADJUSTMENTS") during each calendar year subsequent to the Base Year, the Base Rent payable by Tenant to Landlord shall be increased (collectively, the "TAX AND OPERATING EXPENSE ADJUSTMENTS") by: (A) Tenant's Percentage Share of the total dollar increase, if any, in Property Taxes for such calendar year over Property Taxes for the Base Year; and (B) Tenant's Percentage Share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord during such calendar year over Operating Expenses paid or incurred by Landlord during the Base Year. A decrease in Property Taxes or Operating Expenses below the Base Year amounts shall not decrease the amount of the Base Rent due hereunder or give rise to a credit in favor of Tenant. All Rent Adjustments payable by Tenant shall be paid as additional rent.

        4.03 ADJUSTMENT PROCEDURE; ESTIMATES. The Tax and Operating Expense Adjustments specified in Section 4.02 shall be determined and paid as follows:

                (A) During each calendar year subsequent to the Base Year, Landlord shall give Tenant written notice of its estimate of any increased amounts payable under Section 4.02 for that calendar year. On or before the first (1st) day of each calendar month during the calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated amounts; provided, however, that, not more often than quarterly, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

                (B) Within one hundred twenty (120) days after the close of each calendar year or as soon thereafter as is practicable, Landlord shall deliver to Tenant a statement of that year's Property Taxes and Operating Expenses, and the actual Tax and Operating Expense Adjustment to be made pursuant to Section 4.02 for such calendar year, as determined by Landlord (the "LANDLORD'S STATEMENT") and such Landlord's Statement shall be binding upon Tenant, except as provided in Section 4.04 below. If the amount of the Tax and Operating Expense Adjustments are more than the estimated payments made by Tenant for such calendar year, Tenant shall pay the deficiency to Landlord within thirty (30) calendar days of receipt of Landlord's Statement, as additional rent. If the amount of the actual Tax and Operating Expense Adjustments are less than the estimated payments made by Tenant for such calendar year, an excess shall be credited against Rent (as hereinafter defined) next payable by Tenant under this Lease or, if the Lease Term has expired, any excess shall be paid to Tenant. No delay in providing the Landlord's Statement described in this Section 4.03(B) shall act as a waiver of Landlord's right to payment under Section 4.02 above.

                (C) If this Lease shall terminate on a day other than the end of a calendar year, the amount of the Tax and Operating Expense Adjustments to be paid pursuant to Section 4.02 that are applicable to the calendar year in which such termination occurs shall be prorated on the basis of the number of days from January 1 of the calendar year to the termination date bears to 365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Section 4.03(B) to be performed after such termination.

        4.04 REVIEW OF LANDLORD'S STATEMENT. Provided that Tenant is not then in default beyond any applicable cure period of its obligations to pay Base Rent, additional rent described in Section 4.02, or any other payments required to be made by it under this Lease and provided further that Tenant strictly complies with the provisions of this Section 4.04, Tenant shall have the right, once each calendar year, to reasonably review supporting data for any portion of a Landlord's Statement applicable to the preceding calendar year (provided, however, Tenant may not have an audit right to all documentation relating to Building operations as this would far exceed the relevant information necessary to properly document a pass-through billing statement, but real estate tax statements, and information on utilities, repairs, maintenance and insurance will be available), in accordance with the following procedure:

                (A) Tenant shall, within sixty (60) calendar days after any such Landlord's Statement is delivered, deliver a written notice to Landlord specifying the portions of the Landlord's Statement that are claimed to be incorrect and Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in the Landlord's Statement. Except as expressly set forth in Section 4.04(C) below, in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including, without limitation, Tenant's obligation to make all payments of Base Rent and all payments of Tenant's Tax and Operating Expense Adjustments) pending the completion of and regardless of the results of any review of records under this Section 4.04. The right of Tenant under this
Section 4.04 may only be exercised once for any Landlord's Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Section 4.04 for a particular Landlord's Statement shall be deemed waived.

                (B) Tenant acknowledges that Landlord maintains its records for the Building at Landlord's manager's corporate offices presently located at the address set forth in Section 1.13 and Tenant agrees that any review of records under this Section 4.04 shall be at the sole expense of Tenant and shall be conducted by an independent firm of certified public accountants of national standing or by a real estate services group mutually agreeable to Landlord and Tenant. Tenant acknowledges and agrees that any records reviewed under this
Section 4.04 constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants and/or attorneys performing the review and the designated employees of Tenant who receive the results of the review.

                (C) Any errors disclosed by the review shall be promptly corrected by Landlord, provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by an independent firm of certified public accountants of national standing. In the event of a disagreement between the two accounting firms, Landlord and Tenant shall each have the right to request that the disagreement be resolved pursuant to the ADR Process describe d in Section 27.21 below. Such resolution shall be final and binding on the parties. However, if neither Landlord or Tenant request that the disagreement be resolved by the ADR Process within thirty (30) calendar days from the date Landlord delivers to Tenant the results of the review made by Landlord's firm of certified public accountants, then the review by the two certified public accountants that discloses the least amount of deviation from the Landlord's Statement shall be deemed to be correct. In the event that the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment obligations to pay the estimated Tax and Operating Expense Adjustments; and if Tenant overpaid it's obligations by more than ten percent (10%), Landlord shall be liable for Tenant's actual accounting fees. In the event that such results show that Tenant has underpaid its obligations for a preceding period, then the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Tax and Operating Expense Adjustments; and if Tenant underpaid it's obligations by more than ten percent (10%), Tenant shall be liable for Landlord's actual accounting fees.

        4.05 PAYMENT OF BASE RENT

                (A) Within fifteen (15) calendar days from the Commencement Date, but in no event later than December 15, 1996, Tenant shall pay Landlord in advance, the Base Rent for the third (3rd) calendar month of the first (1st) Lease Year, which amount shall be credited against the Base Rent otherwise due for said month.

                (B) If the Commencement Date is other than the first (1st) day of a calendar month, then on the Commencement Date Tenant shall pay Landlord, in advance, Base Rent for such partial month (prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the total number of days in the calendar month).

                (C) Tenant's obligation to pay Base Rent for the first (1st) and second (2nd) months of the first (1st) Lease Year shall be deferred, pursuant to
Section 1.08(B).

                (D) On the first (1st) day of the fourth (4th) month of the first (1st) Lease Year, and on the first (1st) day of each month thereafter during the Term hereof (as the same may be extended), Tenant shall pay Landlord the Base Rent described in Section 1.08, in advance.

                (E) During each calendar year subsequent to the Base Year, Base Rent shall be adjusted in accordance with Section 4.02 above.

                (F) All Rent, and all other amounts payable to Landlord by Tenant pursuant to the provisions of this Lease, shall be paid to Landlord, without notice, demand, abatement, deduction or offset, in lawful money of the United States at Landlord's office in the Building or to such other person or at such other place as Landlord may designate from time to time by written notice given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account: nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law or in equity provided.

        4.06 LATE CHARGE; INTEREST. Tenant acknowledges that the late payment of Base Rent or any other amounts payable by Tenant to Landlord hereunder (all of which shall constitute additional rental to the same extent as Base Rent) will cause Landlord to incur administrative costs and other damages, the exact amount of which would be impracticable or extremely difficult to ascertain. Landlord and Tenant agree as follows: (a) if Landlord does not receive any such payment on or before five (5) calendar days after the date the payment is due, Tenant shall pay to Landlord, as additional rent, a late charge equal to five percent (5%) of the overdue amount to cover such additional administrative costs; and
(b) if Landlord does not receive any such payment on or before fifteen (15) calendar days after the date the payment is due, Tenant shall pay to Landlord, as additional rent, interest on the delinquent amounts at the lesser of the maximum rate permitted by law (if any) or ten (10%) percent per annum from the date originally due to the date paid.

        4.07 ADDITIONAL RENT. For purposes of this Lease, all amounts payable by Tenant to Landlord pursuant to this Lease, whether or not denominated as such, shall constitute additional rental hereunder. Such additional rental, together with the Base Rent and Rent Adjustments, shall sometimes be referred to in this Lease as "RENT."

        4.08 ADDITIONAL TAXES. Notwithstanding anything in Section 4.01(B) to the contrary, Tenant shall reimburse Landlord upon demand for any and all taxes payable by or imposed upon Landlord upon or with respect to: any fixtures or personal property located in the Premises; any leasehold improvements made in or to the Premises by or for Tenant; the Rent payable hereunder, including, without limitation, any gross receipts tax, license fee or excise tax levied by any governmental authority; the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of any portion of the Premises (including without limitation any applicable possessory interest taxes); or this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

                          ARTICLE V - SECURITY DEPOSIT

        5.01 No Security Deposit shall be required.

                          ARTICLE VI - USE OF PREMISES

        6.01 TENANT'S PERMITTED USE. Tenant shall use the Premises only for Tenant's Permitted Use as set forth in Section 1.11 above and shall not use or permit the Premises to be used for any other purpose. Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct Tenant's Permitted Use.

        6.02 COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS.

                (A) At Landlord's cost, Landlord shall: (i) deliver the Premises to Tenant in "SHELL CONDITION" in substantial compliance with all laws, ordinances, regulations and directives of any governmental authority having jurisdiction over the Premises, including, but not limited to, the Americans With Disabilities Act ("ADA") (collectively "APPLICABLE LAWS"), as the same are in effect as of the Commencement Date; (ii) all mechanical equipment and HVAC, fire and life safety and electrical distribution systems serving the Premises shall be in good working order and condition; (iii) the Premises shall be served with a building-standard sprinkler system, a building-standard fire alarm and communications system, and a building-standard life-safety system, all of which shall conform to Applicable Laws; (iv) the concrete floor of the Premises shall be reasonably smooth and level in accordance with general industry standards;
(v) the interior walls of the Premises shall be sheet-rocked, taped, spackled and ready for painting by Tenant; (vi) the elevator lobby on Tenant's floor shall be finished with building-standard paint, carpet and other building-standard materials; (vii) the mens' and womens' restrooms in the elevator lobby on Tenant's floor shall be finished with building-standard paint, carpet and other building-standard materials and shall comply with the ADA;
(viii) a mechanical closet (with a fan unit) and an electrical closet in the elevator lobby on Tenant's floor shall be made available to service the Premises; and (ix) stairways for emergency exiting purposes shall remain available from the elevator lobby on Tenant's floor.

                (B) During the Term hereof, Landlord shall make commercially reasonable efforts to cause the Building (excluding the Premises) to substantially comply with Applicable Laws which exist as of the Commencement Date or which in the future may become applicable to the Building (excluding the Premises). Landlord shall not be required to make any capital improvements to the Premises.

                (C) During the Term hereof, Tenant shall cause the Premises to substantially comply with (and, where necessary to avoid the imposition of a fine or penalty, to strictly comply with) all Applicable Laws which exist as of the Commencement Date or which in the future may become applicable to the Premises. Except as otherwise required by the Work Letter Agreement, Tenant shall not be required to make any capital improvements to the Building.

                (D) Tenant shall not use the Premises, or permit the Premises to be used, in any manner which: (i) violates any Applicable Laws; (ii) causes or is reasonably likely to cause damage to the Building or the Premises; (iii) violates a requirement or condition of any fire and extended insurance policy covering the Building and/or the Premises, or increases the cost of such policy;
(iv) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or its equipment, facilities or systems; (v) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in the Building; or (vi) violates the Rules and Regulations described in Article XIX.

                (E) Landlord shall at its cost provide Tenant with one (1) building standard sign identification in the main lobby of the Building, and one
(1) building standard sign identification in the elevator lobby on Tenant's floor in the Building. All other signs in or about the Premises which identify Tenant shall be at Tenant's cost and shall comply with Landlord's building standard sign criteria as the same are in effect from time to time.

        6.03 HAZARDOUS MATERIALS.

                (A) No Hazardous Materials, as defined herein, shall be Handled, as also defined herein upon, about, above or beneath the Premises or any portion of the Building by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, guests or invitees. Any such Hazardous Materials so Handled shall be known as "Tenant's Hazardous Materials." Notwithstanding the foregoing, normal quantities of Tenant's Hazardous Materials customarily used in the conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be Handled at the Premises without Landlord's prior written consent. Tenant's Hazardous Materials shall be Handled at all times in compliance with the manufacturer's instructions therefor and all applicable Environmental Laws, as defined herein.

                (B) Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any Regulatory Authority, as defined herein, or necessary for Landlord to make full economic use of the Premises or any portion of the Building, which requirements or necessity arises from the Handling of Tenant's Hazardous Materials upon, about, above or beneath the Premises or any portion of the Building. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Premises or any portion of the Building, the preparation of any feasibility studies or response and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore the Premises or any portion of the Building to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this Section, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises or any portion of the Building.

                (C) Tenant agrees to execute affidavits, representations, and the like from time to time at Landlord's request stating Tenant's best knowledge and belief regarding the presence of Hazardous Materials on the Premises.

                (D) "ENVIRONMENTAL LAWS" means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any Regulatory Authority regulating, relating to, or imposing liability or standards of conduct concerning public health and safety or the environment.

                (E) "HAZARDOUS MATERIALS" means: (i) any material or substance:
(a) which is defined or becomes defined as a "HAZARDOUS SUBSTANCE," "HAZARDOUS WASTE," "INFECTIOUS WASTE," "TOXIC CHEMICAL MIXTURE OR SUBSTANCE," or an "AIR POLLUTANT" under Environmental Laws; (b) containing petroleum, crude oil or any fraction thereof; (c) containing polychlorinated biphenyls (PCB's); (d) containing asbestos; (v) which is radioactive; (e) which is infectious; or (ii) any other material or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined, or become defined by Environmental Laws; or (c) materials which cause a nuisance upon or waste to the Premises or any portion of the Building.

                (F) "HANDLE," "HANDLE," "HANDLED," "HANDLED," "HANDLING," or "HANDLING" shall mean any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

                (G) "REGULATORY AUTHORITY" shall mean any federal, state or local governmental agency, commission, board or political subdivision.

                (H) Landlord hereby acknowledges that there are asbestos-containing materials ("ACM") in the Building, and that asbestos abatement activities will take place in the future. Such activities are generally identified in the Notice Concerning Asbestos attached as Schedule 2 to the Work Letter Agreement, which is generally issued semiannually. Tenant hereby acknowledges that it has received a copy of the Notice Concerning Asbestos. In addition, notice of activities involving asbestos will be provided according to Environmental Laws. All abatement activities will be performed according to Environmental Laws, including those requirements established to maintain the Building in compliance with Environmental Laws concerning the presence of airborne asbestos.

                      ARTICLE VII - UTILITIES AND SERVICES

        7.01 BUILDING SERVICES. As long as Tenant is not in monetary default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the following utilities and services, subject to the conditions and standards set forth herein:

                (A) Non-attended automatic elevator service (if the Building has such equipment serving the Premises), in common with Landlord and other tenants and occupants and their agents and invitees.

                (B) During Business Hours, air conditioning, heating and ventilation as are reasonably required for the comfortable use and occupancy of the Premises; provided, however, that if Tenant shall require heating, ventilation or air conditioning in excess of the amount required for the reasonable and comfortable use and occupancy of the Premises, Landlord may provide such additional heating, ventilation or air conditioning at such rates and upon such additional conditions as shall reasonably be determined by Landlord from time to

[Text cut off] Holidays, provided that the Premises are used exclusively for office purposes and are kept reasonably in order by Tenant. If the Premises are not used exclusively as offices, Landlord may require that the Premises be kept clean and in order by Tenant, at Tenant's expense, to the reasonable satisfaction of Landlord and by persons approved by Landlord; and, in all events, Tenant shall pay to Landlord the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish attendant to normal office usage. Attached hereto as Exhibit "F" and incorporated herein by reference is a Schedule of Janitorial And Cleaning Specifications to be provided by Landlord.

                (E) At all reasonable times, at least 1.5 watts of electricity per usable square foot in the Premises for lighting; at least 5 watts (but not more than 7.5 watts) of electricity per usable square foot in the Premises for equipment and supplemental heating, ventilation and air conditioning; and at least 1.5 watts of electricity per usable square foot in the Premises for miscellaneous loads. Provided, however, that: (i) without Landlord's consent, Tenant shall not install, or permit the installation, in the Premises of any computers, word processors, electronic data processing equipment or other type of equipment or machines which will increase Tenant's use of electric current in excess of that which Landlord is obligated to provide; (ii) if Tenant shall require electric current which may disrupt the provision of electrical service to other tenants, Landlord may refuse to grant its consent or may condition its consent upon Tenant's payment of the cost of installing and providing any additional facilities required to furnish such excess power to the Premises and upon the installation in the Premises of electric current meters to measure the amount of electric current consumed, in which latter event Tenant shall pay for the cost of such meter(s) and the cost of installation, maintenance and repair thereof, as well as for all excess electric current consumed at the rates charged by the applicable local public utility, plus a reasonable amount to cover the additional expenses incurred by Landlord in keeping account of the electric current so consumed; and (iii) if Tenant's increased electrical requirements will materially affect the temperature level in the Premises or the Building, Landlord's consent may be conditioned upon Tenant's requirement to pay such amounts as will be incurred by Landlord to install and operate any machinery or equipment necessary to restore the temperature level to that otherwise required to be provided by Landlord, including but not limited to the cost of modifications to the air conditioning system. Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's reasonable control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements.

        Any amounts which Tenant is required to pay to Landlord pursuant to this
Section 7.0 shall be payable upon demand by Landlord and shall constitute additional rent.

        7.02 INTERRUPTION OF SERVICES. Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in Section 7.01, when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and in such event, Tenant shall not be entitled to any damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay Base Rent and additional rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Notwithstanding the foregoing, if an interruption in any service or utility (a) materially impairs Tenant's use of the Premises or a substantial portion thereof, and (b) continues for more than ten (10) consecutive business days, then commencing on the eleventh (11th) business day following Landlord's receipt of written notice of such interruption from Tenant, Tenant's obligation to pay Net Rent (defined below) shall abate in proportion to the magnitude of the impairment until such time as said service or utility is restored. For purposes of this Lease, the phrase "NET RENT" shall mean all Rent due and payable for the Premises on a monthly basis, less the portion of Rent attributable to Excess Costs (including interest due thereon) for tenant improvement Work in excess of Landlord's Contribution pursuant to Paragraph 8(b) of the Work Letter; Tenant shall remain liable for and shall pay when due all Excess Costs (inclusive of interest thereon). If Landlord and Tenant disagree on the amount of Net Rent to be abated, said dispute shall be resolved pursuant to the ADR Process described in Section 27.21 below. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation or mandatory control and, except as otherwise provided above, Tenant's obligations hereunder shall not be affected by any such action of Landlord. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

                     ARTICLE VIII - MAINTENANCE AND REPAIRS

        8.01 LANDLORD'S OBLIGATIONS. Except as provided in Sections 8.02 and
8.03 below, Landlord shall maintain the Building in good order and repair throughout the Lease Term and shall as necessary (as reasonably determined by Landlord) repair latent defects in the Building and (if not caused by Tenant or its employees, agents or contractors ) the Premises; provided, however, that Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Notwithstanding the foregoing, if Landlord's failure to make any required maintenance or repair (a) materially impairs Tenant's use of the Premises or a substantial portion thereof, and (b) continues for more than ten
(10) consecutive business days, then commencing on the eleventh (11th) business day following Landlord's receipt of written notice of such failure from Tenant, Tenant's obligation to pay Net Rent (defined in Section 7.02 above) shall abate in proportion to the magnitude of the impairment until such time as said maintenance or repair is performed. If Landlord and Tenant disagree on the amount of Net Rent to be abated, said dispute shall be resolved pursuant to the ADR Process described in Section 27.21 below. Except as provided in the immediately preceding sentence or in Article XI, there shall be no abatement of Rent, nor shall there be any liability of Landlord, by reason of any injury or inconvenience to, or interference with, Tenant's business or operations arising from the making of, or failure to make, any maintenance or repairs in or to any portion of the Building.

        8.02 TENANT'S OBLIGATIONS. During the Lease Term, Tenant shall, at its sole cost and expense, maintain the Premises in good order and repair (including, without limitation, the carpet, wall-covering, doors, plumbing and other fixtures, equipment (excluding base Building equipment), alterations and improvements, whether installed by Landlord or Tenant). Further, Tenant shall be responsible for, and upon demand by Landlord shall promptly reimburse Landlord for, any damage to any portion of the Building or the Premises caused by (A) Tenant's activities in the Building or the Premises; (B) the performance or existence of any alterations, additions or improvements made by Tenant in or to the Premises: (C) the installation, use, operation or movement of Tenant's property in or about the Building or the Premises; or (D) any act or omission by Tenant or its officers, partners, employees, agents, contractors or invitees.

        8.03 LANDLORD'S RIGHTS. Upon at least 24 hours prior written notice (except in an emergency, in which event advance notice shall not be required), Landlord shall have the right at all reasonable times to enter upon the Premises (accompanied by a representative of Tenant, except in an emergency) to make any repairs to the Premises or the Building reasonably required or deemed reasonably necessary by Landlord. Landlord shall use reasonable efforts to not disturb Tenant's use and enjoyment of the Premises (but cannot guarantee the same) during the conduct of such repairs.

              ARTICLE IX - ALTERATIONS, ADDITIONS AND IMPROVEMENTS

        9.01 LANDLORD'S CONSENT; CONDITIONS. Following completion of the Work described in the Work Letter Agreement, Tenant shall not make or permit to be made any alterations, additions, or improvements in or to the Premises ("Alterations") without the prior written consent of Landlord, which consent may be granted or withheld at Landlord's reasonable discretion. Notwithstanding the foregoing, if the Alterations do not affect any structural component of the Building or Premises, Landlord's consent shall not be unreasonably withheld; and if the Alterations cost less than $5,000 in the aggregate during any consecutive twelve (12) month period and do not affect any structural components of the Building or Premises, Landlord's advance consent shall not be required, however, at least ten (10) business days prior to making any such Alterations, Tenant shall deliver advance written notice thereof to Landlord. As to all Alterations (whether or not Landlord's consent is required), Landlord may impose as a condition to making said Alterations such requirements as Landlord in its reasonable discretion deems necessary or desirable including without limitation:
Tenant's submission to Landlord of all plans and specifications relating to the Alterations; Landlord's prior written approval of the time or times when the Alterations are to be performed; Landlord's prior written approval of the contractors and subcontractors performing work in connection with the Alterations; employment only of union contractors and subcontractors who shall not cause labor disharmony; Tenant's receipt of all necessary permits and approvals from all governmental authorities having jurisdiction over the Premises prior to the construction of the Alterations; Tenant's delivery to Landlord of such insurance as Landlord shall reasonably require; and Tenant's payment to Landlord of all costs and expenses reasonably incurred by Landlord because of such Alterations, including but not limited to costs incurred in reviewing the plans and specifications for, and the progress of, the Alterations. As to all Alterations, Tenant shall provide Landlord advance written notice of whether the Alterations include the Handling of any Hazardous Materials and whether these materials are of a customary and typical nature for industry practices. Upon completion of any Alterations, Tenant shall provide Landlord with copies of as-built plans. Neither the approval by Landlord of plans and specifications relating to any Alterations nor Landlord's supervision or monitoring of any Alterations shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use or the proper performance of the Alterations.

        9.02 PERFORMANCE OF ALTERATIONS WORK. All work relating to the Alterations shall be performed in compliance with the plans and specifications submitted to (and where required, approved by) Landlord, all applicable laws, ordinances, rules, regulations and directives of all governmental authorities having jurisdiction (including without limitation Title 24 of the California Administrative Code) and the requirements of all carriers of insurance on the Premises and the Building, the Board of Underwriters, Fire Rating Bureau, or similar organization. All work shall be performed in a diligent, first class manner and so as not to unreasonably interfere with any other tenants or occupants of the Building. All costs incurred by Landlord relating to the Alterations shall be payable to Landlord by Tenant as additional rent upon demand. No asbestos-containing materials shall be used or incorporated in the Alterations. No lead-containing surfacing material, solder, or other construction materials or fixtures where the presence of lead might create a condition of exposure not in compliance with Environmental Laws shall be incorporated in the Alterations.

        9.03 LIENS. Tenant shall pay when due all costs for work performed and materials supplied to the Premises. Tenant shall keep Landlord, the Premises and the Building free from all liens, stop notices and violation notices relating to the Alterations or any other work performed for, materials furnished to or obligations incurred by or for Tenant and Tenant shall protect, indemnify, hold harmless and defend Landlord, the Premises and the Building of and from any and all loss, cost, damage, liability and expense, including attorneys' fees, arising out of or related to any such liens or notices. Further, Tenant shall give Landlord not less than ten (10) business days prior written notice before commencing any Alterations in or about the Premises to permit Landlord to post appropriate notices of non-responsibility. Tenant shall also secure, prior to commencing any Alterations, at Tenant's sole expense, a completion and lien indemnity bond satisfactory to Landlord for such work. During the progress of such work, Tenant shall, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed. Tenant shall satisfy or otherwise discharge all liens, stop notices or other claims or encumbrances within twenty (20) calendar days after Landlord notifies Tenant in writing that any such lien, stop notice, claim or encumbrance has been filed. If Tenant fails to pay and remove such lien, claim or encumbrance within such twenty (20) calendar days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in Section 4.06 hereof for amounts owed Landlord by Tenant shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

        9.04 LEASE TERMINATION. Except as provided in this Section 9.04, upon expiration or earlier termination of this Lease Tenant shall surrender the Premises to Landlord in the same condition as when received, subject to reasonable wear and tear and further subject to all Alterations approved in writing by Landlord pursuant to Section 9.01, damage by fire or other casualty not caused by Tenant or its officers, employees, agents, representatives and contractors, and loss due to condemnation. All Alterations shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, require Tenant to remove some or all of Tenant's Alterations, in which event Tenant shall promptly remove the designated Alterations and shall promptly repair any resulting damage, all at Tenant's sole expense. All business and trade fixtures, machinery and equipment, furniture, movable partitions and items of personal property owned; by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant; upon the expiration or earlier termination of this Lease, Tenant shall, at its sole expense, remove all such items and repair any damage to the Premises or the Building caused by such removal. If Tenant fails to remove any such items or repair such damage promptly after the expiration or earlier termination of the Lease, Landlord may, but need not, do so with no liability to Tenant, and Tenant shall pay Landlord the cost thereof upon demand. Notwithstanding the foregoing to the contrary, in the event that Landlord is required to and gives its consent, pursuant to the provisions of Section 9.01 of this Lease, to allow Tenant to make an Alteration in the Premises, Landlord agrees, upon Tenant's written request, to notify Tenant in writing at the time of the giving of such consent whether Landlord will require Tenant, at Tenant's cost, to remove such Alteration at the end of the Lease Term.

                    ARTICLE X - INDEMNIFICATION AND INSURANCE

        10.01 INDEMNIFICATION.

                (A) Tenant agrees to protect, indemnify, hold harmless and defend Landlord and any Mortgagee, as defined herein, and each of their respective partners, directors, officers, agents, contractors and employees, successors and assigns (except to the extent that any of the losses described below are caused by the active negligence or wilful misconduct of Landlord, its agents, contractors and employees), from and against:

                        (i) any and all loss, cost, damage, liability or expense (including but not limited to reasonable attorneys' fees, legal and administrative costs and expert witness fees) paid, incurred, arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to bodily injury, including death, or property damage sustained by such person or persons which arises out of, is occasioned by or is reasonably attributable to the use or occupancy of the Premises or any portion of the Building by Tenant or the acts or omissions of Tenant or its agents, employees, contractors, clients, invitees or subtenants, except that caused by the active negligence or willful misconduct of Landlord or its agents, contractors or employees.

                        (ii) any and all environmental damages which arise from:
(a) the Handling of any Tenant's Hazardous Materials, as defined in Section 6.03; or (b) the breach of any of the provisions of this Lease by Tenant or its agents, employees, contractors, clients, invitees or subtenants. For the purpose of this Lease, environmental damages shall mean (1) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the Premises or any portion of the Building, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the Premises or any portion of the Building, and from any adverse impact of Landlord's marketing of space); (2) all reasonable sums paid for settlement of claims, attorneys' fees, consultants' fees and experts' fees; and (3) all costs incurred by Landlord in connection with investigation or remediation relating to the Handling of Tenant's Hazardous Materials, whether or not required by Environmental Laws, necessary for Landlord to make full economic use of the Premises or any portion of the Building, or otherwise required under this Lease. Tenant's obligation to Landlord and the other indemnities under the foregoing indemnification shall be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to the indemnitee, and without regard to whether Landlord is held strictly liable by a court or other governmental agency of competent jurisdiction under any

Environmental Laws. Tenant's obligations and liabilities pursuant to this
Section 10.01(A)shall survive the expiration or earlier termination of this Lease.

                (B) Landlord agrees to protect, indemnify, hold harmless and defend Tenant from and against: (i) any and all loss, cost, damage, liability or expense, including reasonable attorneys' fees, legal and administrative costs and expert witness fees, with respect to any claim of damage or injury to persons or property at the Premises, caused by the active negligence or willful misconduct of Landlord or its authorized agents or employees (except to the extent said losses are caused by the active negligence or wilful misconduct of Tenant, its agents and employees); and (ii) the Handling of any Hazardous Materials by Landlord or its agent, contractors or employees. Landlord's obligations and liabilities pursuant to this Section 10.01 (B) shall survive the expiration or earlier termination of this Lease.

                (C) Notwithstanding anything to the contrary contained herein, nothing shall be interpreted or used to in any way affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Tenant or Landlord.

                (D) Notwithstanding anything to the contrary contained in this Lease, nothing herein shall be construed to infer or imply that Tenant is a partner, joint venturer, agent, employee, or otherwise acting by or at the direction of Landlord.

        10.02 PROPERTY INSURANCE.

                (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, "all-risk" property insurance, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting of pipes, explosion, in an amount not less than one hundred percent (100%) of the replacement cost covering (i) all Alterations made by or for Tenant in the Premises; and (ii) Tenant's trade fixtures, equipment and other personal property from time to time situated in the Premises. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that if not so applied or if, this Lease is terminated following a casualty, the proceeds applicable to the leasehold improvements shall be paid to Landlord and the proceeds applicable to Tenant's personal property shall be paid to Tenant. Tenant shall have the right, but not the obligation, to self-insure all loss or damage to the Premises in the amount of the full replacement value thereof. In said event, Tenant shall deliver to Landlord, at the commencement of each Lease Year, a certificate of self-insurance executed by Tenant, certifying that Landlord is named or reflected as an "additional insured" on said self-insurance, and that Landlord shall be entitled to rely thereon. If Tenant elects to self-insure, then in the event of any property damage or loss which is required to be insured against by Tenant under this Lease, Tenant shall repair or replace the same to the same extent as it would have been required under this Article 10 had Tenant carried the property insurance policies required by this Section 10.02(A).

                (B) Landlord shall, at all times during the Lease Term, procure and maintain "all-risk" property insurance in the amount not less than ninety percent (90%) of the insurable replacement cost covering the Building in which the Premises are located and such other insurance as may be required by a Mortgagee or otherwise desired by Landlord.

        10.03 LIABILITY INSURANCE.

                (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, commercial general liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant. Such insurance shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence and a general aggregate limit of at least Two Million Dollars ($2,000,000). All such policies shall be written to apply to all bodily injury, property damage, personal injury losses and shall include a broad form comprehensive liability endorsement which shall specifically include contractual liability coverage insuring Tenant's obligations under this Lease. Such liability insurance shall be written as primary policies, not excess or contributing with or secondary to any other insurance as may be available to the additional insureds.

                (B) Prior to the sale, storage, use or giving away of alcoholic beverages on or from the Premises by Tenant or another person, Tenant, at its own expense, shall obtain a policy or policies of insurance issued by a responsible insurance company and in a form acceptable to Landlord saving harmless and protecting Landlord and the Premises against any and all damages, claims, liens, judgments, expenses and costs, including actual attorneys' fees, arising under any present or future law, statute, or ordinance of the State of California or other governmental authority having jurisdiction of the Premises, by reason of any storage, sale, use or giving away of alcoholic beverages on or from the Premises. Such policy or policies of insurance shall have a minimum combined single limit of One Million Dollars ($1,000,000) per occurrence and shall apply to bodily injury, fatal or nonfatal; injury to means of support; and injury to property of any person. Such policy or policies of insurance shall name Landlord and its agents, beneficiaries, partners, employees and any mortgagee of Landlord or any ground lessor of Landlord as additional insureds.

                (C) Landlord shall, at all times during the Lease Term, procure and maintain commercial general liability insurance for the Building in which the Premises are located. Such insurance shall have minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence, and a general aggregate limit of at least Two Million Dollars ($2,000,000).

        10.04 WORKERS' COMPENSATION INSURANCE. At all times during the Lease Term, Tenant shall procure and maintain Workers' Compensation Insurance in accordance with the laws of the State of California, and Employer's Liability insurance with a limit not less than One Million Dollars ($1,000,000) Bodily Injury Each Accident; One Million Dollars ($1,000,000) Bodily Injury By Disease
- Each Person; and One Million Dollars ($1,000,000) Bodily Injury to Disease - Policy Limit.

        10.05 POLICY REQUIREMENTS. All insurance required to be maintained by Landlord and Tenant shall be issued by insurance companies authorized to do insurance business in the State of Californian rated not less than A-VIII in Best's Insurance Guide. Certificates of insurance evidencing the insurance required under this Article X shall be delivered by Tenant to Landlord and from Landlord to Tenant not less than thirty (30) days prior to the Commencement Date. Landlord and Tenant shall use reasonable efforts to obtain insurance policies which shall not be subject to cancellation or modification without thirty (30) days prior written notice to Landlord and Tenant, as applicable, and to any deed of trust holder, mortgagee or ground lessor designated by Landlord to Tenant. As applicable, Landlord or Tenant shall furnish the other with a replacement certificate with respect to any insurance not less than thirty (30) days prior to the expiration of the current policy. Landlord and Tenant shall have the right to provide the insurance required by this Article X pursuant to blanket policies, but only if such blanket policies expressly provide coverage to the Premises and Landlord or Tenant as required by this Lease.

        10.06 WAIVER OF SUBROGATION. Each party hereby waives any right of recovery against the other for damage due to hazards covered by property insurance or required to be covered, to the extent of the injury or loss covered thereby. Any policy of such insurance to be provided by Tenant or Landlord pursuant to this Article X shall contain a clause denying the applicable insurer any right of subrogation against the other party.

        10.07 FAILURE TO INSURE. If either party fails to maintain any insurance which it is required to maintain pursuant to this Article X, said party shall be liable to the party not failing to maintain insurance, to the extent of any loss or cost resulting from such failure to maintain. Except as provided in Section
10.02 (A) above, Tenant may not self-insure against any risks required to be covered by insurance without Landlord's prior written consent.

                       ARTICLE XI - DAMAGE OR DESTRUCTION

        11.01 TOTAL DESTRUCTION. Except as provided in Section 11.03 below, this Lease shall automatically terminate if the Building is totally destroyed.

        11.02 PARTIAL DESTRUCTION OF PREMISES. If the Premise are damaged by any casualty and, in Landlord's opinion, the Premises (exclusive of any Alterations made to the Premises by Tenant) can be restored to its pre-existing condition within two hundred ten (210) days after the date of the damage or destruction, Landlord, shall, upon written notice from Tenant to Landlord of such damage, except as provided in Section 11.03, promptly and, with due diligence repair any damage to the Premises (exclusive of any Alterations to the Premises made by Tenant, which shall be promptly repaired by Tenant at its sole expense) and, until such repairs are completed, the

Rent shall be abated from the date of damage or destruction in the same proportion that the rentable area of the portion of the Premises which is unusable by Tenant in the conduct of its business bears to the total rentable area of the Premises. If such repairs cannot, in Landlord's opinion, be made within said two hundred ten (210) day period, then Landlord shall notify Tenant of the same within sixty (60) calendar days from the date of the damage or destruction, in which event Landlord and Tenant shall then each have the right to terminate this Lease. Landlord and/or Tenant shall exercise the foregoing termination rights, if at all, by delivery of written notice thereof to the other not later than ninety (90) calendar days from the date of the damage or destruction, in which event the Lease shall be terminated effective as of the date of the damage or destruction. However, if Landlord commences the repair work but fails to complete the same within two hundred forty (240) calendar days from the date of the damage or destruction, Tenant shall have the right to terminate this Lease by written notice to Landlord not later than two hundred seventy (270) calendar days from the date of the damage or destruction.

        11.03 EXCEPTIONS TO LANDLORD'S OBLIGATIONS. Notwithstanding anything to the contrary contained in this Article XI, Landlord shall have no obligation to repair the Premises if either: (A) the Building in which the Premises are located is so damaged as to require repairs to the Building exceeding twenty percent (20%) of the full insurable value of the Building; or (B) Landlord elects to demolish the Building in which the Premises are located; or (C) the damage or destruction occurs less than one (1) year prior to the Termination Date, exclusive of option periods. Further, Tenant's Rent shall not be abated if either (i) the damage or destruction is repaired within five (5) business days after Landlord receives written notice from Tenant of the casualty, or (ii) Tenant, or any officers, partners, employees, agents or invitees of Tenant, or any assignee or subtenant of Tenant, is, in whole or in part, responsible for the damage or destruction.

        11.04 WAIVER. The provisions contained in this Lease shall supersede any contrary laws (whether statutory, common law or otherwise) now or hereafter in effect relating to damage, destruction, self-help or termination, including California Civil Code Sections 1932 and 1933.

                           ARTICLE XII - CONDEMNATION

        12.01 TAKING. If the entire Premises or so much of the Premises as to render the balance unusable by Tenant shall be taken by condemnation, sale in lieu of condemnation or in any other manner for any public or quasi-public purpose (collectively "Condemnation"), and if Landlord, at its option, is unable or unwilling to provide substitute premises containing at least as much Rentable Area Of The Premises as described in Section 1.03 above, then this Lease shall terminate on the date that title or possession to the Premises is taken by the condemning authority, whichever is earlier.

        12.02 AWARD. In the event of any Condemnation, the entire award for such taking shall belong to Landlord, Tenant shall have no claim against Landlord or the award for the value of any unexpired term of this Lease or other vise. However, Tenant shall be entitled to independently pursue a separate award in a separate proceeding for Tenant's relocation costs directly associated with the taking, provided such separate award does not diminish Landlord's award.

        12.03 TEMPORARY TAKING. A temporary taking of the Premises for ninety
(90) days or less shall not terminate this Lease or entitle Tenant to any abatement of the Rent payable to Landlord under this Lease; provided, further, that any award for such temporary taking shall belong to Tenant to the extent that the award applies to any time period during the Lease Term and to Landlord to the extent that the award applies to any time period outside the Lease Term.

                            ARTICLE XIII - RELOCATION

        13.01 RELOCATION. Landlord shall have the right to relocate Tenant to other premises in the Building (herein referred to as the "New Premises") in substitution for the Premises, provided: (A) the New Premises shall be similar to the Premises in area; (B) the New Premises shall be sprinklered, shall be in compliance with all Applicable Laws and asbestos shall be abated; (C) Landlord shall give Tenant at least ninety (90) calendar days advance written notice before making such change, and the parties shall execute an amendment to the Lease confirming the change within thirty (30) calendar days after either party shall request the same; and (D) Landlord shall pay the direct, out-of-pocket, reasonable expenses of Tenant in moving from the Premises to the New Premises and shall pay the cost of improving the New Premises so that they are substantially similar to the Premises, with improvements of a quality which is the same or similar to the improvements then in the Premises, and, (2) such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant.

                     ARTICLE XIV - ASSIGNMENT AND SUBLETTING

        14.01 ASSIGNMENT AND SUBLETTING. As long as Tenant shall not have committed an event of default hereunder which remains uncured following expiration of all applicable cure periods: (A) Tenant shall have the right to assign this Lease to an "Affiliate" of Tenant without first obtaining the prior written consent of Landlord; and (B) Tenant shall have the right to assign this Lease or to sublet the Premises to any third party or entity, but only on condition that Tenant first receive the prior written of Landlord, which consent shall not be unreasonably withheld. The term "Affiliate" shall mean any corporation or other entity controlling, controlled by, or under common control with (directly or indirectly) Tenant, including, without limitation, any parent corporation controlling Tenant or any subsidiary that Tenant controls; and the term "control" shall mean the power to direct or cause the direction of the management and policies of the controlled entity through the ownership of more than fifty percent (50%) of the voting securities in such controlled entity. All assignments, encumbrances, sublettings, occupations or transfers are for convenience hereinafter referred to as a "Transfer;" and the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the Partners, or a transfer of a majority of partnership interests, within a twelve (12) month period, or the dissolution of the partnership, and (ii) if Tenant is a closely held corporation (i.e. whose stock is not publicly held and not traded through an exchange or over the counter) or a limited liability company, the dissolution, merger, consolidation, division, liquidation or other reorganization of Tenant, or within a twelve month period: (a) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting securities of Tenant (other than to immediate family members by reason of gift or death) or (b) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of Tenant's net assets. An assignment, subletting or other action in violation of the foregoing shall be void and, at Landlord's option, shall constitute a material breach of this Lease.

        14.02 NOTICE TO LANDLORD. Whether or not Landlord's consent is required, and for informational purposes only, if Tenant desires to assign this Lease or any interest herein, or desires to sublet all or any part of the Premises, then at least thirty (30) days but not more than one hundred eighty (180) days prior to the effective date of the proposed assignment or subletting, Tenant shall submit to Landlord in connection therewith the following information in writing:

                (A) A statement containing (i) the name and address of the proposed assignee or subtenant; (ii) such financial information with respect to the proposed assignee or subtenant as Landlord shall reasonably require; (iii) the type of use proposed for the Premises; and (iv) all of the principal terms of the proposed assignment or subletting; and

                (B) Four (4) originals of the assignment or sublease on a form approved by Landlord and (if applicable) four (4) originals of the Landlord's Consent to Sublease or Assignment and Assumption of the Lease and Consent.

        14.03 LANDLORD'S RECAPTURE RIGHTS. At any time within fifteen (15) business days after Landlord receives from Tenant a written notice that it intends to assign the Lease or sublet all or any portion of the Premises ("Notice Of Intent To Assign Or Sublet") (whether pursuant to Section 14.01(A) or Section 14.01(B)), Landlord may, at its option by written notice to Tenant, elect to: (A) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (B) take an assignment of the Lease; or (C) terminate the Lease in its entirety or as to the portion of the Premises proposed to be assigned or sublet, with a proportionate adjustment in the Rent payable hereunder if the Lease is terminated as to less than all of the Premises. If Landlord does not exercise any of the options described in the preceding sentence by expiration of said fifteen (15) business day period, Landlord's right to exercise any of the foregoing options shall, as to the transaction described in the Notice Of Intent To Assign Or Sublet, expire. However, if Tenant for any reason fails to consummate the transaction described in the Notice Of Intent To Assign Or Sublet within three hundred sixty (360) calendar days of the date Landlord received said Notice, or if the transaction Tenant finally agrees to enter into with a third party or entity is materially different from that described in the Notice Of Intent To Assign Or Sublet received by Landlord within said three hundred sixty (360) calendar day period, then in each instance Landlord shall again have the right to exercise the options set forth in this Section 14.03.

        14.04 LANDLORD'S CONSENT; STANDARDS. If Tenant proposes to assign this Lease to an Affiliate pursuant to Section 14.01(A), then Landlord's consent shall not be required, however, Tenant shall nonetheless timely driver to Landlord the information required by Section 14.02. If Tenant proposes to assign this Lease or sublet all or any portion of the Premises pursuant to Section 14.01(B) above, then Landlord's prior written consent shall be required, however,-Landlord shall not unreasonably withhold its consent, and Tenant shall nonetheless timely deliver to Landlord the information required by Section
14.02. In each instance where Tenant desires to assign the Lease or sublet all or any portion of the Premises pursuant to Section 14.01(B), Landlord may withhold its consent, and said withholding shall be deemed reasonable, if: (i) Tenant has committed a default under this Lease which remains uncured following expiration of all applicable cure periods; or (ii) the proposed assignee or sublessee intends to use the Premises for a use other than the permitted use described in Article VI hereof or which use violates any Applicable Laws; or
(iii) the use to which the proposed assignee or sublessee intends to use the Premises would not be conducive to the Tenant mix of a standard Class A office building in the San Francisco Financial District, as the same is determined by Landlord.

        14.05 ADDITIONAL RENT. If Landlord consents to any such assignment or subletting, one-half (50%) of the amount by which all sums or other economic consideration received by Tenant in connection with such assignment or subletting, whether denominated as rental or otherwise, exceeds, in the aggregate, the total sum which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to less than all of the Premises under a sublease) and less any costs expended by Tenant in effecting said sublease or assignment (including, but not limited to, reasonable marketing expenses, brokerage commissions, legal fees and improvement costs or allowances), shall be paid to Landlord promptly after receipt as additional Rent under the Lease without affecting or reducing any other obligation of Tenant hereunder.

        14.06 LANDLORD'S COSTS. If Tenant shall Transfer this Lease or all or any part of the Premises or shall request the consent of Landlord to any Transfer, Tenant shall pay to Landlord as additional rent Landlord's costs related thereto, including Landlord's reasonable attorneys' fees and a reasonable fee to Landlord not to exceed Five Hundred Dollars ($500.00).

        14.07 CONTINUING LIABILITY OF TENANT. Notwithstanding any Transfer, Tenant shall remain as fully and primarily liable for the payment of Rent and for the performance of all other obligations of Tenant contained in this Lease to the same extent as if the Transfer had not occurred; provided, however, that any act or omission of any transferee, other than Landlord, that violates the terms of this Lease shall be deemed a violation of this Lease by Tenant.

        14.08 NON-WAIVER. The consent by Landlord to any Transfer shall not relieve Tenant, or any person claiming through or by Tenant, of the obligation to obtain the consent of Landlord (if required) pursuant to this Article XIV, to any further Transfer. In the event of an assignment or subletting, Landlord may collect rent from the assignee or the subtenant without waiving any rights hereunder and collection of the rent from a person other than Tenant shall not be deemed a waiver of any of Landlord's rights under this Article XIV, an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. If Tenant shall default under this Lease and fail to cure within the time permitted, Landlord is irrevocably authorized to direct any transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured.

                        ARTICLE XV - DEFAULT AND REMEDIES

        15.01 EVENTS OF DEFAULT BY TENANT. The occurrence of any of the following shall constitute a material default and breach of the Lease by Tenant:

                (A) The failure by Tenant to pay Base Rent or make any other payment required to be made by Tenant hereunder within five (5) calendar days from the date Tenant receives notice from Landlord of said failure to pay (`Notice Of Failure To Pay Rent"). Provided, however, if Landlord at any time during the Term hereof delivers to Tenant a Notice Of Failure To Pay Rent, then for the next following twelve (12) calendar months following the date Landlord delivered said Notice Of Failure To Pay Rent, Tenant shall be deemed to have committed a material default and breach of this Lease if it fails to pay Base Rent or make any other payment required to be made by Tenant hereunder within five (5) calendar days from the date when due, without notice.

                (B) The abandonment of the Premises by Tenant.

                (C) The failure by Tenant to observe or perform any other provision of this Lease to be observed or performed by Tenant, other than those described in Sections 15.01(A) and 15.01(B) above, if such failure continues for fifteen (15) business days after written notice thereof (which notice shall describe in reasonable detail the nature and extent of the failure and the Lease provision containing Tenant's obligation to cure the same) by Landlord to Tenant; provided, however, that if the nature of the default is such that it cannot be cured within the fifteen (15) business day period, no default shall exist if Tenant commences the curing of the default within the fifteen (15) business day period and thereafter diligently prosecutes the same to completion. The fifteen (15) business day notice described herein shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure or any other law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceeding.

                (D) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of a petition filed against Tenant the same is dismissed within sixty (60) calendar days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises, when possession is not restored to Tenant within sixty (60) calendar days; or the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease or the Premises, if such seizure is not discharged within sixty (60) calendar days.

                (E) Any material misrepresentation herein, or intentional material misrepresentation or intentional omission in any financial statements or other materials provided by Tenant in connection with negotiating or entering into this Lease or in connection with any Transfer under Section 14.01.

        15.02 LANDLORD'S RIGHT TO TERMINATE UPON TENANT DEFAULT. In the event of any default by Tenant as provided in Section 15.01 above, Landlord shall have the right to terminate this Lease and recover possession of the Premises by giving written notice to Tenant of Landlord's election to terminate this Lease, in which event Landlord shall be entitled to receive from Tenant:

                (A) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

                (B) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                (C) The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                (E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Laws.

        As used in Sections 15.02(A) and (B) above, "worth at the time of award" shall be computed by discounting such amounts at the then highest lawful rate of interest, but in no event to exceed one percent (1%) per annum plus the rate established by the Federal Reserve Bank of San Francisco on advances made to member banks under Sections 13 and 13a of the Federal Reserve Act ("Discount
Rate") prevailing on the date of execution of this Lease by Landlord. As used in
Section 15.02(C), above, "worth at the time of award" shall be computed by discounting such amount at the Discount Rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

        15.03 MITIGATION OF DAMAGES. If Landlord terminates this Lease or Tenant's right to possession of the Premises, Landlord shall have no obligation to mitigate Landlord's damages except to the extent required by applicable law. If Landlord has not terminated this Lease or Tenant's right to possession of the Premises, Landlord shall reasonably attempt (but does not guarantee that it will) mitigate its damages as provided herein: (A) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space in the Building, (B) Landlord will not be deemed to have failed to mitigate if Landlord or its affiliates lease any other portions of the Building or other projects owned by Landlord or its affiliates in the same geographic area, before reletting all or any portion of the Premises, and (C) any failure to mitigate as described herein with respect to any period of time shall only reduce the Rent and other amounts to which Landlord is entitled hereunder by the reasonable rental value of the Premises during such period. In recognition that the value of the Building depends on the rental rates and terms of leases therein, Landlord's rejection of a prospective replacement tenant based on an offer of rentals below Landlord's published rates for new leases of comparable space at the Building at the time in question, or at Landlord's option, below the rates provided in this Lease, or containing terms less favorable than those contained herein, shall not give rise to a claim by Tenant that Landlord failed to mitigate Landlord's damages.

        15.04 LANDLORD'S RIGHT TO CONTINUE LEASE UPON TENANT DEFAULT. In the event of a default of this Lease and abandonment of the Premises by Tenant, if Landlord does not elect to terminate this Lease as provided in Section 15.03 above, Landlord may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease. Without limiting the foregoing, Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's default and abandonment and recover Rent as it becomes due, if Tenant has the right to Transfer, subject only to reasonable limitations). In the event Landlord re-lets the Premises, Tenant's leasehold estate and right to occupy the Premises shall terminate but Tenant's contractual obligations under this Lease to pay Rent shall not terminate but shall (subject to the provisions of the immediately following sentence) remain in force and effect. To the fullest extent permitted by law, the proceeds of any reletting shall be applied first to pay to Landlord all costs and expenses of such reletting (including without limitation, costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, securing new tenants, including expenses for redecoration, alterations and other costs in connection with preparing the Premises for the new tenant, if Landlord shall maintain and operate the Premises, the costs thereof, plus a 7% administrative fee) and receivers' fees incurred in connection with the appointment of and performance by a receiver to protect the Premises and Landlord's interest under this Lease and any necessary or reasonable alterations; second, to the payment of any indebtedness of Tenant to Landlord other than Rent due and unpaid hereunder; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of other or future obligations of Tenant to Landlord as the same may become due and payable, and Tenant shall not be entitled to receive any portion of such revenue.

        15.05 RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated to, make any payment or perform any such other act on Tenant's part to be made or performed, without waiving or releasing Tenant of its obligations under this Lease. Any sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the lesser of the maximum rate permitted by law if any or twelve percent (12%) per annum from the date of such payment, shall be payable to Landlord as additional rent on demand and Landlord shall have the same rights and remedies in the event of nonpayment as in the case of default by Tenant in the payment of Rent.

        15.06 NON-WAIVER. Nothing in this Article shall be deemed to affect Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease or Tenant's right to possession of the Premises for personal injury or property damages under the indemnification clause or clauses contained in this Lease. No acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in the Lease provided. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

        15.07 CUMULATIVE REMEDIES. The specific remedies to which Landlord or Tenant may resort under the terms of the Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Landlord or Tenant of any provisions of the Lease. In addition to the other remedies provided in the Lease, Landlord and Tenant shall each be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of the Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

        15.08 DEFAULT BY LANDLORD. Landlord's failure to perform or observe any of its obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for a period of thirty (30) calendar days (or such additional time, if any, that is reasonably necessary to promptly and diligently cure the failure) after Landlord receives written notice from Tenant ("Notice Of Landlord's Default") specifying the default. Notwithstanding anything to the contrary in this Lease, each Notice Of Landlord's Default must either be hand-delivered to Landlord, or delivered to Landlord via first class, certified U.S. Mail, return receipt requested. Each Notice Of Landlord's Default shall give in reasonable detail the nature and extent of the failure and shall identify the Lease provision(s) containing the obligation(s). If Landlord shall default in the performance of any of its obligations under this Lease (after notice and opportunity to cure as provided herein), Tenant may pursue any remedies available to it under the law and this Lease, provided, in recognition that Landlord must receive timely payments of Rent and operate the Building, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off, or abate Rent unless otherwise specifically provided in this Lease. Notwithstanding the foregoing, if Landlord's default is capable of being cured within ninety (90) calendar days after receipt of the Notice Of Landlord's Default but Landlord for any reason fails to cure said default within ninety
(90) calendar days after receipt of the Notice Of Landlord Default, and if said default materially limits Tenant's ability to conduct its business in the Premises, then Tenant shall have the right of self-help to cure said default. If Landlord's default is capable of being cured within one-hundred eighty (180) calendar days after Landlord's receipt of the Notice Of Landlord's Default but Landlord for any reason fails to cure said default within one hundred eighty
(180) calendar days after receipt of the Notice Of Landlord's Default, and if said default materially limits Tenant's ability to conduct its business in the Premises, then subject to the provisions of Section 17.03 Tenant shall have the right to terminate this Lease by written notice to Landlord delivered within two hundred ten (210) calendar days following Landlord's receipt of the Notice Of Landlord's Default.

                   ARTICLE XVI - ATTORNEYS FEES; COSTS OF SUIT

        16.01 ATTORNEYS FEES. If either 37~all commence any action or other proceeding against the other arising out of, relating to, this Lease or the Premises, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual attorneys fees irrespective of whether or not Action or other proceeding is prosecuted to judgment and irrespective of any court schedule of Seasonable attorneys' fees. In addition, Tenant shall reimburse Landlord, upon demand, for all reasonable attorneys' fees incurred in collecting Rent or otherwise seeking enforcement against Tenant, its sublessees and assigns, of Tenant's obligations under this Lease.

        16.02 INDEMNIFICATION. Should Landlord be made a party to any litigation instituted By Tenant against a party other than Landlord, or by a third party against Tenant, Tenant shall indemnify, protect, hold harmless and defend Landlord from any and all loss, cost, liability, damage or expense incurred by Landlord, including attorneys' fees, in connection with the litigation.

                   ARTICLE XVII - SUBORDINATION AND ATTORNMENT

        17.01 SUBORDINATION. This Lease, and the rights of Tenant hereunder, are and shall be subject and subordinate to the interests of (A) all present and future ground leases and master leases of all or any part of the Building; (B) present and future mortgages and deeds of trust encumbering all or any part of the Building; (C) all past and future advances made under any such mortgages or deeds of trust; and
(D) all renewals, modifications, replacements and extensions of any such ground leases, master leases, mortgages and deeds of trust; provided, however, that any lessor under any such ground lease or master lease or any mortgagee or beneficiary under any such mortgage or deed of trust (any such lessor, mortgagee or beneficiary is hereinafter referred to as a "Mortgagee") shall have the right to elect, by written notice given to Tenant, to have this Lease made superior in whole or in part to any such ground lease, master lease, mortgage; deed of trust (or subject and subordinate to such ground lease, master lease, mortgage or deed of trust but superior to any junior mortgage or junior deed of trust). Upon demand, Tenant shall execute, acknowledge and deliver any instruments reasonably requested by Landlord or any such Mortgagee to effect the purposes of this
Section 17.01, but only if such instruments do not materially increase any of Tenant's financial obligations under this Lease and are otherwise in a form reasonably acceptable to Tenant. Any obligations of any successor landlord under its respective lease shall be non-recourse as to any assets of such successor landlord other than its interest in the Premises and improvements.

        17.02 ATTORNMENT. If the interests of Landlord under the Lease shall be transferred to any superior Mortgagee or other purchaser or person taking title to the Building by reason of the termination of any superior lease or the foreclosure of any superior mortgage or deed of trust, Tenant shall be bound to such successor landlord ("Successor Landlord") under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Successor Landlord were the landlord under the Lease, and Tenant shall attorn to and recognize as Tenant's landlord under this Lease such Successor Landlord, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments upon Successor Landlord's succeeding to the interest of Landlord under the Lease. Tenant shall, upon demand, execute any documents reasonably requested by any such person to evidence the attornment described in this Section 17.02, including but not limited to an Attornment Agreement, but only if such documents do not materially increase any of Tenant's financial obligations under this Lease and are otherwise in a form reasonably acceptable to Tenant. Prior to execution of this Lease, Landlord agrees to make commercially reasonable efforts to (but will not guarantee that it can) obtain from the holders of any Mortgages or ground leases constituting a lien on the Building at the time of Lease execution, an executed and acknowledged subordination, recognition and non-disturbance agreement in a form reasonably acceptable to tenant. Following execution of this Lease, and provided Tenant is not in default under this Lease, Landlord agrees to make commercially reasonable efforts to (but will not guarantee that it can) obtain from any Successor Landlord an executed and acknowledged subordination, recognition and non-disturbance agreement in a form reasonably acceptable to Tenant. Such subordination, recognition and non-disturbance agreements may be embodied in the Mortgagee's customary form of subordination and non-disturbance agreement. If, after exerting commercially reasonable efforts, Landlord is unable to obtain a subordination, recognition and non-disturbance agreement from any such Mortgagee or Successor Landlord, Landlord shall have no further obligation to Tenant with respect thereto. Tenant agrees to pay Landlord, within ten (10) calendar days of receipt of written demand therefore, as additional rent, an amount equal to all costs and expenses paid or incurred by Landlord in connection with Landlord's attempt to comply with this Section 17.02, including, without limitation, legal fees, processing costs and any other administrative expenses (which legal fees, processing costs and other administrative expenses shall not exceed $1,000 per occurrence.)

        17.03 MORTGAGEE PROTECTION. Tenant agrees to give any Mortgagee, by registered or certified mail, a copy of any Notice Of Landlord's Default served upon Landlord by Tenant, provided that prior to delivery of such Notice Tenant has been notified in writing (by way of service on Tenant of a copy of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee (hereafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within the period of time required by Section 15.08, then the Notified Party shall have an additional thirty (30) calendar days after the last day Landlord has to cure said default (pursuant to Section 15.08) within which to cure or correct such default. Until the time allowed, as aforesaid, for the Notified Party to cure such default has expired without cure, Tenant shad have no right to, and shall not, terminate this Lease on account of Landlord's default.

                         ARTICLE XVIII - QUITE ENJOYMENT

        18.01 QUITE ENJOYMENT. Provided that Tenant performs all of its obligations hereunder, Tenant shall have and peaceably enjoy the Premises during the Lease Term free of claims by or through Landlord, subject to all of the terms and conditions contained in this Lease.

           ARTICLE XIX - RULES AND REGULATIONS; ROOF LICENSE AGREEMENT

        19.01 RULES AND REGULATIONS. The Rules and Regulations attached hereto as Exhibit "D" are hereby incorporated by reference herein and made a part hereof. Tenant shall abide by, and faithfully observe and comply with the Rules and Regulations and any reasonable and non-discriminatory amendments, modifications and/or additions thereto as may hereafter be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order and/or cleanliness of the Premises and/or the Building. Landlord shall not be liable to Tenant for any violation of such rules and regulations by any other tenant or occupant of the Building. Landlord agrees to enforce the Rules and Regulations in a non-discriminatory manner, without preference or priority to any single tenant.

        19.02 ROOF LICENSE AGREEMENT. Upon execution and delivery by Tenant to Landlord of the Roof License Agreement ("Roof License Agreement") attached hereto as Exhibit "G" and incorporated herein by reference, Landlord agrees to and shall during the Term hereof grant Tenant a license to use the roof premises on the terms and conditions set forth in the Roof License Agreement. Provided, however, the license agreement set forth in the Roof License Agreement shall terminate, expire and have no further force or effect on the date this Lease expires or, if earlier, terminates.

                       ARTICLE XX - ESTOPPEL CERTIFICATES

        20.01 ESTOPPEL CERTIFICATES. Landlord and Tenant each agree at any time and from time to time upon not less than fifteen (15) calendar days prior written notice from one to the other to execute, acknowledge and deliver to requesting party an addressed and certified statement in writing, certifying to the requesting party, to any current or prospective Mortgagee or any assignee thereof, to any prospective purchaser of the land, improvements or both comprising the Building, and to any other party designated by the requesting party, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that the Tenant has accepted possession of the Premises, which are acceptable in all respects, and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant (or if the Premises are not acceptable or all required improvements have not been made, so stating with specificity); that Tenant is in full occupancy of the Premises; that no rent has been paid more than thirty (30) days in advance; that the first month's Base Rent has been paid; that Tenant is entitled to no free rent or other concessions except as stated in this Lease; that Tenant has not been notified of any previous assignment of Landlord's or any predecessor landlord's interest under this Lease (or if Tenant has been so notified, attaching a copy of said notice); the dates to which Base Rent, additional rental and other charges have been paid; that Tenant, as of the date of such certificate, has no charge, lien or claim of setoff under this Lease or otherwise against Base Rent, additional rental or other charges due or to become due under this Lease (of if Tenant has such a charge, lien or claim of setoff, so stating with specificity); that the requesting party is not in default in performance of any covenant, agreement or condition contained in this Lease or any other matter relating to this Lease or the Premises (or if so, specifying each such default). In addition, in the event that such certificate is being given to any Mortgagee, such statement may contain any other provisions customarily required by such Mortgagee including, without limitation, an agreement on the part of Tenant to furnish to such Mortgagee, written notice of any Landlord default and a reasonable opportunity for such Mortgagee to cure such default prior to Tenant being able to terminate this Lease. Any such statement delivered pursuant to this Section 20.1 may be relied upon by the requesting party and any Mortgagee, or prospective purchaser to whom it is addressed and such statement, if required by its addressee, may so specifically state.

                         ARTICLE XXI - ENTRY BY LANDLORD

        21.01 ENTRY BY LANDLORD. Landlord may (upon the notice conditions specified in Section 8.03) enter the Premises at all reasonable times to: inspect the same; exhibit the same to prospective purchasers, Mortgagees or tenants; determine whether Tenant is complying with all of its obligations under this Lease; supply janitorial and other services to be provided by Landlord to Tenant under this Lease; post notices of non-responsibility; and make repairs or improvements in or to the Building or the Premises; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Except for damage or injury caused by Landlord's gross negligence or wilful misconduct, Tenant hereby waives any claim for damages for any injury or inconvenience to, or interference with, Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and areas designated by Tenant in writing in advance), and Landlord shall have the right to use said key to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, or otherwise, shall not under any circumstances be deemed or construed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from any part of the Premises. Such entry by Landlord shall not act as a termination of Tenant's duties under this Lease. If Landlord shall be required to obtain entry by means other than a key provided by Tenant, the cost of such entry shall be payable by Tenant to Landlord as additional rent.

                                  ARTICLE XXII
                LANDLORD'S LEASE UNDERTAKINGS - EXCULPATION FROM
               PERSONAL LIABILITY; TRANSFER OF LANDLORD'S INTEREST

        22.01 LANDLORD'S LEASE UNDERTAKINGS. Notwithstanding anything to the contrary contained in this Lease or in any Exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (A) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant's use of the, Premises or the Building (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its beneficiaries or constituent partners; and (B) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its constituent partners and beneficiaries, Heitman Capital Management Corporation or Heitman Properties Ltd., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

        22.02 TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer of Landlord's interest in the Landlord shall be automatically freed and relieved from all applicable liability with respect to performance of any covenant or obligation on the part of Landlord, provided any deposits or advance rents held by Landlord are turned over to the grantee and said grantee expressly assumes, subject to the limitations of this Article XXII, all the terms, covenants and conditions of this Lease to be performed on the part of Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to all the provisions of this Article XXII, be binding on Landlord, its successors and assigns, only during their respective periods of ownership.

                        ARTICLE XXIII - HOLDOVER TENANCY

        23.01 HOLDOVER TENANCY. If Tenant holds possession of the Premises after the expiration or termination of the Lease Term, by lapse of time or otherwise, Tenant shall become a tenant at sufferance upon all of the terms contained herein, except as to Lease Term and Rent. During such holdover period, Tenant shall pay to Landlord a monthly rental equivalent to one hundred fifty percent (150%) of the Rent payable by Tenant to Landlord with respect to the last month of the Lease Term. The monthly rent payable for such holdover period shall in no event be construed as a penalty or as liquidated damages for such retention of possession. Without limiting the foregoing, Tenant hereby agrees to indemnify, protect, defend and hold harmless Landlord, its beneficiary, and their respective agents, contractors and employees, from and against any and all claims, liabilities, actions, losses, damages (including without limitation, direct, indirect, incidental and consequential) and expenses (including, without limitation, court costs and reasonable attorneys' fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession, which obligations shall survive the expiration or termination of the Lease Term.

                             ARTICLE XXIV - NOTICES

        24.01 NOTICES. All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail or recognized courier service, postage prepaid, addressed to Landlord at the address for Landlord set forth in Section

1.13 above and to Tenant at the address for Tenant set forth in Section 1.14 above, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. Any notice shall be deemed to have been served at the time the same was posted.

                              ARTICLE XXV - BROKERS

        25.01 BROKERS. The parties recognize as the broker's who procured this Lease the firm(s) specified in Section 1.15 and agree that Landlord shall be solely responsible for the payment of any brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made a part of this Lease. If Tenant has dealt with any other person or real estate broker in respect to leasing, subleasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fec due said person or firm and Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto.

                ARTICLE XXVI - COMMUNICATIONS AND COMPUTER LINES

        26.01 COMMUNICATIONS AND COMPUTER LINES. Tenant may, in a manner consistent with the provisions and requirements of this Lease, install, maintain, replace, remove or use any communications or computer wires, cable and related devices (collectively the "Lines") at the Building in or serving the Promises, provided: (A) Tenant shall obtain Landlord's prior written consent, which consent may be reasonably conditioned as required by Landlord, (B) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding th normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (C) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions.

        Landlord may (but shall not have the obligation to): (i) install new Lines at the Property, and (ii) create additional space for Lines at the Property, and adopt reasonable and uniform rules and regulations with respect to the Lines.

        Notwithstanding anything to the contrary contained in Article IX, Landlord reserves the right to require that Tenant remove any or all Lines installed by or for Tenant within or serving the Premises upon termination of this Lease. Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (a) any eavesdropping or wire-tapping by unauthorized parties, (b) any failure of any Lines to satisfy Tenant's requirements, or (c) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

                          ARTICLE XXVII - MISCELLANEOUS

        27.01 ENTIRE AGREEMENT. This Lease contains all of the agreements and understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing. Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set forth herein. This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

        27.02 AMENDMENTS. This Lease shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by Landlord.

        27.03 SUCCESS. Except as expressly provided herein, this Lease and the obligations of Landlord and Tenant contained herein shall bind and benefit the successors and assigns of the parties hereto.

        27.04 FORCE MAJEURE. Landlord shall incur no liability to Tenant with respect to, and shall not be responsible for any failure to perform, any of Landlord's obligations hereunder if such failure is caused by any reason beyond the control of Landlord including, but not limited to, strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services. The amount of time for Landlord to perform any of Landlord's obligations shall be extended by the amount of time Landlord is delayed in performing such obligation by reason of any force majeure occurrence whether similar to or different from the foregoing types of occurrences.

        27.05 SURVIVAL OF OBLIGATIONS. Any obligations of Tenant accruing prior to the expiration of the Lease shall survive the expiration or earlier termination of the Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired or been terminated.

        27.06 LIGHT AND AIR. No diminution or shutting off of any light, air or view by any structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder.

        27.07 GOVERNING LAW. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

        27.08 SEVERABILITY. In the event any provision of this Lease is found to be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law. The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall be adopted.

        27.09 CAPTIONS. All captions, headings, titles, numerical references and computer highlighting are for convenience only and shall have no effect on the interpretation of this Lease.

        27.10 INTERPRETATION. Tenant acknowledges that it has read and reviewed this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease. Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and the intent of the parties.

        27.11 INDEPENDENT COVENANTS. Each covenant, agreement, obligation or other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

        27.12 NUMBER AND GENDER. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

        27.13 TIME TO OF THE ESSENCE. Time is of the essence of this Lease and the performance of all obligations hereunder.

        27.14 JOINT AND SEVERAL LIABILITY. If Tenant comprises more than one person or entity, all such persons shall be jointly and severally liable for payment of rents and the performance of Tenant's obligations hereunder.

        27.15 EXHIBITS. Exhibit "A" (Floor Plan of Premises), Exhibit "B" (Early Access Letter); Exhibit "C" (Work Letter Agreement), Exhibit "D" (Rules and Regulations), Exhibit "E" (Amendment No. 1 To Lease), Exhibit "F" (Schedule of Janitorial And Cleaning Specifications), and Exhibit "G" (Roof License Agreement) are incorporated into this Lease by reference and made a part hereof.

        27.16 OFFER TO LEASE. The submission of this Lease to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (A) it is executed and delivered by Tenant to Landlord and (B) it is fully reviewed and executed by Landlord and delivered to Tenant; provided, however, that, upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Lease and Tenant's credit, constitute an offer by Tenant to Lease the Premises upon the terms and conditions set forth herein (which offer to Lease shall be irrevocable for ten (10) business days following _________ delivery).

        27.17 _____________ Tenant hereby submits to local jurisdiction in the State of California _________ action by Tenant against Landlord shall be instituted in the State of California _________ shall have personal jurisdiction over Tenant for any action brought by _________ in the State of California.

        27.18 ELECTRICAL SERVICE TO THE PREMISES. Anything set forth in Section
7.01 or elsewhere in this Lease to the contrary notwithstanding, electricity to the Premises shall not be furnished by Landlord, but shall be famished by the approved electric utility company serving the Building. Landlord shall permit Tenant to receive such service directly from such utility company at Tenant's cost (except as otherwise provided herein) and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes.

        27.19 RIGHTS RESERVED BY LANDLORD. Landlord reserves the following rights exercisable without notice (except as otherwise expressly provided to the contrary in this Lease) and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (A) to change the name or street address of the Building; (B) to install, affix and maintain all signs on the exterior and/or interior of the Building; (C) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises and, notwithstanding the provisions of Article IX, the design, arrangement, style, color and general appearance of the portion of the Premises visible from the exterior, and contents thereof, including, without limitation, furniture, fixtures, signs, art work, wall coverings, carpet and decorations, and all changes, additions and removals thereto, shall, at all times have the appearance of premises having the same type of exposure and used for substantially the same purposes that are generally prevailing in comparable office buildings in the area. Any violation of this provision shall be deemed a material breach of this Lease; (D) to change the arrangement of entrances, doors, corridors, elevators and/or stairs in the Building, provided no such change shall materially adversely affect access to the Premises; (E) to grant any party the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted under this Lease; (F) to prohibit the placement of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant's employees; (G) to prohibit the placement of video or other electronic games in the Premises; (H) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office and to discontinue any mail chute business in the Building; (I) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times under such rules and regulations as Landlord prescribes for security purposes; (J) to install, operate and maintain security systems which monitor, by close circuit television or otherwise, all persons entering or leaving the Building; (K) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Building; and (L) to retain at all times master keys or pass keys to the Premises

        27.20 ASBESTOS. Tenant acknowledges that it has been expressly disclosed to Tenant by Landlord's Managing Agent that the Building and the Premises contain asbestos-containing materials ("ACM"). The acknowledgment by Tenant of the ACM does not any manner impose any liability or responsibility on Tenant for removal treatment or abatement of such ACM or any responsibility whatsoever regarding such ACM provided, however, that Tenant shall comply with all applicable laws and regulations in connection with any work in the Premises including, but not limited to, work which require entry into the ceiling. See specifically, Schedule 2 to the Work Letter attached hereto.

        27.21 ADR PROCESS. If Landlord and Tenant are unable for any reason to timely agree on (i) the Prevailing Rental Rate referenced in Section 3.02(A), or
(ii) the correction of alleged errors in Landlord's Statement as provided in
Section 4.04(C), or (iii) the amount of Base Rent to be abated if an interruption of services or utilities occurs as described in Section 7.02 or an impairment to the Premises occurs due to Landlord's failure to maintain or repair as described in Section 8.02 (collectively, "Specified Disputes"), then Landlord and Tenant agree that all Specified Disputes shall be resolved pursuant to the neutral binding alternative dispute resolution process ("ADR Process") described below. Landlord and Tenant (acting together or individually) shall submit a notice of a Specified Dispute ("Notice of Dispute") to JAMS (defined below) which Notice sets forth the details of the dispute and requests JAMS to implement the ADR Process set forth below.

                (A) ADR Process. The Notice Of Dispute shall be delivered to the San Francisco office of Judicial Arbitration and Mediation Service ("JAMS") for binding resolution pursuant to the ADR Process. The ADR Process shall be conducted according to the following procedure:

                        (i) The ADR Process shall be conducted in San Francisco, California.

                        (ii) JAMS shall promptly select a single retired California Superior Court Judge to be the hearing officer ("HEARING OFFICER"). The Hearing Officer shall not have any actual or perceived conflict of interest with Landlord or Tenant, any affiliate or subsidiary or their respective counsel and absent any conflict, neither Landlord or Tenant shall have the right to object to the Hearing Officer. The Hearing Officer shall have extensive and recent civil trial experience and shall not have been primarily a criminal courts judge during his/her career. The first hearing day shall be scheduled not later than thirty (30) calendar days following appointment of the Hearing Officer and the hearing process shall be concluded within thirty (30) calendar days from commencement.

                        (iii) The Hearing Officer shall preside over the ADR Process, shall accept relevant evidence, and may (in her/her discretion) hear live testimony of the parties and their expert and other witnesses, examine and cross-examine the parties and their witnesses, allow counsel to examine and cross-examine witnesses, hear arguments of counsel, and otherwise conduct and control a hearing as if he/she were sitting as a California Superior Court Judge without a jury. At the conclusion of the hearing, the Hearing Officer shall orally announce a tentative decision as to the disagreement(s) which form the basis of the Specified Dispute(s) In announcing the tentative decision and in rendering the Final Award (defined below), the Hearing Officer shall be required to follow California law in the interpretation of any document or agreement (including this Lease), in admitting evidence and in fashioning a remedy. The Hearing Officer shall not have the power or authority to award any amount in the nature or character of punitive or exemplary damages, but shall have the power to issue an award for compensatory damages based on breach or default of the Lease, shall have the power to issue injunctive or other equitable relief where appropriate, shall have the power to issue a judgment for unlawful detainer of the Premises, and shall have the power to issue an award for attorneys' fees and costs as allowed by this Lease.

                        (iv) Within ten (10) calendar days following conclusion of the oral hearing, the Hearing Officer shall prepare and deliver to each of the parties a written decision, accompanied by a statement of facts, law, underlying reasons and conclusions necessary to fully explain his/her decision ("Final Award"). If the Final Award requires payment by one party of any amount of money to the other party, the Hearing Officer shall require that payment be made within thirty (30) calendar days following issuance of the Final Award, and, if payment is not timely made, the Final Award shall provide the party to whom payment is due with the right but not the obligation to seek immediate enforcement of the Final Award by a court of competent jurisdiction.

                        (v) The Final Award shall be binding on each party to the dispute, shall be admissible in any court of law for any purpose reasonably related thereto (including, but not limited to, for the purpose of determining whether or not a breach or default under the Lease has occurred), and either party may petition the California Superior Court to enter the Final Award as the final judgement and award of the court and/or to enforce enforcement of a Final Award.

                        (vi) Each party shall pay one-half of the fees and costs for JAMS and the Hearing Officer. If advance payment or deposit is required prior to commencement of the ADR Process, each party to the dispute hereby represents and warrants that it will timely pay and deposit said amount. The failure to timely pay any amounts requested by the Hearing Officer or JAMS shall constitute an immediate and material event of default and if said amounts are not timely paid following receipt of a five (5) business day notice and demand to pay, the Hearing Officer shall be required (without the taking of any evidence or testimony) to issue a Final Award in favor of the party to the dispute timely paying its fees, on the terms and conditions requested by said party, which shall be final and binding.

                (B) Notice. BY EXECUTING THIS LEASE YOU ARE AGREEING TO HAVE ALL SPECIFIED DISPUTES DECIDED BY THE HEARING OFFICER AS PROVIDED HEREIN AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE SPECIFIED DISPUTES LITIGATED IN A COURT OR JURY TRIAL. BY EXECUTING THIS LEASE YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL. IF YOU REFUSE TO SUBMIT TO THE ADR PROCESS AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO SUBMIT TO THE ADR PROCESS UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THE ADR PROCESS IS VOLUNTARY.

        WE CERTIFY THAT WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT ALL SPECIFIED DISPUTES ARISING OUT OF THE LEASE TO THE HEARING OFFICER FOR A NEUTRAL, BINDING AND FINAL DECISION AS SET FORTH ABOVE.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:                                   TENANT:


STATE STREET BANK AND TRUST                 DIGITAL EQUIPMENT CORPORATION
COMPANY OF CALIFORNIA, MA.,                 a Massachusetts corporation,
not individually, but as Ancillary
Trustee for State Street Bank and           By: /s/ Kerry L. Calkins
Trust Company, a Massachusetts banking         ---------------------------------
corporation, not personally but solely         Name:  Kerry L. Calkins
as Trustee for Telephone Real Estate        Title: Western Real Estate Manager
Equity Trust,


     By: HEITMAN CAPITAL MANAGEMENT
         CORPORATION, an Illinois corporation,
         its duly authorized agent and attorney-in-fact, /


         By: /s/ Thomas D. McCarthy
            -------------------------------
              Name: Thomas D. McCarthy
                   ------------------------
              Title: Managing Director
                    -----------------------

                              EXHIBIT "A" TO LEASE

                              FLOOR PLAN OF MERGERS


                              DIAGRAM OF FLOOR PLAN

                              EXHIBIT "B" TO LEASE

                               EARLY ACCESS LETTER



Digital Equipment Corporation
111 Powdermill Road
Maynard, Maryland 02173
Attn: Real Estate Law Group

        Re:    Office Lease Dated ____________, 1996 ("Lease")
               Suite #250 ("Premises")
               44 Montgomery Street, San Francisco, California 94104
               ("Building")

Dear _________________:

        The undersigned, HEITMAN PROPERTIES LTD., agent and property manager for STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company, a Massachusetts banking corporation, not personally but solely as Trustee for Telephone Real Estate Equity Trust ("LANDLORD") hereby grants you, DIGITAL EQUIPMENT CORPORATION ("Tenant") early access to the Premises for the purpose of installing telephones, equipment, furniture and personal property, and to perform, construct and install the Work described in the Work Letter attached to the Lease, commencing on __________________, 1996 ("Early Access Date").

        In exchange for our agreement to permit early access, you have agreed to comply with all terms and provisions of the Lease commencing on the Early Access Date (however, payment of Rent shall commence as provided in the Lease). Your early access to the Premises shall be at your sole risk, and neither we nor the Landlord will have any responsibility for damages to or theft of your property, or for any other matter.

        Please countersign, date and return this letter to the undersigned to evidence your agreement with the foregoing matters, together with all insurance certificates required by the Work Letter. We must receive this countersigned letter and your insurance certificates before permitting access to the Premises.

                                            HEITMAN PROPERTIES LTD., as agent
                                            and property manager for STATE
                                            STREET BANK AND TRUST COMPANY OF
                                            CALIFORNIA, N.A., not individually,
                                            but as Ancillary Trustee for State
                                            Street Bank and Trust Company, a
                                            Massachusetts banking corporation
                                            not personally but solely as Trustee
                                            for Telephone Real Estate Equity
                                            Trust


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


DIGITAL EQUIPMENT CORPORATION,
a Massachusetts corporation,


By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------

Date:
     -------------------------------

                              EXHIBIT "C" TO LEASE








WORK LETTER AGREEMENT

[TENANT PERFORMS WORK]
[ALLOWANCE]

        This Work Letter Agreement ("Work Letter") is executed simultaneously with that certain Office Lease (the "Lease") between DIGITAL EQUIPMENT CORPORATION, a Massachusetts corporation, as "Tenant," and STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company, a Massachusetts banking corporation, not personally but solely as Trustee for Telephone Real Estate Equity Trust as "Landlord," relating to demised premises ("Premises") at the building commonly known as and located at 44 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA (the "Building"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

        For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

        1. WORK. Tenant, at its sole cost and expense, shall perform, or cause to be performed, the work (the "Work") in the Premises provided for in the Initial Plans (as deemed in Paragraph 2(b) hereof). Subject to Tenant's satisfaction of the conditions specified in this Work Letter, Tenant shall be entitled to Landlord's Contribution (as defined in Paragraph 8(b) below.

        2. PRE-CONSTRUCTION ACTIVITIES.

                (a) On or before December 1, 1996, Tenant shall submit the following information and items to Landlord for Landlord's review and approval:

                        (i) A detailed critical path construction schedule containing the major components of the Work and the time required for each, including the scheduled commencement date of construction of the Work, milestone dates and the estimated date of completion of construction.

                        (ii) An itemized statement of estimated construction costs, including fees for permits and architectural and engineering fees.

                        (iii) Attached as Schedule 3 to this Work Letter is a list of the names and addresses of Tenant's contractors (and said contractor's subcontractors) and materialmen to be engaged by Tenant for the Work (individually, a "TENANT CONTRACTOR," and collectively, "TENANT'S CONTRACTORS"), which Landlord has approved.

                        (iv) Certified copies of insurance policies or certificates of insurance as hereinafter described. Tenant shall not permit Tenant's Contractors to commence work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.

                        (v) The Plans (as hereinafter defined) for the Work, which Plans shall be subject to Landlord's approval in accordance with Paragraph 2(b) below. A copy of the Initial Plans are attached hereto as Schedule "I" and incorporated herein by reference.

        Tenant will update such information and items by notice to Landlord of any changes.

                (b) As used herein and in the Lease, the term "Initial Plans" shall mean the Plans (as hereinafter defined), as and when approved in writing by Landlord. As used herein, the term "Plans" shall mean the full and detailed architectural and engineering plans and specifications covering the Work (including, without limitation, architectural, mechanical and electrical working drawings for the Work). The Plans shall be subject to Landlord's approval and the approval of all local governmental authorities requiring approval of the work and/or the Initial Plans. Landlord shall give its approval or disapproval (giving general reasons in case of disapproval) of the Plans within ten (10) calendar days after their delivery to Landlord. Landlord agrees not to unreasonably withhold its approval of said Plans; provided, however, that Landlord shall not be deemed to have acted unreasonably if it withholds its approval of the Plans because, in Landlord's reasonable opinion: the Work as shown in the Plans is likely to adversely affect Building systems, the structure of the Building or the safety of the Building mentor its occupants; the Work as shown on the Plans might impair Landlord's ability to furnish services to Tenant or other tenants; the Work would increase the cost of operating the Building; the Work would violate any governmental laws, rules or ordinances (or interpretations thereof); the Work contains or uses hazardous or toxic materials or substances; the Work would adversely affect the appearance of the Building; the Work might adversely affect another tenant's premises; or the Work is prohibited by any mortgage or trust deed encumbering the Building. The foregoing reasons, however, shall not be exclusive of the reasons for which Landlord may withhold consent, whether or not such other reasons are similar or dissimilar to the foregoing. If Landlord notifies Tenant that changes are required to the final Plans submitted by Tenant, Tenant shall, within three (3) business days thereafter, submit to Landlord, for its approval, the Plans amended in accordance with the changes so required. The Plans shall also be revised, and the Work shall be changed, all at Tenant's cost and expense, to incorporate any work required in the Premises by any local governments field inspector. Landlord's approval of the Plans shall in no way be deemed to be (i) an acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Initial Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant's objectives and needs.

                (c) No Work shall be undertaken or commenced by Tenant in the Premises until (i) Tenant has delivered, and Landlord has approved, all items set forth in Paragraph 2(a) above, and (ii) all necessary building permits have been applied for and obtained by Tenant.

                (d) In the event a mechanic's or materialmans' lien is filed against the Building, the Premises or the tenant improvements, Tenant's Contractor shall obtain, within five (5) calendar days of the filing of said lien, a bond of at least one and one-half times (150%) the amount claimed due in the lien. Landlord will in turn withhold, from Tenant's payments otherwise due Tenant's Contractor, an amount of at least one and one-half times (150%) the amount claimed due in the lien until the lien is released or the bond is discharged.

        3. TERM COMMENCEMENT. In the event Tenant, for any reason, fails to finally complete the Work on or before the January 1, 1997, the Term of the Lease shall nonetheless commence on January 1, 1997 regardless of the degree of completion of the Work on such date, and no delay in completion of the Work after the Commencement Date shall relieve Tenant of any of its obligations under the Lease. Notwithstanding the foregoing, if construction and installation of the Work is delayed beyond January 1, 1997 due to a Landlord Delay (defined below), in which event the Commencement Date shall be delayed one (1) day for each one (1) day of Landlord Delay. From and after the Commencement Date, Tenant shall be obligated to and shall pay Rent to Landlord pursuant to the provisions of the Lease.

                (a) For purposes of this Work Letter and the Lease, the phrase "Landlord Delay" shall mean that Landlord fails to timely deliver the Premises to Tenant as required by Section 6.02(A) of the Lease, or fails without a reasonable basis to timely approve the Plans or timely approve any other matter in this Work Letter requiring Landlord's approval within the time periods required by this Work Letter.

        4. CHARGES AND FEES. Tenant shall pay Landlord a supervisory fee in an amount equal to Landlord's overhead costs and expenses paid (not to exceed five percent (5%) of the total value of the tenant improvement construction contract) or incurred to review the Plans and to coordinate with Tenant's on-site project manager the staging and progress of the Work.

        5. CHANGE ORDERS. All changes to the Initial Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Work. All delays caused by Tenant-initiated change orders, including, without limitation, any stoppage of work during the change order review process, are solely the responsibility of Tenant and shall cause no delay in the commencement of the Lease or the Rent and other obligations therein set forth. All increases in the cost of the Work resulting from such change orders shall be borne by Tenant.

        6. STANDARDS OF DESIGN AND CONSTRUCTION AND CONDITIONS OF TENANT'S PERFORMANCE. All work done in or upon the Premises by Tenant shall be done according to the standards set forth in this Paragraph 6, except as the same may be modified in the Initial Plans approved by or on behalf of Landlord and Tenant in writing.

                (a) Tenant's Initial Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards, including, but not limited to, requirements of Landlord's fire insurance underwriters.

                (b) Tenant shall, at its own cost and expense, obtain all required building permits and occupancy permits. Tenant's failure to obtain such permits shall not cause a delay in the commencement of the Lease Term or the obligation to pay Rent or any other obligations set forth in the Lease.

                (c) Tenant's Contractors shall be licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and subcontractors and with other contractors and subcontractors in the Building. All work shall be coordinated with any other construction or other work in the Building in order not to adversely affect construction work being performed by or for Landlord or its tenants.

                (d) Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any work which pertains to patching of the Work and other work in the Building.

                (e) Tenant shall use only new, first-class materials in the Work, except where explicitly shown in the Initial Plans. All Work shall be done in a good and workmanlike manner. Tenant shall obtain contractors' warranties of at least one (1) year duration from the completion of the Work against defects in workmanship and materials on all work performed and equipment installed in the Premises as part of the Work.

                (f) Tenant and Tenant's Contractors shall make all efforts and take all steps appropriate to assure that all construction activities undertaken comport with the reasonable expectations of all tenants and other occupants of a fully-occupied (or substantially fully occupied) first-class office building and do not unreasonably interfere with the operation of the Building or with other tenants and occupants of the Building. In any event, Tenant shall comply with all reasonable rules and regulations existing from time to time at the Building. Tenant and Tenant's Contractors shall take all precautionary steps to minimize dust, noise and construction traffic, and to protect their facilities and the facilities of others affected by the Work and to properly police same. Construction equipment and materials are to be kept within the Premises and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall direct so as not to burden the construction or operation of the Building. If and as required by Landlord, the Premises shall be sealed off from the balance of the office space on the floor(s) containing the Premises so as to minimize the disbursement of dirt, debris and noise.

                (g) Landlord shall have the right, after giving written notice to Tenant, to order Tenant or any of Tenant's Contractors who repeatedly, or materially, violates the requirements imposed on Tenant or Tenant's Contractors in performing work to cease work and remove its equipment and employees from the Building. No such action by Landlord shall delay the commencement of the Lease or the obligation to pay Rent or any other obligations therein set forth.

                (h) Utility costs to the Premises shall be the responsibility of Tenant from the date Tenant is obligated to commence or commences the Work and shall be paid for by Tenant at Landlord's standard rates then in effect. Tenant shall apply and pay for all utility meters required. Tenant shall pay for all support services provided by Landlord's contractors at Tenant's request or at Landlord's discretion resulting from breaches or defaults by Tenant under this Work Letter. All use of freight elevators is subject to scheduling by Landlord and the rules and regulations of the Building. Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building's waste containers. If required by Landlord, Tenant shall sort and separate its waste and debris for recycling and/or environmental law compliance purposes.

                (i) Tenant shall permit access to the Premises, and the Work shall be subject to inspection, by Landlord and Landlord's architects, engineers, contractors and other representatives, at all times during the period in which the Work is being constructed and installed and following completion of the Work.

                (j) Tenant shall proceed with its work expeditiously, continuously and efficiently, and shall use its best efforts to complete the same on or before ten (10) calendar days after the date Landlord tenders possession of the Premises to Tenant for the construction of the Work. Tenant shall notify Landlord upon completion of the Work and shall furnish Landlord and Landlord's title insurance company with such further documentation as may be necessary under Paragraphs 8 below.

                (k) Tenant shall have no authority to deviate from the Initial Plans in performance of the Work, except as authorized by Landlord and its designated representative in writing. Tenant shall furnish to Landlord as-built drawings of the Work within thirty (30) calendar days after completion of the Work.

                (1) Landlord shall have the right to run utility lines, pipes, conduits, duct work and component parts of all mechanical and electrical systems where necessary or desirable through the Premises, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto.

                (m) Tenant shall impose on and enforce all applicable terms of this Work Letter against Tenant's architect and Tenant's Contractors.

        7. Insurance And Indemnification.

                (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain or cause Tenant's Contractors to secure, pay for and maintain during the continuance of construction and fixturing work within the Building or Premises, insurance in the following minimum coverages and the following minimum limits of liability:

                        (i) Worker's Compensation and Employer's Liability Insurance with limits of not less than $500,000.00, or such higher amounts as may be required from time to time by any Employee Benefit Acts or other statutes applicable where the work is to be performed, and in any event sufficient to protect Tenant's Contractors from liability under the aforementioned acts.

                        (ii) Comprehensive General Liability Insurance (including Contractors' Protective Liability) in an amount not less than $2,000,000 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00, and with umbrella coverage with limits not less than $5,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors or by anyone directly or indirectly employed by any of them.

                        (iii) Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $5,000,000.00 more persons in any one accident and property damage liability in an amount not less than $2,000,000.00 for each person in one accident, and $2,000,000.00 for injuries sustained by two or for each accident. Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

                        (iv) "All-risk" builder's risk insurance upon the entire Work to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall include "all-risk" builder's risk insurance for physical loss or damage including, without duplication of coverage, theft vandalism and malicious mischief. If portions of the Work are stored off the site of the Building or in transit to said site are not covered under said "all-risk" builder's risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Work. Any loss insured under said "all-risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insureds, as their interests may appear.

All policies (except the worker's compensation policy) shall be endorsed to include as additional insured parties the parties listed on, or required by, the Lease, Landlord's contractors, Landlord's architects, and their respective beneficiaries, partners, directors, officers, employees and agents, and such additional persons as Landlord may designate. The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workmen's compensation policy) to be obtained by Tenant pursuant to this paragraph. The insurance policy endorsements shall also provide that all additional insured parties shall be given thirty (30) days' prior written notice of any reduction, cancellation or non-renewal of coverage (except that ten (10) calendar days notice shall be sufficient in the case of cancellation for non-payment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Additionally, where applicable, each policy shall contain a cross-liability and severability of interest clause.

                (b) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law Tenant agrees to indemnify, protect, defend and hold harmless Landlord, the parties listed, or required by, the Lease to be named as additional insureds, Landlord's contractors, Landlord's architects, and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work or the entry of Tenant or Tenant's Contractors into the Building and the Premises, including, without limitation, mechanic's liens, the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant's Contractors, bodily injury to persons (including, to the maximum extent provided by law, claims arising under the California Structural Work Act) or damage to the property of Tenant, its employees, agents, invitees, licensees or others. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.

        8. LANDLORD'S CONTRIBUTION; EXCESS COSTS.

                (a) Upon completion of the Work, Tenant shall furnish Landlord with full and final waivers of liens and contractors' affidavits and statements, in such form as may be required by Landlord, Landlord's title insurance company and Landlord's construction or permanent lender, if any, from all parties performing labor or supplying materials or services in connection with the Work showing that all of said parties have been compensated in full and waiving all liens in connection with the Premises and Building. Tenant shall submit to Landlord a detailed breakdown of Tenant's total construction costs, together with such evidence of payment as is reasonably satisfactory to Landlord.

                (b) Landlord agrees to make a dollar contribution to Tenant in the total amount of TWO HUNDRED SEVENTY TWO THOUSAND SEVEN HUNDRED NINETY AND NO/100 DOLLARS ($272,790.00) ("Landlord's Contribution") which is $30.00 per square foot of Rentable Area of the Premises) for application to the extent thereof to the cost of the Work. Provided, however, if the Rentable Area of the Premises is adjusted pursuant to Section 1-08(A) of the Lease, then the amount of Landlord's Contribution shall also be adjusted, to be in that amount which is equal to $30.00 per square foot of Rentable Area of the Premises. (i) Conditioned upon mutual execution and delivery of the Lease, Landlord shall within ten (10) business days following receipt of Tenant's written request therefore, pay to Tenant's Contractor an amount equal to fifty percent

(509%) of Landlord's Contribution; (ii) Landlord shall pay to Landlord's Contractor an amount equal to twenty five percent (25 %) of Landlord's Contribution within ten (10) business days following "substantial completion" of the Work; and (iii) Landlord shall pay to Landlord's Contractor an amount equal to twenty five percent (25%) of Landlord's Contribution within ten (10) business days of the date which is the last to occur of: (A) final completion of the Work; (B) Landlord's receipt of complete, final and unconditional lien waivers from Tenant's Contractor and all subcontractors; or (C) Tenant's satisfaction of all requirements set forth in this Work Letter. If the cost of the Work exceeds Landlord's Contribution, Tenant shall have sole responsibility for the payment of such excess costs ("Excess Costs"). If the cost of the Work is less than Landlord's Contribution, Tenant shall not be entitled to any payment or credit for such excess amount. Notwithstanding anything herein to the contrary, Landlord may deduct from Landlord's Contribution any amounts due to Landlord or its architects or engineers under this Work Letter before disbursing any other portion of Landlord's Contribution.

        9. MISCELLANEOUS.

                (a) If the Initial Plans for the Work require that any portion of the HVAC system, or the electrical system, or the fire-alarm and communications system, or life-safety system, or the fire sprinkler system (including relocation of and/or replacement of sprinkler heads, mains, laterals and uprights) be moved, modified, relocated, upgraded or changed from the building-standard system now in place or to be installed in the Premises by Landlord, or if the Initial Plans for the Work require that more fire hose cabinets or telephone/electrical closets be installed in the Building core or common area than the number of building-standard fire-house cabinets or telephone/electrical closets regularly provided by Landlord in the Building core or common area of the Building in which the Premises are located, Tenant agrees to pay all costs and expenses associated therewith.

                (b) Time is of the essence of this Work Letter.

                (c) Any person signing this Work Letter on behalf of Landlord and Tenant warrants and represents he/she has authority to sign and deliver this Work Letter and bind the party on behalf of which he/she has signed.

                (d) If Tenant fails to make any payment to any third party or entity (including, but not limited to, Tenant's Contractors) relating to the Work as required hereunder, Landlord.

at its option, may complete the Work pursuant to the Initial Plans pay said amounts on behalf of Tenant. In said event, Tenant shall, within ten (10) calendar days of receipt of written demand therefore, pay to Landlord, as additional rent under the Lease, all amounts Landlord theretofore paid to Tenant. Tenant's failure to pay any amounts owed by Tenant hereunder when due or Tenant's failure to perform its obligations hereunder shall also constitute a default under the Lease and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.

                (e) Notices under this Work Letter shall be given in the same manner as under the Lease.

                (f) The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shad be limited to and enforceable solely against Landlord's interest in the Building.

                (g) The headings set forth herein are for convenience only.

                (h) This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work. This Work Letter may only be amended if in writing, duly executed by both Landlord and Tenant.

                (i) All amounts due from Tenant hereunder shall be deemed to be Rent due under the Lease.

                (j) Tenant acknowledges that it has been expressly disclosed to Tenant by Landlord's Managing Agent that the Building and the Premises contain asbestos-containing materials ("ACM"). The acknowledgment by

Tenant of the ACM does not any manner impose any liability or responsibility on Tenant for removal, treatment or abatement of such ACM or any responsibility whatsoever regarding such ACM provided, however, that Tenant shall comply with all applicable laws and regulations in connection with any work in the Premises including, but not limited to, work which requires entry into the ceiling. See specifically, Schedule 2 attached hereto and incorporated herein by reference.

        10. ON-SITE PROJECT MANAGER. As a condition of Tenant's right to commence and perform the Work, Tenant shall engage the services of the on-site project manager named in Schedule 4 attached hereto, which on-site project manager has been approved by and is acceptable to Landlord, who will be charged with the task of performing daily supervision of the Work. Such on-site manager shall be familiar with all rules and regulations and procedures of the Building and all personnel of the Building engaged directly or indirectly in the management, operation and construction of the Building. Such on-site project manager shall be accountable and responsible to Tenant and to Landlord and, where necessary, shall serve as a liaison between Landlord and Tenant with respect to the Work. The entire cost and expense of the on-site project manager shall be borne and paid for by Tenant (subject to Tenant's right to use all or any part of Landlord's Contribution to reimburse Tenant for the same.)

        11. EXCULPATION OF LANDLORD AND HEITMAN. Notwithstanding anything to the contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:

        (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter (collectively, LANDLORD'S WORK LETTER UNDERTAKING") shall extend only to Landlord's interest in the real estate of which the Premises demised under this Lease Documents are a part (hereinafter, "LANDLORD'S REAL ESTATE") and not to any other assets of Landlord or its beneficiaries and constituent partners; and

        (b) Except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its beneficiaries and constituent partners, Heitman Capital Management Corporation or Heitman Properties Ltd., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

        IN WITNESS WHEREOF, this Work Letter Agreement is executed as of this 3rd day of December, 1996.

LANDLORD:                                   TENANT:


STATE STREET BANK AND TRUST                 DIGITAL EQUIPMENT CORPORATION
COMPANY OF CALIFORNIA, N.A.,                a Massachusetts corporation,
not individually, but as Ancillary
Trustee for State Street Bank and           By: /s/ KERRY L. CALKINS
Trust Company, a Massachusetts                 ---------------------------------
banking corporation, not personally            Name:  Kerry L. Calkins
but solely as Trustee for Telephone         Title:  Western Real Estate Manager
Real Estate Equity Trust,




    By:  HEITMAN CAPITAL MANAGEMENT
         CORPORATION, an Illinois corporation,
         its duly authorized agent and attorney-in-fact,


       By: /s/ THOMAS D. MCCARTHY
          --------------------------------
           Name:  Thomas D. McCarthy
           Title:  Managing Director

                       SCHEDULE 1 TO WORK LETTER AGREEMENT

                                  INITIAL PLANS


                             [DIAGRAM OF FLOOR PLAN]

                       SCHEDULE 2 TO WORK LETTER AGREEMENT

                           NOTICE CONCERNING ASBESTOS

        As you are probably aware, many buildings constructed during the 20th Century through the mid to late 1970's, such as this building, utilized some degree of asbestos in the construction process; which practice was formerly a standard in the building trade. Asbestos is a naturally-occurring family of fibrous minerals, which was used in building materials mainly as a fireproofing and insulating agent, and is typically encountered in wrapped heating system insulation, structural fireproofing, acoustical ceilings, vinyl flooring and roofing felts. Asbestos was regularly used in many other non-building products as well. In fact, asbestos fibers are generally present in urban air and water.

        Extensive governmental regulation of asbestos now exists, and proposals for additional regulations have been made. No federal laws, regulations or standards, however, require wholesale removal of asbestos from an occupied building. Indeed, the EPA has concluded that "[t]he presence of asbestos in a building does not mean that the health of building occupants is endangered. If asbestos-containing material remains in good condition and is unlikely to be disturbed, exposure will be negligible." The thrust of both current EPA and OSHA requirements and non-binding guidance is to identify the materials that are releasing or could release asbestos fibers into the air, implement proper response actions when such materials are located, maintain asbestos in good condition, and follow appropriate work practices when disturbance of asbestos is unavoidable.

        It is the policy of the building manager to comply with all regulations concerning asbestos in this building and follow procedures that will minimize or avoid disturbance of asbestos-containing materials (ACM). We have engaged a qualified asbestos consultant to survey this building for asbestos, to perform air quality tests, and ensure that appropriate work practices are followed. The consultant has been engaged on an on-going basis to conduct routine follow-up surveys and inspections, and generally to ensure that governmental standards are satisfied, and appropriate work practices are followed.

        Because any alterations you perform on your premises could disturb asbestos-containing materials and possibly release asbestos fibers into the air, the inhalation of which could present a health hazard, we must require that you obtain our written approval prior to beginning such projects. This includes major alterations, but might also include such activities as drilling holes, installing electrical, telecommunications or computer lines, sanding floors, or removing ceiling tiles. In many cases, such activities will not affect asbestos materials, but you must check with us in advance, just in case. To the extent that your lease may permit you to perform alterations or such other activities without our approval, this Exhibit supersedes such provisions and requires our prior written approval in order to ensure that appropriate procedures are followed; a new rule is also hereby adopted to permit us to enter your premises to inspect the ACM, perform air tests and abatement and otherwise comply with the legal requirements or recommended practices relating to ACM.

        See Attachment "1" to this Notice Concerning Asbestos, attached hereto, concerning specific floors and spaces in the Building which have, or have not been, abated.

        We trust that the implementation of the aforesaid requirements will not unduly inconvenience you. If you have any questions or concerns about asbestos, please contact the building manager. Thank you for your cooperation in this mutual endeavor.

                    ATTACHMENT "1" NOTICE CONCERNING ASBESTOS


                       SUPPLEMENTARY ASBESTOS NOTIFICATION
                       44 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA


November 26, 1996



DIGITAL EQUIPMENT CORPORATION

RE: CONNELLY BILL REQUIRED NOTIFICATION OF PRESENCE OF ASBESTOS-CONTAINING CONSTRUCTION MATERIALS
        44 MONTGOMERY STREET

To Whom It May Concern:

As we have provided to our Tenants in previous years, and in accordance with the Connelly Bill enacted in California in September 1988, effective January 1, 1989 and amended in September 1989, this letter provides current information about asbestos-containing construction materials ("ACCM") at 44 Montgomery Street, San Francisco, (the "Building"). Because of the disclosure requirements of this law, this letter is necessarily long and may be somewhat technical in nature. We apologize in advance for this. If following your review, you have questions about this letter please contact S. Ira Grossman, Senior Vice President, Heitman Properties Ltd., (310) 550-7100 for additional information.

"Asbestos-containing construction material" is defined by the Connelly Bill to be manufactured construction material, including structural, mechanical and building material, containing more than one-tenth of one percent asbestos by weight.

I. SPECIFIC LOCATIONS OF ASBESTOS-CONTAINING MATERIAL IN THE BUILDING.

Three asbestos surveys have been conducted by qualified consultants to determine the presence and location of ACCM in the Building. These surveys are available for your review in the Office of the Building.

ACCM has been removed from some of the locations identified in the asbestos survey reports. At this time, based on the information contained in the survey reports, ACCM is present in the Building: as fireproofing on structural members (beams and girders), on the underside of overhead structural slabs on all floors, and on structural columns behind the sheetrock enclosing these columns; as insulation on mechanical piping and tanks; as spray-applied decorative ceiling finishes in elevator lobbies; as structural column plaster coverings in the basement area adjacent to the BART tunnel; as roofing insulation; as exhaust system insulation and as vinyl floor tile and mastic in some areas of the Building. It is important to note that the ACCM fireproofing is generally only accessible in the enclosed area above the suspended ceiling tiles.

II. AIR-MONITORING

We have engaged qualified consultants to conduct air monitoring in the Building. These tests were conducted using two methods: Phase contract microscopy (NIOSH Method 7400) and transmission electron microscopy. Phase contract microscopy, which has historically been employed to supply the basis for airborne asbestos exposure risk assessments. measures all types of fibers (for example, carpet fibers, animal hair, asbestos). Our consultants have uniformly reported fiber concentrations lower than the level which would suggest a need for remedial action. Transmission electron microscopy ("TEM") today is the most sophisticated asbestos-specific testing method currently available. All TEM tests taken to date have resulted in findings of either no asbestos structures detected or structures detected concurrently with the presence of structures in the environment outside of the Building. Copies of the air monitoring results are available for your review in the Office of the Building.

III. POTENTIAL HEALTH RISKS OF ASBESTOS

It has been recognized that the mere presence of asbestos fibers in building material does not in and of itself pose a health risk. Rather, according to the experts, the health risks associated with asbestos arise if fibers are released into the air and are inhaled. When inhaled, asbestos fibers can cause certain diseases, including asbestosis, mesothelioma and lung cancer.

IV. PROCEDURES AND RESTRICTIONS TO PREVENT AND MINIMIZE ANY RELEASE OF AND EXPOSURE TO ASBESTOS

Certain types of construction activities and entry into the enclosed area above the suspended acoustical tile ceiling can disturb or damage existing asbestos-containing construction material. To prevent the disturbance of ACCM and to minimize the potential for the release of asbestos fibers, we have implemented an Operations and Maintenance ("O & M") Program for the Building which involves the training of maintenance and engineering staff in the proper procedures for performing building maintenance and repair work in these restricted areas. An Operations and Maintenance Manual has been prepared for these personnel and is available for inspection in the Office of the Building.

Please be aware that no construction work or any other work which could disturb ACCM in any tenant area of the Building should be undertaken without prior written notice to the Office of the Building and consultation, prior to beginning such work, with 44 Montgomery Building management so that appropriate safeguards will be taken in those areas where building materials containing asbestos may be disturbed. Work which could disturb ACCM (including but not limited to vinyl asbestos tile, roofing, mechanical pipe insulation and structural fireproofing) may only be undertaken by properly qualified personnel. If you are unsure whether a specific material is an asbestos-containing material or whether an activity may disturb ACCM, please contact the Office of the Building. In addition, you should not attempt access into the enclosed area above the suspended ceilings or into the mechanical rooms or risers without first contacting the Office of the Building.

V. ASBESTOS ABATEMENT PROGRAM

Notwithstanding the air monitoring results described above which indicate no cause for asbestos removal, the Landlord for 44 Montgomery has embarked upon an asbestos abatement program. The program has already been completed in the following areas: Main Lobby, Glendale Bank, Floors 2, 3, 4' 6 through 35, and 37 through 43, the two lower levels (LL & L2), the building's return air shafts, all mechanical spaces and the LL Coffee Shop have been abated. The steel beams in the elevator shafts have been encased. The following areas remain unabated: thirty-sixth floor, fifth floor, Stagecoach Restaurant, Casual Corner, Building conference room. All but the fifth floor are scheduled to be abated in 1997.

Throughout the course of the work, all governing laws and regulations shall be complied with. Through the use of a series of interlocks separated by polyethylene sheeting and the use of negative air pressure. the area in which ACCM removal is occurring is sealed off from the rest of the Building. Federal and state regulations also require that the asbestos removal workers wear certain respiratory devices and protective covering while they are performing the work. The protective clothing is removed in a decontamination area to prevent asbestos from being introduced into areas other than the area sealed around the particular site of asbestos removal. The removal will generally be accomplished at night.

VI. ADDITIONAL QUESTIONS

We appreciate your cooperation in these programs. As indicated on the first page of this letter, any questions you may have should be directed to S. Ire Grossman at (310) 550-7100.

Sincerely,

HEITMAN PROPERTIES LTD.
MANAGING AGENT



Eric R. Bleau
Property Manager

                       SCHEDULE 3 TO WORK LETTER AGREEMENT




               NAMES AND ADDRESSES OF APPROVED TENANT CONTRACTORS




                    PREFERRED VENDORS AT 44 MONTGOMERY STREET


1.      Standard Sheet Metal--Sheet Metal

               (415) 392-6463
               366 Brannan Street, San Francisco, CA 94105

2.      Larrett Brothers Plumbing--Plumbing

               (415) 873-5794
               338 N. Canal Street, Suite 21, South San Francisco, CA 94080

3.      DPW Sprinklers-Plumbing/Fire sprinkler systems

               (415) 343-7157
               347 Beach Road, Burlingame, CA 94101

4.      Innovative Mechanical--Air shaft balance

               (415) 583-8222
               80 Tanforan Avenue #7, South San Francisco, CA 94080

5.      A.S.F., Inc.--Electrical contractor

               (415) 397 4540
               PO Box 1085, Daly City, CA 94017

6.      Parish Construction--Carpentry

               (707) 794-0953
               8201 Camino Colegio#13, Rohnert Park, CA 94928

                       SCHEDULE 4 TO WORK LETTER AGREEMENT


                    NAME OF APPROVED ON-SITE PROJECT MANAGER


                  David M. Androsiezsko, Senior Project Manager
                        Western Property Services Center
                          Digital Equipment Corporation

                        Michael Radcliff, Project Manager
                           Turner Construction Company

                              EXHIBIT "D" TO LEASE

                              RULES AND REGULATIONS



        1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of Landlord and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

        2. No awnings or other projections shall be attached to the outside walls or surfaces of the Building nor shall the interior or exterior of any windows be coated without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and of a quality, type, design and bulb color approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

        3. No sign, picture, plaque, advertisement, notice or other material shall be exhibited, painted, inscribed or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

        4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

        5. No tenant or its officers, agents, employees or invitees shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Landlord and as Landlord may direct.

        6. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises and no cooking shall be done or permitted by any tenant on the Premises except that microwave cooking in a UL-approved microwave oven and the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. Tenant shall not cause or permit any unusual or objectionable odors to escape from the Premises.

        7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal Purposes.

        8. No tenant or its officers, agents, employees or invitees shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

        9. No tenant or its officers, agents, employees or invitees shall throw anything out of doors, balconies or down the passageways.

        10. Tenant shall not maintain armed security in or about the Premises nor possess any weapons, explosives, combustibles or other hazardous devices in or about the Building and/or Premises.

        11. No tenant or its officers, agents, employees or invitees shall at any time use, bring or keep upon the Premises any inflammable, combustible, explosive, foul or noxious fluid, chemical or substance, or do or permit anything to be done in the leased Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

        12. No additional locks or bolts of any kind shall h placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of this tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

        13. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Building and under his or her supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a pan. Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the building floors. Landlord will not be responsible for loss of or damage to any safes, freight, bulky articles or other property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the tenant.

        14. No tenant shall purchase or otherwise obtain for use in the Premises water, ice, towel, vending machine, janitorial, maintenance or other like services, or accept barbering or bootblacking services, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

        15. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising.

        16. Landlord reserves the right to exclude from the Building between the hours of 10:00 p.m. and 7:00 a.m. and at all hours of Saturdays, Sundays and legal holidays all persons who do not present a pass signed by Landlord. Landlord shall furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom he requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same, by the closing of the gates and doors or otherwise, for the safety of the tenants and others and the protection of the Building and the property therein.

        17 Any outside contractor employed by any tenant shall, while in the Building, be subject to the prior written approval of Landlord and subject to the Rules and Regulations of the Building. Tenant shall be responsible for all acts of such persons and Landlord shall not be responsible for any loss or damage to property in the Premises, however occurring.

        18. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress, and left locked when not in use.

        19. The requirements of tenants will be attended to only upon application to the Office of the Building.

        20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

        21. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

        22. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

        23. There shall not be used in any space, or in the public halls of the Building other by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

        24. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. All such work shall be effected pursuant to permits issued by all applicable governmental authorities having jurisdiction.

        25. No vendor with the intent of selling such goods shall be allowed to transport or carry beverages, food, food containers, etc. on any passenger elevators. The transportation of such items shall be via the service elevators in such manner as prescribed by Landlord.

        26. Tenants shall cooperate with Landlord in the conservation of energy used in or about the Building, including without limitation, cooperating with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes or other window coverings when the sun's rays fall directly on windows of the Premises, and closing windows and doors to prevent heat loss. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, lighting, ventilating and air conditioning system and shall not place bottles, machines, parcels or any other articles on the induction unit enclosure so as to interfere with air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves, and shall in general use heat, gas, electricity, air conditioning equipment and heating equipment in a manner compatible with sound energy conservation practices and standards.

        27. All parking ramps and areas, pedestrian walkways, plazas, and other public areas forming a part of the Building shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time.

        28. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

        29. Tenant and its employees, agents, subtenants, contractors and invitees shall comply with all applicable "no-smoking" ordinances and, irrespective of such ordinances, shall not smoke or permit smoking of cigarettes, cigars or pipes outside of Tenant's Premises (including plaza areas) in any portions of the Building except areas specifically designated as smoking areas by Landlord. If required by applicable ordinance, Tenant shall provide smoking areas within Tenant's Premises.

                              EXHIBIT "E" TO LEASE


                            AMENDMENT NO. 1 TO LEASE


LANDLORD:             STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,
                      not individually, but as Ancillary Trustee for State
                      Street Bank and Trust Company, a Massachusetts banking corporation, not personally but solely as Trustee for Telephone Real Estate Equity Trust

TENANT:               DIGITAL EQUIPMENT CORPORATION, a Massachusetts corporation
                      PREMISES: Suite #250, 44 Montgomery Street, San Francisco, California 94104

DATE OF LEASE:        _______________, 1996

        Landlord and Tenant hereby amend the referenced Lease as follows:

        A. Tenant has physically inspected the Premises and its improvements with _____________, a representative of Landlord. Except for the "punch-list" items set forth in attached Schedule Of Punch List Items, Tenant accepts the Premises and the improvements therein as in full compliance with all the requirements indicated in the Lease.

        B. Landlord and Tenant hereby confirm the following information:

                      Actual Occupancy Date:___________________________.

                      Term Commencement Date:__________________________.

                      Term Expiration Date:____________________________.

                      Rentable Area of Premises:_______________________.

                      Tenant's Percentage Share:_______________________.

                      Final Schedule of Monthly Base Rent if different from that set forth in Section 1 08 of the Lease - if no change, "No Change" here _________):

                                                           Monthly       Rate Per
Lease Years                                   Months      Base Rent     Rentable Square Foot
-----------                                   ------      ---------     --------------------
_______1, 199_ - ________, 199_   1-12       $_____.00     $19.50
_______1, 199_ - ________, 199_: 13-24       $_____.00     $22.50
_______1, 199_ - ________, ____: 25-36       $_____.00     $23.50
_______1, 200_ - ________, 200_: 37-48       $_____.00     $24.50
_______1, 200_ - ________, 200_: 49-60       $_____.00     $25.50

               Date Keys Delivered:_____________________________.

               Items requiring attention:_______________________.
               _________________________________________________.
               _________________________________________________.

        C. Except as hereby amended, the Lease shall remain in full force and effect. In the event of any inconsistency between the Lease and this Amendment No. 1, the provisions of this Amendment No. 1 shall prevail.

        This Amendment No. 1 to Lease is made to be effective as of December, 1996, in San Francisco, California.

LANDLORD:                                   TENANT:

STATE STREET BANK AND TRUST                 DIGITAL EQUIPMENT CORPORATION
COMPANY OF CALIFORNIA, N.A.,                a Massachusetts corporation,
not individually, but as Ancillary
Trustee for State Street Bank and           By:
Trust Company, a Massachusetts                 ---------------------------------
banking corporation, not personally            Name:
but solely as Trustee for Telephone                 ----------------------------
Real Estate Equity Trust,                      Title:
                                                     ---------------------------






    By:  HEITMAN CAPITAL MANAGEMENT
         CORPORATION, an Illinois corporation,
         its duly authorized agent and attorney-in-fact,


       By: /s/ THOMAS D. MCCARTHY
          --------------------------------
           Name:  Thomas D. McCarthy
           Title:  Managing Director

                          SCHEDULE OF PUNCH LIST ITEMS


                           Suite Acceptance Agreement



Building Name/Address:__________________________________________________________

Tenant Name:____________________________________________________________________

Tenant Code:____________________________ Suite #:_______________________________

Management's Tenant Contact:_______________________________ Phone #:____________


Gentlemen:


As a representative of the above referenced tenant, I/we have physically inspected the suite noted above and its improvements with ____________________, a representative of ____________________ (name of HPL Corporation). I/we accept the suite improvements as to compliance with all the requirements indicated in our lease, also including the following verified information below:

Lease Commencement Date:_____________________,  Occupancy Date:_________________

Lease Rent Start Date *:_____________________,  Actual Rent Start *:____________

Lease Expiration Date:_______________________,  Actual Expiration Date:_________

Date Keys Delivered:_________________________

Items requiring attention:______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________



* If these dates are not the same, attach documentation.

NOTE: This inspection is to be made prior to tenant move-in.

                              EXHIBIT "F" TO LEASE


               SCHEDULE OF JANITORIAL AND CLEANING SPECIFICATIONS

                             CLEANING SPECIFICATIONS

                                      INDEX


ARTICLE                             TITLE
-------                             -----
1.                                  SCOPE

2.                                  GENERAL

3.                                  EXTERIOR PATIOS AND WALKS

4.                                  GROUND FLOOR LOBBY

5.                                  PUBLIC AREAS

6.                                  ELEVATORS

7.                                  RESTROOMS

8.                                  TENANTED AREAS

9.                                  BASEMENT

10.                                 JANITORIAL CLOSETS AND STORAGE ROOMS

12.                                 TENANT STORAGE AREAS BASEMENT

11.                                 STAIRWELLS

13.                                 SPECIAL AREAS

14.                                 DAY SERVICES

                             CLEANING SPECIFICATIONS



1.      SCOPE

        A.      Coverage

        Thc Contractor shall perform the following specified services throughout the entire premises, including all office space, lobbies, corridors, sidewalks, plaza areas, basement areas, stairways, driveways, loading docks, fire towers, lavatories, passageways, service and utility areas, and elevator cabs, and shall reader cleaning of tenant's lunch areas, computer rooms and other areas if Landlord is obligated to maintain such areas.

        B.      Quality

        Thc intent of this specification is that the Contractor will provide cleaning services of a character customarily provided in first class office buildings in San Francisco, whether such services arc included in the specifications or are special services requested by the Owner's Agent or a tenant of the Owner. Owner's Agent to be sole judge of said quality and required frequency of services to be provided herein.

2.      GENERAL

        A.      Base Schedule

        All nightly cleaning services shall be performed five (5) nights per week, Monday through Friday. No nightly services (except makeup work required) need be performed on Saturday, Sunday or legal holidays, unless directed by Owner's Agent. Nightly cleaning operations will begin after 6:00 P.M.

        B.      Supervision

        Contractor shall employ competent supervisory personnel, and place a qualified non-working night foreman in the building who will be capable of and will provide all reports required by Owner's Agent. Thc Supervisor shall provide schedules of al. periodic cleaning, inspect the building on a regular basis, investigate all tenant complaints, report all items needing repair or maintenance and generally supervise the entire cleaning of the building. He will also see to it that all employees report repairs needed, or any other unusual or unsafe condition they encounter.

C.      Personnel

        Contractor shall employ on the premises only persons skilled and trained in the work assigned to them. Contractor shall promptly furnish substitute qualified persons for any employees that, in the sole opinion of the Owner's Agent, are unsatisfactory. All Contractor personnel shall be bonded, and Contractor shall pay all wages, payroll taxes and insurance, and all payments required by union contracts, if any.

D.      Uniforms and Equipment

        Contractor shall furnish proper cleaning materials, implements, machinery and supplies and uniforms for the satisfactory performance of all services. Landlord shall have the right to determine what is satisfactory performance. All Contractor personnel shall be properly uniformed and display identification of the Contractor at all times. Landlord shall have right to select and/or approve uniforms worn by personnel in the building. Day personnel shall have five uniform changes per week. Night personnel shall have three uniform changes each week.

E.      Storage

        Owner's Agent shall provide Contractor with free space on the premises for storage of cleaning materials, implements, and machinery, and for locker and changing areas. Full length lockers, tables, chairs, receptacles, locking key cabinet, mirrors and other such items as Owner's Agent may request (from time to time) are to be supplied by Contractor at Contractor's expense.

F.      Rules

        Contractor shall at all times maintain good order among its employees and shall insure compliance with building rules and regulations, copies of which shall be provided by the Owner's Agent.

G.      Security

        While cleaning the tenanted areas, Contractor's personnel will work behind locked doors and will not admit anyone into the suite, except authorized Contractor or Owner's Agent personnel, or tenants having keys to the suite. On completion of nightly chores, all lights will be turned off, doors locked, draperies and blinds closed, and offices left in a neat and orderly condition. Lids or seats on all toilets will be left in a raised position. All mop sinks, locker areas and other service areas will be cleaned thoroughly, and all cleaning equipment neatly stored in a central location. The Building Manager or Chief Engineer or security guards will be promptly notified of any irregularities. All night personnel will be required to sign in and out every night at the beginning and end of their shift.

3.      EXTERIOR PATIOS AND WALKS

        A.      Daily or (Nightly)

                1) Policing At least once each morning between 7:00 AM, the day porter will police the entire exterior perimeter of the buildings, picking up cigarette butts, papers, leaves, and any other debris, sweeping as necessary and disposing of standing water and leaving the area in a neat and orderly condition. Any discrepancies or clean up required beyond normal policing will be reported to the Chief Engineer immediately. This procedure will be repeated hourly thereafter until 5:00 P.M.

                2) Cleaning All exterior walks will be hosed clean nightly, scrubbing and scraping as necessary to remove spills, stains, and gum. Nightly hosing will be performed after 8:00 P.M. A squeegee shall be used to remove all standing water from walkway.

                3) Exterior Miscellaneous Wipe down all metal standpipes, columns, glass, etc., to remove any water splashes and stains.

        B.      Monthly

        Once each month, all exterior walks and patio areas will be machine scrubbed using an electric rotary scrubber. On completion of cleaning operation, all surfaces will be hosed down and all standing water removed by squeegee. Scrubbing must remove all embedded gum, dirt and grit not removed by normal hosing and sweeping and all surfaces will be left in a clean, dirt-free condition.

4.      GROUND FLOOR LOBBIES

        A       Nightly

                1) Carpeted Floors All carpeted floors will be vacuumed nightly. Vacuuming in this area includes nightly edging along baseboards and moving of cigarette urns and small furniture. All furniture and fixtures are to be replaced to their original position when vacuuming is finished. Carpet will be spot-cleaned where necessary.

                2) Uncarpeted Floors Hard-surfaced floors are to be dust mopped, using a treated mop to remove all loose dirt and grit, and then wet mopped with clear water and then dried. All mop marks and water splashed will be removed from walls, baseboards and furniture, and all furniture and fixtures replaced to their original position when mopping is completed.

                3) Walls and Doors All walls, doors and jambs will be spot-cleaned to remove all fingerprints, smudges and spills.

                4) Lobby Glass All glass windows, doors and directory board glass will be wiped clean, using an approved glass cleaner, and all glass will be left in a bright condition, free of streaks and dust.

                5) Miscellaneous Metalwork All metalwork, such as mail chutes and boxes, door hardware and frames, metal lettering, etc., will be wiped clean and polished left in a bright condition, free of all dust and streaks.

                6) Elevator Doors and Saddles Elevator doors will be wiped down and polished, and left in a bright condition free of all dust and streaks. Elevator saddles will be wiped clean and all dirt and debris removed from door tracks, using a vacuum crevice tool. Spills and smudges will be removed so that the saddles and tracks are left in a bright, clean condition.

                7)      Rubber Mats Sweep and wash.

                8) Cigarette Urns Clean all cigarette urns, removing all butts and debris and replace sand as necessary, using impression tool, as specified by Building, Managements stamp sand in ash urn.

                9) Dusting All horizontal surfaces including furniture tops and ledges within reach, are to be dusted nightly using treated dust cloths. No feather dusters will be allowed.

        B.      Weekly

                1) Carpeted Floors Carpeted floors are to be vacuumed, using a pile lifter to remove all embedded dirt and grit. This operation will include the same edging ant detailing required for nightly vacuuming.

                2) Uncarpted Floors All hard-surfaced floors will be machine buffed, using an electric rotary buffing machine to obtain maximum shine. Nonskid wax or approved floor finish will be applied as necessary.

        C.      Monthly

                1) Uncarpted Floors All hart-surfaced floors are to be completely stripped down to the bare floor surface, totally free of any wax, sealer or other finish. After stripping, the floor will be refinished and polished. On completion of refinishing all finish, water and other marks will be removed from walls, baseboards, doors, furniture and adjoining carpeted areas.

                2) High Dusting Dust all horizontal surfaces and ledges that are not accessible for normal daily dusting.

                (3) Main Lobby Carpets. Will be steam cleaned or dry shampooed as often as necessary to maintain even, clean appearance. Carpet will be de-staticized (as required by Owner's Agent) and flame-proofed, if and as required by law.

        D.      Quarterly

                1) Walls All walls are to be sponged down with clear water and wiped clean and dry, leaving no streaks, smudges, dust or stains. Walls shall have uniformly bright and clean appearance when completed. All wood walls, doors and frames will be sponged down, as needed, with clear water and wiped clean and dry. All nicks and scratches beyond routine touch-up will then be oiled with approved finish and wiped dry. When completed, the surfaces shall have a uniformly clean appearance.

                2) Air Diffusers and Light Fixtures All air diffusers and light fixtures will be thoroughly washed and wiped clean. Light fixtures will be washed as tubes or bulbs are replaced, but not less often than quarterly.

5.      PUBLIC AREAS

        Including but not limited to all lobbies, corridors and elevator lobbies above first floor and men's and women's lounges.

        A.      Nightly

                1) Carpeted Floors All carpeted floors are to be vacuumed and edged with and edging tool, moving all sand urns, furniture and accessories. Baseboards will be wiped with a treated dust cloth after vacuuming. Carpet and baseboards will be spot-cleaned where necessary.

                2) Uncarpted Floors All hard-surfaced floors are to be mopped with a treated dust mop and maintained as needed to preserve and retain uniformly bright appearance, with particular attention to edges, corners and behind doors. All spills and stains will be removed with damp mop or cloth. Baseboards will be wiped down with treated dust cloth.

                3) Walls All walls will be spot-cleaned to remove all smudges, stains and handmarks, using only clean water, or mild cleaning agent where necessary. When soap or cleaner is used, the wall will be rinsed with a clear water and dried. No abrasive cleaner to be used.

                4) Service Car Areas The corridor area in front of each service car landing is to be protected each night by covering carpet with a protective drop cloth. Any spots or stains on carpet to be cleaned immediately.

                5) Doors and lambs All doors and jambs will be spot-cleaned to remove any handmarks, stains, spills or smudges. Rinse with clean water and dry. Door edges and jambs will be dusted where necessary. When completed, doors and jambs shall have a uniformly clean appearance.

                6) Glass Doors and Partitions All glass doors and partitions, including any directory glass, will be spot-cleaned to remove any fingerprints, smudges or stairs and will be left in a uniformly bright, clean condition.

                7) Miscellaneous Metalwork All metalwork, such as mail chutes, door hardware and frames, metal lettering, and other metal accessories will be wiped clean and polished, and left in uniformly clean and bright condition, free of all dust and streaks.

                8) Elevator Doors and Saddles Elevator doors and frames will be wiped down and polished, removing all dust, marks, and stains, and left in a uniformly clean and bright condition. Elevator saddles will be wiped clean and all dirt and debris removed from door tracks, using vacuum and edging tool. Spills and smudges will be removed so that saddles and tracks are left in a bright, clean condition.

                9) Cigarette Urns Clean all cigarette urns, removing all butts and debris and replace sand as necessary by utilizing the impression tool, as specified by Building Management, stamp sand in ash urn to maintain the appearance of new sand. Materials to be furnished by Contractor.

                10) Dusting Dust all furniture, accessories, ledges and all other horizontal surfaces, using a treated dust cloth. No feather dusters will be allowed. All surfaces to be left in a clean, dust-free condition. Spot-clean as necessary.

                11) Furniture and Miscellaneous All furniture is to be wiped, using a treated dust cloth, paying particular attention to legs and surfaces near the floor. Vinyl or leather surfaces are to be dusted and spot cleaned where necessary, cloth to be vacuumed as necessary

        B.      Weekly

                1) Uncarpeted Floors All hard-surfaced floors will be wet-mopped, dried and spray buffed. All wax and marks will be removed from baseboards. Floors and baseboards to be left in a uniformly bright, clean condition.

                2) Carpeted Floors All carpeted floors will be vacuumed using a pile lifter to remove all embedded dirt and grit and restore pile to a uniformly upright condition.

                3) Glass Partitions and Doors All interior glass (excluding perimeter windows) will be thoroughly cleaned and left in a uniformly bright, clean condition.

        C.      Monthly

                1) Uncarpted Floors All hard-surfaced floors are to be stripped, removing all wax or other coatings, down to the bare clean and dry floor surface, removing any marks or stains. Floors will then be refinished and polished and left in a uniformly bright, clean condition. All finish spills and splashes will be completely removed from baseboards, walls, doors and frames.

                2) High Dusting All high dusting beyond the reach of normal day to day dusting will be accomplished monthly. This will include, but not be limited to, all ledges, charts, picture frames, graphs, air diffusers and other horizontal surfaces.

                3) Doors and Jambs All painted doors and jambs will be sponged down with clean water using a mild cleansing agent where necessary, rinsed with clean water and dried leaving no streaks, marks or smudges.

                4) Glass Perimeter windows in elevator lobbies will be thoroughly cleaned and left in a uniform bright, clean condition.

        D.      Quarterly

                Air Diffusers All air diffusers will be thoroughly washed and dried and left in clean condition as often as necessary, but not less often than each three months.

        E.      Annually

                1) Light Lenses and Fixtures All light lenses will be removed, fixtures and lenses washed clean, dried and lenses reinstalled as often as necessary, but not less often than once a year.

                2) Walls All walls will be sponged down with clear water and dried as often as necessary, but not less often than once a year.

                3) Wood Doors Unpainted (oiled) doors will be thoroughly cleaned and oiled as often as necessary, but not less than once a year.

6.      ELEVATORS

        A.      Nightly

                1) Carpets All elevator carpets will be vacuumed and spot cleaned nightly using particular care to clean in corners along edges.

                2) Uncarperted Floors All hard-surfaced floors are to be wet-mopped nightly; waxed and buffed two times per week.

                3) Saddles All saddles and door tracks will be wiped clean, removing all dirt and stains and all dirt and debris removed from door tracks, using vacuum and edging tool. Saddles and tracks will be left in a uniformly bright, clean condition.

                4) Walls and Metalwork All marks, streaks and smudges will be removed and all walls, doors and jambs will be wiped down and polished to a uniformly clean and bright appearance, including door jambs, edges and ceiling grills.

        B.      Weekly

                1) Carpets Elevator carpets will be steam-cleaned or dry-shampooed as often as necessary to maintain even appearance, but not less than once per month. Carpets will be de-staticized (as required by Owner's Agent) and flame-proofed if and as required by law.

        C.      Monthly

                1) Dusting Ceiling grills and light lenses will be removed, dusted and wiped clean and reinstalled. All high dusting will be done at this time.

        D       Quarterly

                1) Uncarpeted Floors All hard-surfaced floors are to be stripped, removing all wax or other coatings, down to the bare clean and dry floor surface, removing any marks or stains. Floors will then be refinished and polished and left in a uniformly bright, clean condition. All finish spills and splashes will be completely removed from baseboards, walls, doors, and frames.

7.      RESTROOMS

        A.      Nightly

                1) Floors Floors will be swept clean and wet-mopped using a germicidal detergent approved by Owner's Agent. The floors will then be mopped dry and all watermarks and stains wiped from walls and metal partition bases.

                2) Metal Fixtures Wash and polish all mirrors, powder shelves, bright work (including exposed piping below wash basins), towel dispensers, receptacles and any other metal accessories. Mirrors will be cleaned and polished. Contractor shall use only non- abrasive, non-acidic material to avoid damage to metal fixtures.

                3) Ceramic Fixtures Scour, wash and disinfect all basins, bowls and urinals with Owner's Agent approved germicidal detergent solution, including tile walls near urinals. Special care must be taken to inspect and clean areas of difficult access, such as the underside of toilet bowl rings and urinals, to prevent building up of calcium and iron oxide deposits. Wash both sides of all toilet seats with approved germicidal solution and wipe dry. Toilet seats to be left in an upright position.

                4) Walls and Metal Partitions Damp wipe all metal toilet partitions and modesty screens and tiled walls using approved germicidal solution. All surfaces are to be wiped dry so that all wipe marks are removed and surface has a uniformly bright appearance. Dust the top edges of all partitions, ledges and mirror tops.

                5) General It is the intention of this specification to keep lavatories thoroughly clean and not to use disinfectant to mask odors. Odorless disinfectants shall be used. Remove all waste paper and refuse, including soiled sanitary napkins, to designated area in the building. All receptacles are to be thoroughly cleaned, and washed, and new liners installed. Fill toilet tissue holders, seat cover containers, soap dispensers, towel dispensers (Kleenex and hand lotion dispensers where applicable), and sanitary napkin vending dispensers and maintain the operation and repairs of same as necessary. Materials, as specified by Owner's Agent, to be furnished by Contractor. The filling of such dispensers to be in such quantity as to last the entire business day, whenever possible. This work to be performed by the night crew.

        B.      Weekly

                1) Floors All restroom floors will be machine scrubbed using a germicidal solution, detergent and water. After scrubbing, floors will be rinsed with clear water and dried. All water marks will be removed from walls, partitions and fixtures. If directed by Owner's Agent, an approved floor finish will be applied.

                2) Floor Drains Clean, disinfect and fill with water as least weekly.

        C.      Tri-weekly

                1) Floors All restroom floors are to be completely stripped down to the bare floor surface, totally free of any wax, sealer or other finish. After stripping, the floor will be refinished and polished. On completion of refinishing all finish, water and other marks will be removed from walls, baseboards, doors, partitions, fixtures and adjoining carpeted areas.

        D.      Monthly

                Walls and Metal Partitions and Washable Ceiling Remove light lenses and ceiling grills where possible. Wash thoroughly, dry and replace. This will be done as often as necessary, but not less than quarterly.

8.      TENANTED AREAS

        A.      Nightly

                1) Carpeted Floors All carpeted floors will be vacuumed daily, moving all light furniture such as chairs and cigarette stands. All furniture will be replaced to its original position. Vacuum under all desks and large furniture, where possible. Spot clean carpet where spots and stains are apparent.

                2) Uncarpted Floors All hard-surfaced floors will be dust-mopped nightly using a treated dust mop, moving all light furniture. All furniture will be replaced to its original position. Mop under all desks and large furniture where possible. Spot-clean where necessary to remove spills and smudges and spray buff as necessary.

                3) Dusting Using a treated dust cloth, wipe all furniture tops, legs and sides. Wipe clean telephones, moving lamps, ashtrays and other accessories. Dust wipe all horizontal surfaces within reach, including window ledges, wainscots, baseboards, ledges, moldings and sills on glass and banker-type partitions. Papers left on desk tops will not be moved.

                4) Furniture and Accessories Wipe file cabinets, telephones and accessories to remove streaks, stains, spills and fingerprints. Wash blackboards and chalk trays. Empty all waste baskets and replace liners where necessary. Liners to be provided by Contractor.

                5) Desk Tons Clean with a mild soap solution all steel desk tops and polish wooden desks and furniture as required.

                6) Doors and Walls All doors, jambs, walls, window mullions, and glass partitions will be spot-cleaned to remove streaks, smudges, fingerprints, spills and stains, paying particular attention to walls around switch plates and door jambs and doors around knob and opening edges.

                7) Trash Removal All trash from wastebaskets, ashtrays, and other debris will be removed from the premises and deposited in the trash area.

                8) Building Recycling All recyclable white paper, aluminum cans and newspapers will be removed from the premises on an as-needed basis without additional charge to the Owner. Such recyclable materials will be kept separate from the normal building trash stream such that the above recyclable materials are ultimately deposited in separate trash dumpsters at the loading dock or other areas designated by Owner or Owner's Agent.

        B.      Weekly

                1) Carpeted Floors All carpeted floors will be edged with a small broom or other edging tool, paying particular attention to corners, behind doors and around furniture legs and bases. Baseboards will be wiped with a treated dust cloth.

                2) Uncarpted Floors Wet-mop all hard-surfaced floors. The floors will then be mopped dry and all watermarks and stains wiped from walls, doors, baseboards and furniture.

                3) Furniture Wipe with treated dust cloth all chair legs and rungs and furniture legs and other areas of furniture and accessories not dusted during the nightly dusting. Upholstered furniture will be vacuumed using a crevice tool.

        C       Monthly

                1) Uncarpted Floors All hard-surfaced floors will be spray buffed with an electric rotary buffing machine as necessary. All wax marks will be removed from baseboards, doors and frames.

                2) High Dusting All horizontal surfaces and ledges such as picture frames, etc., that are beyond the reach of normal nightly dusting will be dusted monthly using a treated dust cloth.

        D.      Biomonthly (Every 60 Days)

                1) Carpeted Floors All carpeted floors will be vacuumed using a pile lifter to restore pile to its original upright condition and remove all embedded dirt and grit. Heavy traffic areas may require pile lifting more often, if necessary, to maintain presentable condition of the carpet.

                2) Waste Baskets As requested by Owner's Agent or Tenant, thoroughly wash waste baskets inside and out, dry and replace to their original position using plastic liners.

        E.      Quarterly

                1) Glass Partitions and Doors All glass doors and partitions will be thoroughly washed, dried and polished, leaving a uniformly clean, bright condition as necessary but not less thee quarterly. All water marks and stains will be wiped from adjoining surfaces.

                2) Uncarpeted Floors All hard-surfaced floors will be completely stripped, removing all finish down to the bare, clean floor. After the floors have been mopped, rinsed and dried, they will be refinished and machine polished to a uniformly bright, clean appearance. All wax spills and splashed will be removed from baseboards, doors, jambs, and walls.

        F.      Excludes

                1) Glendale Federal Bank and all adjacent retail suites (Glendale subleased premises).

                2)      Stagecoach Restaurant.

                3)      O'Deli Cafeteria.

                3)      Career Image.

9. BASEMENT (Tenant, Public Areas and Building Service Areas - Not storage includes LL Elevator, Lobby, Bart Tunnel and Bart Tunnel Stairs)

        A.      Nightly

                1) Uncarpeted Floors All public areas are to be swept using sweeping compound. The floors will then be mopped dry and all watermarks and stains wiped from wall, doors, and baseboards.

                2) Walls and Doors All walls, doors and jambs will be spot-cleaned to remove all fingerprints, smudges and spills.

                3) Glass All glass windows, doors and directory board glass will be wiped clean using an approved glass cleaner, and all glass will be left in a bright condition, free of streaks and dirt.

                4) Miscellaneous Metalwork All metalwork, such as mail chutes and boxes, door hardware, metal lettering, etc., will be wiped clean and polished and left in a bright condition, free of all dust and streaks.

                5) Cigarette Urns Clean all cigarette urns removing all butte and debris and replace sand as necessary. To maintain the appearance of new sand, utilize the impression tool, as specified by Building Management, stamp sand in ash urn. Materials to be provided by Contractor.

                6) Dusting All horizontal surfaces, including furniture tops and ledges within reach, are to be dusted nightly using treated dust cloths.

        B.      Weekly

                1) Uncarpeted Floors All hard-surfaced floors are to be machine scrubbed using an electric rotary scrubber and mild detergent. Nonskid floor wax will be applied. The Bart tunnel stairs will be scrubbed using mild detergent and rinsed clean.

        C.      Quarterly

                1) Uncarpted Floors All hard-surfaced floors are to be completely stripped down to the bare floor surface, totally free of any wax, sealer or other finish. After stripping, the floor will be refinished and polished. On completion of refinishing all finish, water and other marks will be removed from walls, baseboards, and doors.

        D.      Semi-Annually

                1) Walls All walls are to be sponged down with clear water and wiped clean and dry, leaving no streaks, smudges, dust or stains. Walls shall have a uniformly bright appearance when completed. All wood walls and doors will be thoroughly sponged down with clear water and wiped clean and dry. All nicks and scratches beyond routine touch up will be reported to the Building Manager for repair. All wood surfaces will then be oiled and wiped dry. When completed, the surfaces shall have a uniformly clean appearance.

                2) Air Diffusers and Light Fixtures All air diffusers and light fixtures will be thoroughly washed and wiped clean. Light fixtures will be washed as tubes or bulbs, are replaced, but not less often than ones each six months.

10.     JANITORIAL CLOSETS AND STORAGE ROOMS

        All janitors closets, mop sinks, storage rooms, restrooms, lunch rooms, work areas provided by Owner's Agent for use of Contractor personnel will be kept in a neat, clean and orderly condition at all times. Mop sinks and the area immediately adjacent will be thoroughly cleaned immediately after each use. The restrooms will be maintained in the same condition as the public restrooms. Before leaving the premises each night, all of the service areas will be dust-mopped and spot-cleaned, where necessary, and dusted. Tile floors will be stripped and waxed, as necessary, but not less often than every sixty days. Concrete floors will be dust-mopped nightly and wet-mopped monthly. All doors and walls will be spot-cleaned nightly.

11.     TENANT STORAGE AREAS - BASEMENT

        All concrete floors in storage areas and adjacent corridors (not lockers) will be kept in a neat, clean and orderly condition, free of dirt, dust and debris. These areas will be checked daily and swept, using sweeping compound as necessary, but not less than once per week. Any discrepancies, safety or fire hazards will be reported to the 8uiltine Manager.

12.     STAIRWELLS

        A.      Daily

                1) Uncarpted Basement All uncarpeted stairs and landings will be swept with a treated dust mop daily and spot-cleaned, as necessary, to remove all spills and stains.

        B.      Monthly

                1) All uncarpeted stairs and landings will be wet-mopped and dried monthly,

                2) Dusting All risers, handrails, stringers, baseboards, light fixtures and all horizontal ledges and surfaces will be wiped with a treated dust cloth.

        C.      Quarterly

        High Dusting All high dusting, including but not limited to, door closes and all other surfaces not reached during normal dusting operations, will be dusted or cleaned, as necessary, but not less often than each three months.

        D.      Semi-Annually

                1) All light lenses will be removed, fixtures lenses washed clean, dried and lenses reinstalled as often as necessary, but not less than semi annually.

13.     SPECIAL AREAS

        A.      Ground Floor Tenants

                These specifications shall include ground floor tenants if specifically required by Owner's Agent. If cleaning of ground floor tenant space by Owner's Agent is not required, then the Contractor may negotiate directly with the Tenant for cleaning of the space.

        B.      Private Restrooms, Kitchen, Lunchrooms and Computer Rooms

                Cleaning of these special areas is included as part of these specifications, insofar as the Owner's Agent is required to maintain such areas.

14.     DAY SERVICES

        Aside from the personnel required for the scheduled night services specified, the Contractor shall provide not less than the following day personnel:

        One Day - Matron
        Two Days - Day Porters

        A.      Duties of Day Porters

                The day porters shall be assigned to perform the following duties and any additional duties as may be directed by the Owner's Agent:

                1) Police entire lobby and entrance areas, not less than one time per hour.

                2) Police and maintain elevator cabs. If carpeted, elevators are to be vacuumed and spots and surface litter removed as required.

                3) Police all men's lavatories - to be checked a minimum of twice a day, morning and afternoon.

                4) Check and fill, as necessary, toilet tissue, seat cover and towel dispensers, material to be furnished by Contractor.

                5) Clean basement corridors, utility areas and employees' locker rooms so that they are kept in a clean condition at all times.

                6) Set out rain mats, as necessary, and maintain them in a clean condition.

                7)      Police and clean roof and roof setbacks as necessary.

                8) Keep in clean condition the entrance door glass and frames, glass at entrance of Bart stairs and display eases in Bert Tunnel.

                9) Clean and polish standpipes and firehose connections as necessary.

                10) Police and maintain exterior of the building at ground level, including stainless steel trim, canopy trim, painted underside of canopies, store fronts, etc. All garden areas including roof garden areas are to be policed daily.

                11)     Maintain loading dock areas in a clean condition.

                12) Dust handrails, stair stringers and risers, wash as necessary.

                13) Police exterior walks and patios as directed by Owner's Agent, not less than one time per hour.

                14) Police Bart Tunnel, Bart stairs, and LL Elevator lobby not less than one time per hour.

                15) Police elevator lobbies on tenant floors, remove cigarette butts and trash from ash tray urns, and stamp sand in ash urn, using impression tool; to be performed not less than one time per hour.

        B.      Duties of Day Matron

                The day matron shall be assigned to perform the following and other duties as may be directed from time to time by the Owner's
                Agent:

                1) Fill sanitary napkin dispensers, products to be furnished by Contractor. Collect coins from dispenser.

                2) Police all ladies' restrooms and lounges, keeping them in clean condition, as required, but not less than two times per day.

                3) Fill toilet tissue, Kleenex, towel, hand lotion and soap dispensers as required. All supplies to be provided by Contractor.

                              EXHIBIT "G" TO LEASE



                             ROOF LICENSE AGREEMENT

        THIS ROOF LICENSE AGREEMENT ("License Agreement") is made and entered into this 3rd day of December, 1996, by and between STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company, a Massachusetts banking corporation, not personally but solely as Trustee for Telephone Real Estate Equity Trust ("LICENSOR") and DIGITAL EQUIPMENT CORPORATION, a Massachusetts corporation ("LICENSEE") at 44 Montgomery Street, Suite 250, San Francisco, California 94104.

        1. PREMISES AND DURATION. Licensor, as Landlord, and Licensee, as Tenant, executed that certain Office Lease of even date herewith ("LEASE"), pursuant to which Licensee leased and hired from Licensor Suite #250 ("PREMISES") in the building known as 44 Montgomery Street ("BUILDING") in San Francisco, California. Pursuant to the Lease, Landlord granted Tenant the right and license to use a portion of the roof ("ROOF") of the Building for the purposes, and on the terms and conditions, set forth in this License Agreement. Capitalized terms not defined herein shall have the same meaning as in the Lease. In consideration for Tenant's execution and delivery of the Lease, Licensor hereby grants to Licensee a license ("LICENSE"), subject to the terms and conditions herein set forth herein, to use the portion of the roof on the Building more particularly shown on the drawing attached hereto as Schedule "1" and incorporated herein by reference ("ROOF PREMISES"). The term of the License herein granted (the "TERM") shall commence on the License Commencement Date of the Lease ("LICENSE COMMENCEMENT DATE") and shall terminate on the date the Lease expires or terminates, whichever is the first to occur ("LICENSE TERMINATION DATE"), unless terminated prior thereto as hereinafter provided. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

        2. RENT. On or before the first (1st) day of each month of the Term, Licensee shall pay Licensor Base Rent in the amount one hundred twenty five and no/100 dollars ($125.00). Base Rent shall be prorated for any partial month at the rate of 1/30th of the monthly amount. In addition to Base Rent, Licensee shall pay for electricity consumed in the Roof Premises.

        3. USE. Licensee shall use the Roof Premises solely for the installation, maintenance, use and removal of a sate./micro. dish NTE 3 Meters OD (the "ITEMS") and for no other purpose. Licensee shall not use the Roof Premises or the Item so as to interfere in any way with the ability of other occupants of the Building or occupants of other buildings to receive radio, television, telephone, microwave, short-wave, long-wave or other signals of any sort, nor so as to interfere with the use by Licensor or such occupants of electric, electronic or other facilities, equipment, appliances, personal property and fixtures, nor so as to interfere in any way with the use of any antennae, Items or other electronic or electric equipment or facilities currently or hereafter located on the Roof or any other floor or area of the Building or other buildings. Licensee shall not use the Roof Premises in any way so as to increase Licensor's insurance payments, and at Licensor's option shall pay such increases. The location of the Items within the Roof Premises shall be subject to Landlord's advance written approval.

        4. RENT AND OTHER CHARGES. Base Rent, electricity and any other amounts which Licensee is or becomes obligated to pay Licensor under this Agreement are sometimes herein referred to collectively as "RENT," and all remedies applicable to the non-payment of Rent as set forth in the Lease shall be applicable to the non-payment of Rent pursuant to this Agreement. Licensee shall pay any rent tax or sales tax on the Rent herein. Rent shall be paid at any office maintained by Licensor or its agent at the Building, or at such other place as Licensor may designate. Rent shall be paid without any prior demand or notice therefor (except as expressly provided herein) and shall in all events be paid without any deduction, set-off or counterclaim, and without relief from any valuation or appraisement laws. If Rent is not received within ten (10) calendar days after its due date,

Licensee shall pay interest thereon from the date when due until paid in full at the Default Rate defined in Article 25(c) of the Lease. Such interest payments shall not be deemed consent by Licensor to late payments, nor a waiver of Licensor's right to insist upon timely payments at any time, nor a waiver of any remedies to which Licensor is entitled as a result of the late payment of Rent. Licensor may apply payments received from Licensee to any obligations of Licensee then accrued, without regard to such obligations as may be designated by Licensee.

        5. COMMENCEMENT OF TERM. The License Commencement Date set forth in
Article 1 shall be delayed and Rent shall be abated to the extent that Landlord fails to deliver possession of the-Roof Premises on the License Commencement Date, except to the extent that Tenant, its contractors, agents or employees in any way contribute to such failure. If Landlord so fails for a ninety (90) day initial grace period, or such additional time as may be necessary due to strikes, acts of God, shortages of materials, acts or omissions of Tenant, its contractors, agents or employees, or other causes beyond Landlord's reasonable control, Tenant shall have the right to terminate this Agreement by written notice to Landlord any time thereafter up until Landlord delivers the Roof Premises to Tenant. Any such delay in the License Commencement Date shall not subject Landlord to any liability for any loss or damage resulting therefrom, and Tenant's sole recourse with respect thereto shall be the abatement of Rent and Tenant's right to terminate described above. Upon any such termination, Licensor and Tenant shall be entirely relieved of their obligations hereunder, and any Security Deposit and Rent payments hereunder shall be returned to Tenant. If the License Commencement Date is delayed, the License Expiration Date shall not be similarly extended, unless the parties expressly agree in writing. During any period that Tenant shall be permitted to enter the Roof Premises prior to the License Commencement Date, Tenant shall comply with all terms and provisions of the Lease and this Agreement and Rent shall commence on such date.

        6. INDEMNIFICATION AND INSURANCE, INDEMNIFICATION.

                (A) Licensee agrees to protect, indemnify, hold harmless and defend Licensor and any Mortgagee, as defined in the Lease, and each of their respective partners, directors, officers, agents, contractors and employees, successors and assigns (except to the extent that any of the losses described below are caused by the active negligence or wilful misconduct of Licensor, its agents, contractors and employees), from and against any and all loss, cost, damage, liability or expense (including but not limited to reasonable attorneys' fees, legal and administrative costs and expert witness fees) paid, incurred, arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to bodily injury, including death, or property damage sustained by such person or persons which arises out of, is occasioned by or is reasonably attributable to the use or occupancy of the Roof Premises or any portion thereof by Licensee or the acts or omissions of Licensee or its agents, employees, contractors, clients, invitees or subtenants, except that caused by the active, negligence or willful misconduct of Licensor or its agents, contractors or employees. Licensee's obligations and liabilities pursuant to this Section 6(A) shall survive the expiration or earlier termination of this License Agreement.

        (B) Licensor agrees to protect, indemnify, hold harmless and defend Licensee from and against any and all loss, cost, damage, liability or expense, including reasonable attorneys' fees, legal and administrative costs and expert witness fees, with respect to any claim of damage or injury to persons or property at the Roof Premises, caused by the active negligence or wilful misconduct of Licensor or its authorized agents or employees (except to the extent said losses are caused by the active negligence or wilful misconduct of Licensee, its agents and employees). Licensor's obligations and liabilities pursuant to this Section 6(B) shall survive the expiration or earlier termination of this License Agreement.

        (C) Notwithstanding anything to the contrary contained herein, nothing shall be interpreted or used to in any way affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Licensee or Licensor.

        (D) At all times during the Term of this License, Licensee shall procure and maintain, at its sole expense, "ALL-RISK" property insurance, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting of pipes, explosion, in an amount not less than one hundred percent (100%) of the replacement cost covering (i) all Items made by or for Licensee in the Roof Premises; and (ii) Licensee's trade fixtures, equipment and other personal property from time to time situated in the Roof Premises. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that if not so applied or if this Lease is terminated following a casualty, the proceeds applicable to the leasehold improvements shall be paid to Licensor and the proceeds applicable to Licensee's personal property shall be paid to Licensee. Licensee shall have the right, but not the obligation, to self-insure all loss or damage to the Premises in the amount of the full replacement value thereof. Each such policy shall contain the same terms and conditions, and shall be subject to the same requirements, that are required of Tenant pursuant to Article X of the Lease.

        (E) At all times during the Term of this License, Licensee shall procure and maintain, at its sole expense, commercial general liability insurance applying to the use and occupancy of the Roof Premises and the business operated by Licensee thereon. Such insurance shall be in the same amount, shall contain all other terms and conditions, and shall be subject to the same requirements, that are required of Tenant in Article X of the Lease.

        7. ACCESS TO ROOF PREMISES. Licensor shall permit Licensee reasonable access to the Roof Premises for the purposes permitted hereunder, during normal business hours at the Building upon reasonable advance written notice and scheduling through Licensor's management and security personnel. Access after normal business hours may be granted by Licensor in its reasonable discretion, and for such actual charges as Licensor may incur. Licensor reserves the right to enter the Roof Premises, without notice, at any time for the purpose of inspecting the same, or of making repairs, additions or alterations to the Building, and to exhibit the Roof Premises to prospective tenants, purchasers or others, or for any other reason not inconsistent with Licensee's rights hereunder. The exercise by Licensor of any of its rights under this paragraph shall not be deemed an eviction or disturbance of Licensee's use of the Roof Premises.

        8. INSTALLATION, USE, ALTERATIONS AND REMOVAL. Licensee shall not install the Items, or thereafter make any alterations, additions or improvements to the Roof Premises or the Items without Licensor's prior written consent. Licensee acknowledges that it has inspected the Roof Premises and agrees to accept the same "as is". Licensor shall approve or reject the proposed installation of the Items within a reasonable time after Licensee submits (a) plans and specifications for the installation of the Items, (b) copies of all required governmental and quasi-governmental permits, licenses, and authorizations which Licensee will obtain at its own expense, and (c) a certificate of insurance evidencing the coverage required herein. Licensor may withhold approval if the installation or operation of the Items may damage the structural integrity of the Building, interfere with any service provided by Licensor or any occupant, reduce the amount of leasable space in the Building, detract from the appearance of the Building, or for any other reasonable ground. Licensor may require that any installation or other work be done under the supervision of Licensor's employees or agents, and in a manner so as to avoid damage to the Building. Upon termination of this Agreement, by expiration or otherwise, Licensee shall disconnect and remove the Items and fully repair and restore the Roof Premises to the same or a better condition than prior to this Agreement, ordinary wear and tear, and damage from fire or other casualty not the fault of Licensee excepted. Licensee shall promptly and properly repair during the Term and upon termination of this Agreement any roof leaks or other damage or injury to the Roof, the Building or the Roof Premises caused by Licensee's use of the Roof Premises or its installation, use, maintenance or removal of the Items. If Licensee does not immediately repair any such leaks, damage or injury, or does not remove the Items when so required, Licensee hereby authorizes Licensor to make such repairs or remove and dispose of the Items and charge Licensee for all costs and expenses incurred in doing so. Licensor shall not be liable for any property so disposed of or removed by Licensor.

        9. DAMAGE. If the Roof Premises or Items are damaged by fire or other casualty so that Licensee is deprived of the use thereof, this Agreement shall terminate as of the date of such damage, subject to any provisions hereof which by their terms or reasonable implication shall survive such termination. If the Building is damaged by fire or other casualty or cause, whether or not the Roof Premises are affected, Licensor shall have the right to cancel this Agreement by written notice to Licensee. Licensor shall have no obligation to provide substitute Roof Premises or to repair or restore the Roof Premises, although Licensor may at its election do so.

        10. ASSIGNMENT AND SUBLICENSING. Licensee shall not, by operation of law or otherwise, assign or otherwise transfer or encumber this Agreement, the License or the rights granted hereunder, or sublicense the whole or any part of the Roof Premises. Licensee may not let any other party tie into or use the Items or the Roof Premises, and Licensee may not transmit or distribute signals through the Items to any parties not affiliated with Tenant. Any such transfer without Licensor's consent shall at Licensor's option be null, void and of no effect. If Licensee desires to assign or sublicense, Licensor may consent to the same in its reasonable discretion. In the alternative, Licensor may elect to terminate this Agreement, by written notice to Licensee within thirty (30) days after receiving Licensee's request for approval.

        11. LICENSE. The interest herein created is a license and no leasehold or tenancy is intended to be or shall be created hereby. Licensor at its sole option may require Licensee to terminate operation of the Items, if Licensee or the Items is causing physical damage to the Building, if Licensee or the Items is disturbing any other occupant of the Building, or if Licensee defaults in any other way under this Agreement or the Lease.

        12. ENTIRE AND BINDING AGREEMENT. This Agreement contains all of the agreements between the parties relating to the Roof Premises and Items, and may not be modified in any manner other than by agreement, in writing, signed by both parties. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Licensor, Licensee and their successors and assigns, except as provided herein to the contrary.

        13. SUBSTITUTE ROOF PREMISES. At any time hereafter, Licensor may substitute for the Roof Premises other Roof Premises (herein referred to as "THE NEW ROOF PREMISES") provided the New Roof Premises shall be similar to the Roof Premises in area and use for Licensee's purposes and shall be located on the Roof of the Building, and further provided: (a) Licensor shall pay the expense of Licensee for moving the Items from the Roof Premises to the New Roof Premises; and (b) Licensor shall first give Licensee at least ten (10) business days notice before making such change.

        14. HEAVY OBJECTS. Licensee shall not bring into or install in the Roof Premises any objects, including the Items contemplated hereunder, the weight of which, singularly or in the aggregate, would exceed the maximum safe load per square foot of the Roof Premises. Licensee shall engage and cause a licensed and qualified engineer to certify the same to Licensor before Licensee shall install, affix or place the Items upon the Roof Premises.

        15. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the state in which the Building is located.

        16. EXECUTION AND DELIVERY. The submission of this Agreement for examination or execution does not constitute an offer or reservation of any option for the Roof Premises, and this Agreement shall become effective only upon execution and delivery thereof by both parties.

        17. DEFAULTS. In addition to any other defaults specified herein, it shall be a default hereunder if Licensee vacates or abandons the Items or the Roof Premises for more than ten (10) consecutive calendar days, or, defaults under any term or condition of the Lease. In the event of any default which is not cured within five (5) days after written notice by Licensor, Licensor shall have the right to terminate this Agreement and recover the possession of the Roof Premises through peaceful self-help, forcible detainer proceedings or any other lawful means, and to recover all damages and losses sustained as a result of such default and termination of this Agreement, including without limitation loss of Rent that would otherwise be received hereunder. In the event of default, Licensor shall also have the right to discontinue providing electricity to the Roof Premises. In the event of any litigation between the parties, the prevailing party shall be entitled to receive its reasonable attorneys' fees and costs as part of the judgment.

        18. RECORDING. Licensee shall not record this Agreement or any memorandum thereof.

        19. CROSS DEFAULT. In addition to the Lease, if at any time during the Term, Licensee is tenant under any other lease with Licensor, or is a party with Licensor to other agreement for retail, storage, parking or any other space in, on or about Building, any default under this Agreement shall be a default under the Lease or the other leases and agreements, and any default under the Lease or under any of the other leases and agreements shall be a default under this Agreement.

        20. LIENS. Licensee shall keep the Building and Roof Premises free from any mechanic's, materialman's or similar liens or other such encumbrances in connection with any work on or respecting the Roof Premises not performed by or at the request of Licensor, and shall indemnify and hold Licensor harmless from and against any claims, liabilities, judgments, or costs (including attorneys' fees) arising out of the same or in connection therewith. Licensee shall give Licensor notice at least twenty (20) days prior to the installation of the Items or the commencement of any other work on the Roof Premises (or such additional time as may be necessary under applicable Laws), to afford Licensor the opportunity of posting and recording appropriate notices of non-responsibility. Licensee shall remove any such lien or encumbrance within ten (10) days after written notice by Licensor, and if Licensee shall fail to do so Licensor may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof, and the amount so paid shall be deemed additional Rent reserved under this Agreement due and payable upon demand, without limitation as to other remedies available to Licensor under this Agreement. Nothing contained in this Agreement shall authorize Licensee to do any act which shall subject Licensor's title to the Building or Roof Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Roof Premises arising in connection with any work on or respecting the Roof Premises not performed by or at the request of Licensor, shall be null and void, or at Licensor's option shall attach only against Licensee's interest in the Roof Premises and shall in all respects be subordinate to Licensor's tile to the Building and Roof Premises.

        21. PERSONAL PROPERTY TAXES. Licensee shall pay prior to delinquency all taxes, charges or other governmental impositions assessed against or levied upon, the Items. Whenever possible, Licensee shall cause all such Items to be assessed and billed separately from the property of Licensor. In the event any such Items shall be assessed and billed with the property of Licensor, Licensee shall pay Licensor its share of such taxes, charges or other governmental impositions within thirty (30) days after Licensor delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Licensee's property.

        IN WITNESS WHEREOF, the parties have executed this License Agreement on the day and year first above written.

LICENSOR                                    LICENSEE

STATE STREET BANK AND TRUST                 DIGITAL EQUIPMENT CORPORATION
COMPANY OF CALIFORNIA, N.A.,                a Massachusetts corporation,
not individually, but as Ancillary
Trustee for State Street Bank and           By:  /s/ Kerry L. Calkins
Trust Company, a Massachusetts                 ---------------------------------
banking corporation, not personally            Name:  Kerry L. Calkins
but solely as Trustee for Telephone         Title:  Western Real Estate Manager
Real Estate Equity Trust,




    By:  HEITMAN CAPITAL MANAGEMENT
         CORPORATION, an Illinois corporation,
         its duly authorized agent and attorney-in-fact,


       By:  /s/ Thomas D. McCarthy
          ---------------------------------
          Name:  Thomas D. McCarthy
          Title:  Managing Director

                      SCHEDULE #1 TO ROOF LICENSE AGREEMENT

                      [DIAGRAM OF ROOF OF LEASED PROPERTY]

                               CONSENT TO SUBLEASE



THIS CONSENT TO SUBLEASE (this "Consent") is made as of March 5, 1999 by OTR, an Ohio general partnership, as nominee of THE STATE TEACHER'S RETIREMENT BOARD OF OHIO, a statutory organization created by the laws of Ohio successor-in-interest to State Street Bank and Trust Company of California, N.A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company of Massachusetts banking corporation, not personally but solely as Trustee for the Telephone Real Estate Equity Trust ("Landlord") with reference to the following facts:

        A. State Street Bank and Trust Company of California, N.A., not individually, but as Ancillary Trustee for State Street Bank and Trust Company of Massachusetts banking corporation, not personally but solely as Trustee for the Telephone Real Estate Equity Trust, DIGITAL EQUIPMENT CORPORATION, a Massachusetts corporation predecessor-in-interest to COMPAQ COMPUTER CORPORATION, a Delaware corporation ("Tenant") and Landlord are parties to that certain Office Lease dated, December 3, 1996 (the "Lease"), with respect to the Premises (as defined in the Lease) located at the street address 44 Montgomery Street, Suite 250, San Francisco, California.

        B. Tenant has agreed to sublet the Premises to CHEMCONNECT, a Delaware corporation ("Subtenant"), pursuant to a Sublease, dated February 26, 1999 (the "Sublease"), between Tenant as sublandlord; and Subtenant as subtenant.

        THEREFORE, it is understood and agreed as follows:

        1. Consent to Sublease. Subject to the terms and conditions contained herein, Landlord hereby consents to the Sublease.

        2. Payment of Attorney's Fees. Tenant shall pay to Landlord the amount of five hundred and 00/100 dollars ($500.00) on account of Landlord's attorney's fees and costs incurred in connection with the review of the request for this Consent, review of the Sublease, and the preparation of this Consent.

        3. No Modification of Lease. This Consent shall not modify, waive, or affect any of the terms, covenants or conditions of the Lease, including, without limitation, the Landlord's right to rental and other monetary consideration payable under the Sublease in excess of the rent payable by Tenant under the Lease, or waive any breach of the Lease or any of the rights of Landlord thereunder, or enlarge Landlord's obligations under the Lease.

        4. No Release of Tenant. The subletting of the Premises to Subtenant, the Sublease, or this Consent shall not in any way release or discharge Tenant from any of its covenants, agreements, liabilities and duties under the Lease.

        5. Subordination. The Sublease is, in all respects, subject to and subordinate to the Lease and to all terms and provisions contained in the Lease, and the Lease shall prevail over any other conflicting provision in the Sublease or any other agreement between Tenant and Subtenant.

        6. Option to Assign Sublease.

                (a) Except as provided in this paragraph 6, the termination for any reason of the Lease shall terminate the Sublease.

                (b) If, at any time prior to the expiration of the term of Sublease, Landlord may elect to have the Sublease assigned to Landlord, and such assignment shall not terminate the Sublease and the Lease shall survive for the limited purpose of preventing a termination of the Sublease by merger and permitting the incorporation of the terms of the Lease in the Sublease. Landlord's election may be exercised in its sole and absolute discretion by delivering written notice to Tenant and Subtenant prior to the effective date of termination of the Lease. Landlord shall not in any way be obligated to exercise this election.

                (c) If this election is exercised, Subtenant shall thereafter make all rent payments due under the Sublease directly to Landlord, and Subtenant shall attorn to Landlord and recognize Landlord as the sublandlord under the Sublease for the then executory terms and conditions set forth in the Sublease for the remainder of the term of the Sublease, provided Landlord shall not disturb Subtenant's tenancy under the Lease and further provided Subtenant is not in default under any of the terms, covenants and conditions of the Sublease beyond any applicable grace or cure period.

                (d) Notwithstanding anything contained in this Consent, the Lease or the Sublease, Landlord shall not: (1) be liable to Tenant or Subtenant for any past act, omission or default on the part of the Tenant under the Sublease and Tenant and Subtenant shall have no right to assert the same or any damages arising therefrom as an offset, defense or deficiency against Landlord;
(2) be liable to Subtenant for any prepayment of rent or deposit, rental security or any other sums deposited with Tenant under the Sublease and not delivered to Landlord; or (3) be bound by any amendment or modification of the Sublease not consented to by Landlord.

                (e) Notwithstanding that as a matter of law the Sublease may otherwise terminate upon the termination of the Lease, the foregoing provisions of this paragraph shall be self-operative upon such written demand of the Landlord and no further instrument shall be required to give effect to said provisions. Upon demand of the Landlord, Subtenant agrees, however, to execute, from time to time, document(s) in confirmation of the foregoing provisions of this paragraph satisfactory to the Landlord, in which Subtenant shall acknowledge such attornment provided said document(s) include reasonably standard non-disturbance language. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by Landlord, whether under the Lease or any other agreement at law or equity.

        7. Tenant's Authorization. Tenant hereby authorizes Subtentant, as agent for Tenant, to obtain services and materials for or related to the sublease premises in accordance with the Lease, and Tenant agrees to pay for such services and materials as additional rent under the Lease upon written demand from Landlord. However, as an accommodation to the Tenant, Landlord may bill Subtenant for such services and materials, or any portion thereof, in which event Subtenant agrees to pay for the services and materials so billed, but such billing shall not relieve Tenant from its primary obligation to pay for such services and materials. The authority herein given by Tenants to Subtenant shall be continuing and the Tenant shall not revoke it.

        8. Sublease. Tenant and Subtenant hereby represent and warrant to Landlord that the Sublease attached hereto as Exhibit "A" (a) is a true, correct and complete copy of the Sublease, and (b) contains the entire agreement and understanding between Tenant and Subtenant with regard to the subject matter contained thereof, specifically including without limitation, all agreements concerning rent and other considerations payable by Subtenant to Tenant for the subleased premises.

        9. Indemnity. Tenant and Subtenant hereby jointly and severally agree to indemnify, defend (if requested by Landlord) and hold harmless Landlord, the managing agent of the building and their respective officers, directors, employees, agents and beneficiaries from and against any and all claims, demands, actions, proceedings, expenses and costs arising out of, in connection with, or resulting to the Sublease, any claim for brokerage fees or other compensation relating to the Sublease, the transactions between Tenant and Subtenant, or except as arising from Landlord's gross negligence or willful misconduct to the subleased premises.

        10. No Assumption of Liability. The consent hereto by Landlord shall not serve as an admission or assumption of any liability by Landlord to Subtenant or as a representation, warranty or surety as to any representation or undertakings of the Tenant under the Sublease, including, without limitation, the timely delivery of the Premises.

        11. Effect of Consent. This Consent shall not relieve Tenant or Subtenant from the obligation to obtain the consent of Landlord to (a) any further subletting of the Premises, any part thereof or any other area covered by the Lease; (b) any assignment of the interest of Tenant under the Lease; (c) any assignment of the interest of the Subtenant under the Sublease; (d) any additions, alterations or changes in or to the Premises; (e) any amendment, modification or revision of the Sublease; or (f) any other matter which requires Landlord's consent.

        12. Authority of Agent. Seagate Realty Advisors, a California general partnership, represents it is the asset manager for Landlord, has the right and authority to sign this Consent on behalf of Landlord. Except for such representations, Seagate Realty Advisors, its partners, affiliates and agents shall have no liability under this Consent.

Dated as of this ____ day of _____________ 19__

LANDLORD                                              TENANT

OTR, AN OHIO GENERAL PARTNERSHIP,           COMPAQ COMPUTER
AS NOMINEE OF THE STATE TEACHER'S           CORPORATION, A DELAWARE
RETIREMENT BOARD OF OHIO, A                 CORPORATION
STATUTORY ORGANIZATION CREATED
BY THE LAWS OF OHIO.


       By:  Seagate Realty Advisors, a      BY:  /s/ Tim Aimone for Steve Garner
California General partnership, its duly       ---------------------------------
authorized agent                            ITS:  Director, Real Estate &
                                                  Operating Svcs

BY:                                         DATE:    3/8/99
   ---------------------------------
ITS:
    --------------------------------
DATE:                                       SUBTENANT
     -------------------------------
                                            CHEMCONNECT, a Delaware corporation


                                            BY:  /s/ Jay Hall
                                               ---------------------------------
                                            ITS:  Vice President

                                            DATE:  3-10-99